UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE
(RULE
14a-101)
SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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☐	Soliciting Material under §240.14a-12
DuPont de Nemours, Inc.
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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED MARCH 23, 2026

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

At the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), stockholders will vote on the following matters either by proxy or by voting online during the Annual Meeting:

Date: Thursday, May 21, 2026 Time: 1:00 P.M. Eastern Daylight Time Location*: Online at www.virtualshareholdermeeting.com/ DD2026

Agenda:

1.  Election of the 11 director nominees named in the Proxy Statement.

2.  Advisory resolution to approve executive compensation.

3.  Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026.

4.  Adoption and approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split and a reduction in the number of authorized shares.

5.  Transaction of any other business as may properly come before the Annual Meeting.

How to Vote

Your vote is important. Whether or not you plan on attending the Annual Meeting virtually, please vote your shares as soon as possible by internet, telephone or mail.

BY INTERNET www.proxyvote.com	BY PHONE 1-800-690-6903 or the number provided on your voting instructions	BY MAIL Use the postage-paid envelope provided

The Board of Directors (the “Board” or “Board of Directors”) of DuPont de Nemours, Inc. (the “Company” or “DuPont”) has set the close of business on March 30, 2026 as the record date for determining stockholders who are entitled to receive notice of the Annual Meeting and to vote.

As permitted by U.S. Securities and Exchange Commission (the “SEC”) rules, proxy materials were made available via the internet. Notice regarding availability of proxy materials and instructions on how to access those materials were mailed to certain stockholders of record on or about April [●], 2026 (the “Notice”). The instructions included how to vote online and how to request a paper copy of the proxy materials. This method of notice and access gives the Company a lower-cost way to furnish stockholders with their proxy materials.

Please see pages 7-8 of the Proxy Statement for information on attending the Annual Meeting virtually.

Thank you for your continued support and your interest in DuPont.

Paige Fleming

Vice President, Associate General Counsel and Corporate Secretary

April [●], 2026

*

The Annual Meeting will be online and a completely virtual meeting of stockholders. The enclosed materials include instructions on how to participate in the Annual Meeting, including by voting and asking questions both before and during the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON MAY 21, 2026

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

2026 Proxy Statement

Cautionary Statement Regarding Forward-Looking Statements

Certain statements within this Proxy Statement may constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” “outlook,” “stabilization,” “confident,” “preliminary,” “initial,” “continue,” “may,” “could,” “project,” “estimate,” “forecast” and similar expressions and variations or negatives of these words. Forward-looking statements address matters that are, to varying degrees, uncertain and subject to risks, uncertainties and assumptions, many of which are beyond DuPont’s control, that could cause actual results to differ materially from those expressed in any forward-looking statements. Forward-looking statements are not guarantees of future results. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, and should consider the uncertainties and risks discussed in our 2025 Annual Report on Form 10-K and subsequent filings with the SEC. DuPont assumes no obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Other Information

References to our website or other links to our publications or other information are provided for the convenience of our stockholders. None of the information or data included on our websites or accessible at these links is incorporated into, and will not be deemed part of, this Proxy Statement or any other filings with the SEC.

ii	2026 Proxy Statement

Executive Compensation	56

Compensation Tables and Narratives	56
Summary Compensation Table	56
Grants of Plan-Based Awards	58
Outstanding Equity Awards	59
Option Exercises and Stock Vested	62

Benefits	63
Pension Benefits	63
Supplemental Retirement Plans	63
Non-Qualified Deferred Compensation	64
Non-Qualified Deferred Compensation Programs	64
Other Retirement and Termination Benefits	65
Potential Payments Upon Termination or Change in Control	67
E. Breen Employment Letter	68
Involuntary Termination or Change in Control Values	69

CEO Pay Ratio	70

Pay Versus Performance	71

Agenda Item 2: Advisory Resolution to Approve Executive Compensation	77

Agenda Item 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm	78

Audit Committee Report	80

Agenda Item 4: Adoption and approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split and a reduction in the number of authorized shares	82

Annex A – Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of DuPont de Nemours, Inc.	89

Additional Information	90

Appendix A – Non-GAAP Reconciliation	A-1

2026 Proxy Statement	iii

Proxy Statement

Summary

Annual Meeting of

Stockholders

Date and Time

May 21, 2026

1:00 P.M. Eastern Daylight Time

Place

Online at

www.virtualshareholdermeeting.com/DD2026

Record Date

March 30, 2026

This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all information that you should consider, and you should read the entire Proxy Statement carefully before voting.

Meeting Agenda and Voting Recommendations

Agenda Item		Board Recommendation	Page

1	Election of Directors	For Each Nominee	20

2	Advisory Resolution to Approve Executive Compensation	For	77

3	Ratification of the Appointment of the Independent Registered Public Accounting Firm	For	78

4	Adoption and Approval of an Amendment to the Company’s Certificate of Incorporation to Effect a Reverse Stock Split and a Reduction in the Number of Authorized Shares	For	82

2026 Proxy Statement	1

Proxy Statement Summary

About DuPont

We are a leading provider of advanced solutions that improve everyday life across healthcare, water, construction and industrial markets. We are committed to helping customers advance their technology pipelines and provide solutions that address their unique challenges. From delivering clean water to enabling medical packaging solutions which enhance safety and performance, our innovations power the essential products and technologies people rely on every day. At December 31, 2025, we had subsidiaries in about 50 countries worldwide and manufacturing operations in about 20 countries.

Transformational Journey

We were formed in 2015 (formerly, DowDuPont Inc.) for the purpose of effecting the all-stock merger of equals transactions between The Dow Chemical Company (“TDCC”) and E. I. du Pont de Nemours and Company (n/k/a as EIDP, Inc., “EIDP”), which became effective on August 31, 2017. As a result of the merger, TDCC and EIDP became subsidiaries of DowDuPont Inc. (the “DWDP Merger”). The DWDP Merger aimed to combine the strengths of both companies and then realign the assets to create three more focused and streamlined public companies.

On April 1, 2019, we completed the separation of the materials science business through the spin-off of Dow Inc. (“Dow”), including Dow’s subsidiary TDCC (the “Dow Distribution”). On June 1, 2019, we completed the separation of the agriculture business through the spin-off of Corteva, Inc. (“Corteva”) including Corteva’s subsidiary EIDP.

On our transformation journey from a specialty products company to a focused advanced solutions provider, DuPont has taken the following actions:

•

the divestiture in 2021 of the Nutrition & Biosciences business to International Flavors & Fragrances Inc. (“IFF”) in a Reverse Morris Trust transaction;

•

the divestiture in 2022 of the majority of the businesses comprising the historical Mobility & Materials (“M&M”) segment (the “M&M Businesses”) to Celanese Corporation (the “M&M Divestiture”);

•

the divestiture in 2023 of the Delrin® business (the “Delrin® Divestiture”), part of the historical M&M segment, to TJC LP (“TJC”);

•

the separation (the “Electronics Separation”) of our semiconductor and interconnect solutions businesses (the “Electronics Business”) into an independent public company, Qnity Electronics, Inc. (“Qnity”), by way of the distribution to DuPont’s stockholders of record as of October 22, 2025 of all the issued and outstanding common stock of Qnity on November 1, 2025 (the “Qnity Distribution”); and

•

a transaction to divest (the “Aramids Divestiture”) the Aramids business (the “Aramids Business”) to Arclin, a portfolio company of an affiliate of TJC, which is expected to close on April 1, 2026, following the receipt of all regulatory approvals as of March 10, 2026.

We realigned our segments after the Electronics Separation to create two new reportable segments:

•

Healthcare & Water Technologies includes high-performance packaging, parts and components for medical device and biopharma markets as well as water filtration and purification technologies primarily for industrial wastewater & energy, municipal drinking water & desalination, and life sciences & specialty markets.

•

Diversified Industrials includes building technologies, with a broad portfolio serving new-build and repair/remodel applications across non-residential and residential construction markets, and industrial technologies, which includes a portfolio of adhesive, wear and friction, and packaging solutions serving aerospace, automotive and printing and packaging markets.

To assist you in reviewing the proposals to be acted upon at the Annual Meeting, we call your attention to the following information about the Company’s 2025 financial performance, our key corporate governance policies and practices, and key executive compensation actions and decisions. The following description is only a summary. For more complete information about these topics, please review the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and this Proxy Statement.

2025 Financial Performance Highlights

$6.8B

Full year 2025 Net Sales

$98M

Full year 2025 GAAP income
from continuing operations

$1.63B

Full year 2025 Operating
EBITDA*

$0.21

Full year 2025 GAAP EPS from
continuing operations

$1.68

Full year 2025 Adjusted EPS*

*  See Appendix A for further information, including a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP financial measures.

2

Proxy Statement Summary

Director Nominees

You are being asked to vote on the election of 11 directors. All directors are elected annually. Detailed information about each director’s background, skills and expertise can be found in Agenda Item 1 — Election of Directors.

(As of the date of this Proxy Statement) Name Age Current Position	Independent	Audit Committee	Nomination and Governance Committee	People and Compensation Committee	Other Current Public Boards

Amy G. Brady

Age 59 Former Chief Information Officer and Executive Vice President, KeyCorp	●	●

Edward D. Breen

Age 70 Chairman and Former Chief Executive Officer, DuPont de Nemours, Inc.					1

Ruby R. Chandy

Age 64 Former President, Industrial Division, Pall Corporation	●		●		2

Alexander M. Cutler

Age 74 Retired Chair and Chief Executive Officer, Eaton	●		CH	●	1

Eleuthère I. du Pont

Age 59 President, Longwood Foundation	●	●	●		1

Luther C. Kissam IV

Age 61 Former Chairman, President and CEO, Albemarle Corporation	●	●	●		2

Lori D. Koch

Age 51 Chief Executive Officer, DuPont de Nemours, Inc.

James A. Lico

Age 60 Former Chief Executive Officer and President, Fortive Corporation	●			●	1

Frederick M. Lowery

Age 55 Chief Executive Officer, Henry Schein, Inc.	●			CH	1

D. G. Macpherson

Age 58 Chairman and Chief Executive Officer, W.W. Grainger, Inc.	●		●		1

Kurt B. McMaken

Age 56 Chief Financial Officer, The Brink’s Company	●	CH

CH	= Chair

2026 Proxy Statement	3

Proxy Statement Summary

Corporate Governance Best Practices

As part of DuPont’s commitment to high ethical standards, the Board follows sound governance practices. These practices, which are summarized below, are described in more detail beginning on page 9 of this Proxy Statement.

Board Independence	Director Elections	Board Practices	Stock Ownership Requirements	Stockholder Rights

9 of 11 director nominees are independent Independent Board Committees	Annual Board elections Directors are elected by a majority of votes cast Directors not elected by a majority of votes cast are subject to the Company’s resignation policy	Independent directors meet in executive session without management at each regularly scheduled Board meeting Annual Board and Committee self- evaluations Annual director evaluations Retirement policy	Directors are required to hold Company granted shares until retirement Executives and directors prohibited from hedging or pledging Company stock	Stockholder right to call special meetings No super- majority stockholder voting requirements Eligible stockholders are able to nominate directors through proxy access

Executive Compensation

Our executive compensation philosophy and practices reflect a commitment to paying for performance — both short-term and long- term. We use a balanced portfolio of measures to drive short and long-term objectives aligned with the Company strategy and stockholder interests. The People and Compensation Committee annually reviews our executive compensation programs and makes decisions or changes as appropriate. In making decisions, the People and Compensation Committee considers all relevant factors, including stockholder interests, financial goals, business performance, strategic priorities and market practices, as well as inputs from key stakeholders.

4

Proxy Statement Summary

Executive Compensation Governance Practices

Compensation of the executive officers of the Company, including that of the named executive officers, is overseen by the People and Compensation Committee (or, in the case of each of the former Executive Chairman and the Chief Executive Officer, by the People and Compensation Committee and the independent members of the Board). The Board and the People and Compensation Committee were assisted in performance of their oversight duties by an independent compensation consultant.

The following summarizes key governance elements related to the executive compensation programs in which our executive officers participate:

Key Executive Compensation Practices

What We Do	What We Don’t Do

Maintain a pay mix that is heavily performance-based	Provide single-trigger change in control agreements or excise tax gross ups
Actively engage with stockholders	Grant options below market value, extend original option terms, reprice, reload or exchange underwater options without stockholder approval
Align executive compensation outcomes with company and individual performance
Annually assess peer group composition and competitive compensation practices	Permit hedging or pledging of the Company’s securities
Include a liberal share counting provision in our equity plan
Seek annual stockholder advisory approval of executive compensation
Maintain strong stock ownership requirements of six times base salary for the CEO and three times base salary for the other executive officers	Guaranteed annual salary increases or bonuses
Provide minimum payouts under the Long-Term Incentive Plan
Conduct an annual executive talent review and discussion on succession planning	Provide uncapped short and long-term incentive payouts
Provide excessive perks
Maintain a robust compensation clawback policy covering both cash and equity

Review executive compensation statements (“tally sheets”)

Conduct annual compensation risk assessments

2026 Proxy Statement	5

Voting, Question and

Attendance Procedures

In this Proxy Statement, you will find information on the Board, the candidates for election to the Board, and three other items to be voted upon at the Annual Meeting and any adjournment or postponement of the Annual Meeting. The background information in this Proxy Statement has been supplied to you at the request of the Board to help you decide how to vote and to provide information on the Company’s corporate governance and compensation practices. This Proxy Statement is first being distributed to stockholders on or about April [●], 2026.

Vote Your Shares in Advance

You may vote your shares by internet, telephone or signing and returning the enclosed proxy or other voting instruction form. Your shares will be voted only if the proxy or voting instruction form is properly executed and received by the independent Inspector of Election prior to the Annual Meeting. Except as provided below, if no specific instructions are given by you when you execute your voting instruction form, as explained on the form, your shares will be voted as recommended by the Board.

You may revoke your proxy or voting instructions at any time before their use at the Annual Meeting by sending a written revocation, by submitting another proxy or voting form on a later date, or by voting virtually at the Annual Meeting. No matter which voting method you choose, however, you should not vote any single account more than once unless you wish to change your vote. Be sure to submit votes for each separate account in which you hold DuPont common stock.

Confidential Voting

The Company maintains vote confidentiality. Proxies and ballots of all stockholders are kept confidential from the Company’s management and Board unless disclosure is required by law and in other limited circumstances. The policy further provides that employees may confidentially vote their shares of Company stock held by employee savings plans and requires the appointment of an independent tabulator and Inspector of Election for the Annual Meeting.

Dividend Reinvestment Plan Shares and Employee Savings Plan Shares

If you are enrolled in the direct stock purchase and dividend reinvestment plan administered by Computershare Trust Company, N.A. (the “Computershare DRIP”), the DuPont common stock owned on the record date by you directly in registered form, plus all shares of common stock held for you in the Computershare DRIP, will appear together on a single proxy voting form. If no instructions are provided by you on an executed proxy voting form, your Computershare DRIP shares will be voted as recommended by the Board.

Participants in various employee savings plans will receive a voting instruction form. Your executed form will provide voting instructions to the respective plan trustee. If no instructions are provided, the plan trustees and/or administrators for the relevant employee savings plan will vote the shares according to the provisions of the relevant employee savings plan. To allow sufficient time for voting, your voting instructions must be received by 11:59 P.M. Eastern Daylight Time on May 18, 2026. You may not vote your shares held in an employee savings plan virtually at the Annual Meeting.

6

Voting, Question and Attendance Procedures

DuPont Shares Outstanding and Quorum

At the close of business on the record date, March 30, 2026, there were [●] shares of DuPont common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote. The holders of a majority of the issued and outstanding shares of common stock entitled to vote that are present in person or represented by proxy constitute a quorum for the transaction of business at the Annual Meeting.

For Agenda Item 1: Election of Directors, each nominee must receive more FOR votes than AGAINST votes in order to be elected. For Agenda Item 2: Advisory Resolution to Approve Executive Compensation, Agenda Item 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm and Agenda Item 4: Adoption and Approval of an Amendment to the Company’s Certificate of Incorporation to Effect a Reverse Stock Split and a Reduction in the Number of Authorized Shares, each such item must receive more FOR votes than AGAINST votes in order to be approved. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting but will not be counted or have an effect on the outcome of any matter.

Broker non-votes occur when a person holding shares through a bank or broker, meaning that their shares are held in a nominee name or beneficially through such bank or broker, does not provide instructions as to how to vote their shares and the bank or broker is not permitted to exercise voting discretion. Under New York Stock Exchange (“NYSE”) rules, your bank or broker may vote shares held in beneficial name only on Agenda Item 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm and Agenda Item 4: Adoption and Approval of an Amendment to the Company’s Certificate of Incorporation to Effect a Reverse Stock Split and a Reduction in the Number of Authorized Shares, without instruction from you, but may not vote on any other matter to be voted on at the Annual Meeting.

Proxy Solicitation on Behalf of the Board

The Board is soliciting proxies to provide an opportunity for all stockholders to vote, whether or not the stockholders are able to attend the Annual Meeting or an adjournment or postponement thereof. Directors, officers and employees may solicit proxies on behalf of the Board in person, by mail, by telephone or by electronic communication. The proxy representatives of the Board will not be specially compensated for their services in this regard.

DuPont has retained Innisfree M&A Incorporated to aid in the solicitation of stockholders (primarily brokers, banks and other institutional investors) for an estimated fee of $25,000, plus reasonable expenses. Arrangements have been made with brokerage houses, nominees and other custodians and fiduciaries to send materials to their principals, and their reasonable expenses will be reimbursed by DuPont on request. The cost of solicitation will be borne by DuPont.

Participating in the Annual Meeting

The Annual Meeting will be online and a completely virtual meeting of stockholders. We cordially invite all stockholders to participate in the Annual Meeting. To participate in the Annual Meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card, or on the voting instructions that accompanied your proxy materials. Please have your 16-digit control number readily available and log on to the Annual Meeting by visiting www.virtualshareholdermeeting.com/DD2026 and entering your 16-digit control number. You may begin to log into the meeting platform beginning at 12:45 p.m. EDT on May 21, 2026. The meeting will begin promptly at 1:00 p.m. EDT on May 21, 2026. A list of stockholders of record entitled to vote will be open to any stockholder for any purpose relevant to the Annual Meeting for ten days before the Annual Meeting, during normal business hours, at the Office of the Corporate Secretary, 974 Centre Road, CRP Building 730, Wilmington, DE 19805.

The virtual meeting platform will be optimized on Chrome, Firefox, MS Edge and Safari. The platform is also fully supported across devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

We are committed to ensuring our stockholders have the same rights and opportunities to participate in the Annual Meeting as if it had been held in a physical location. If you wish to submit a question before the meeting, you may log into www.proxyvote.com and enter your 16-digit control number. Once past the login screen, click on “Submit Questions,” type in your question, and click

2026 Proxy Statement	7

Voting, Question and Attendance Procedures

“Submit.” Alternatively, if you want to submit your question during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/DD2026, type your question into the “Ask a Question” field, and click “Submit.”

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions and answers may be grouped by topic, and substantially similar questions may be grouped and answered once. Questions regarding personal matters, including those related to employment or product or service issues, are not pertinent to meeting matters and therefore will not be answered. Questions and answers to any pertinent questions not addressed during the meeting due to timing constraints will be published on the investor relations page of our website following the meeting.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page. Technical support will be available starting at 12:45 p.m. EDT on May 21, 2026 and through the conclusion of the meeting.

Whether or not you expect to attend the Annual Meeting virtually, please vote your shares in one of the ways described in this Proxy Statement as promptly as possible.

Other Matters

The Board does not intend to present any business at the Annual Meeting that is not described in this Proxy Statement. The enclosed proxy or other voting instruction form confers upon the designated persons the discretion to vote the shares represented in accordance with their best judgment. Such discretionary authority extends to any other properly presented matter. The Board is not aware of any other matter that may properly be presented for action at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON MAY 21, 2026

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

Stockholders may request their proxy materials be delivered to them electronically in 2027 by visiting

https://enroll.icsdelivery.com/dd.

8

Corporate Governance

Strong corporate governance is an integral part of DuPont’s core values. Within this section, you will find information about the Board and its governance structure and processes.

DuPont Board Corporate Governance Guidelines

The Corporate Governance Guidelines form an important framework for the Board’s corporate governance practices and assist the Board in carrying out its responsibilities. The Board reviews these guidelines periodically to consider the need for amendments or enhancements. Among other things, these guidelines delineate the Board’s responsibilities, leadership structure, independence, qualifications, election, annual self-evaluation, and access to management and advisors.

We invite you to visit the Company’s website at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance to review the following governance documents:

•	Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”)

•	Amended and Restated Bylaws (the “Bylaws”)

•	Corporate Governance Guidelines

•	Board Committee Charters and Membership

•	Employee Code of Conduct

•	Director Code of Conduct

•	Code of Financial Ethics

Director Independence

The Board has assessed the independence of each director who is currently on the Board or who served on the Board during the last fiscal year in accordance with the standards of independence of the NYSE rules and as described in the Corporate Governance Guidelines. Based upon these standards, the Board has determined that all of the directors who are currently on the Board or who served on the Board during the last fiscal year other than Mr. Breen and Ms. Koch are independent. The current independent directors constitute a “substantial majority” of the Board, consistent with our Corporate Governance Guidelines. In addition, the Board has determined that each of the nominees for director other than Mr. Breen and Ms. Koch is independent. The Nomination and Governance Committee, as well as the Board, annually reviews relationships that directors may have with the Company and members of management to make a determination as to whether there are any material relationships that would preclude a director from being independent.

All members of the Audit Committee, the People and Compensation Committee and the Nomination and Governance Committee (each, a “Committee” and collectively, the “Committees”) are independent directors under the Corporate Governance Guidelines and applicable regulatory and NYSE listing standards.

2026 Proxy Statement	9

Corporate Governance

Board Leadership Structure

The Board is responsible for broad corporate policy and overall performance of the Company through oversight of management and stewardship of the Company. Among other duties, the Board appoints the Company’s officers, assigns to them responsibility for management of the Company’s operations, and reviews their performance.

Our governing documents provide the Board with the flexibility to determine the optimal leadership structure for the Company, including, when appropriate, separating the positions of Chair of the Board and Chief Executive Officer (“CEO”). We believe that it is important for the Board to determine, on a case-by-case basis, the most effective leadership structure for us. We believe that the Company and its stockholders benefit from this flexibility, and that the directors are best positioned to lead this evaluation given their knowledge of our leadership team, strategic goals, opportunities, and challenges.

The Board has determined that, at the present time, it is in the best interest of stockholders and the Board to have Mr. Breen continue serving as the Chairman of the Board. This is due, in part, to Mr. Breen’s tenure as the Company’s CEO prior to his transition to full-time Executive Chairman of the Board and then to non-executive Chairman, including his role in orchestrating the strategic transformation of our Company, as well as his tenure as Executive Chairman. Mr. Breen is a proven leader with significant prior experience as a CEO and board member at Tyco International, plc and General Instrument Corporation and currently as lead independent director at Comcast Corporation. The Company has greatly benefitted from his strong leadership.

Our Corporate Governance Guidelines provide that if the Chair is not an independent director, as is the case with Mr. Breen, another director will be appointed by the independent directors to serve as independent Lead Director. Our independent directors have appointed Mr. Cutler to the role of Lead Director. Mr. Cutler has extensive leadership and corporate governance experience having previously served as the Chairman and CEO of Eaton Corporation, as well as a member of the Executive Committee of the Business Roundtable. In addition, Mr. Cutler currently serves as the independent Lead Director at KeyCorp. As Lead Director, Mr. Cutler’s responsibilities include:

•	presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the Board’s independent directors;

•	serving as liaison between any non-independent directors (including the Chairman), on the one hand, and the independent directors, on the other hand;

•	reviewing and approving information sent to the Board;

•	participating in the development of meeting agendas and schedules and consulting with the Chairman regarding the same;

•	if requested by major stockholders, ensuring that he is available for consultation and direct communication;

•	serving as focal point for stockholder communications and requests for consultation that are, in each case, addressed to independent members of the Board;

•	reviewing and approving meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	calling meetings of the full Board as the Lead Director deems appropriate; and

•

seeking to promote a strong Board culture, including the participation of all directors in an environment of open dialogue, constructive feedback and effective communication across the Board’s Committees and among the Chairman, the Board as a whole, the Board’s Committees and with regard to senior management.

10

Corporate Governance

Committees

Committees perform many important functions. The responsibilities of each Committee are stated in their respective Committee charters which are available at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance. The Board, upon the recommendation of the Nomination and Governance Committee, elects members to each Committee and has the authority to change Committee chairs, memberships and the responsibilities of any Committee, as set forth in the Bylaws.

The Board currently has three Committees: (i) Audit Committee; (ii) Nomination and Governance Committee; and (iii) People and Compensation Committee.1 All members of each of the three standing Committees of the Board are independent under the Company’s Corporate Governance Guidelines and applicable regulatory and NYSE listing standards.

A brief description of the responsibilities of the Committees are as follows:

Committees

Audit Committee Held eight meetings during 2025.

•

Nominates, engages and replaces, as appropriate, the Company’s independent registered public accounting firm, subject to stockholder ratification, to audit the Company’s Consolidated Financial Statements.

•

Reviews and approves the Audit Committee Pre-Approval Policy of audit and non-audit services provided by the Company’s independent registered public accounting firm (the “Pre-Approval Policy”).

•

Provides oversight on the external reporting process and the adequacy of the Company’s internal controls.

•

Reviews effectiveness of the Company’s systems, procedures and programs designed to promote and monitor compliance with applicable laws and regulations and receives prompt reports on compliance matters that could adversely impact the Company’s external reporting process or adequacy of internal controls.

•

Reviews and approves the scope of the audit activities of the independent registered public accounting firm and the Company’s internal auditors and appraises audit efforts of both.

•

Reviews services provided by the Company’s independent registered public accounting firm and other disclosed relationships as they bear on the independence of the Company’s independent registered public accounting firm.

•

Establishes procedures for the receipt, retention and resolution of complaints regarding accounting, internal controls or auditing matters.

A Summary of the Pre-Approval Policy is included as part of Agenda Item 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm in this Proxy Statement.

[1]

In November 2025, the Board dissolved the Environmental, Health, Safety & Sustainability Committee (the “EHS&S Committee”). Upon dissolution of the EHS&S Committee, the Board re-allocated its former responsibilities among the Board and remaining Committees. In particular, the Nomination and Governance Committee assumed the former EHS&S Committee’s topics pertaining to corporate responsibility, including overseeing the Company’s sustainability strategy, goals and actions, as well as overseeing health, safety and environmental performance and compliance. The Board believes these changes help simplify our oversight structure and will allow the Board and its remaining Committees to more efficiently and effectively deploy resources and focus their attention on matters that drive long-term shareholder value. The EHS&S Committee’s members during fiscal year 2025 included Rudy Chandy (chair), Amy Brady, James Lico and Frederick Lowery. The EHS&S Committee met four times during fiscal year 2025.

2026 Proxy Statement	11

Corporate Governance

Nomination and Governance Committee Held five meetings during 2025.

•

Develops and recommends to the Board a set of corporate governance guidelines for the Company.

•

Establishes the process for identifying and evaluating director nominees, determines the qualifications, qualities, skills and other expertise required to be a director, and recommends to the Board nominees for election to the Board.

•

Monitors the functioning of Board Committees.

•

Oversees the Board’s new director orientation program.

•

Oversees the annual assessment of the Board, its Committees and individual directors.

•

Oversees the Company’s health, safety and environmental performance and compliance.

•

Oversees corporate responsibility matters, political engagement strategy and other matters relating to the Company’s role as a responsible corporate citizen or those that may impact the Company’s public standing and reputation.

•

Oversees and advised the Board on the Company’s sustainability strategy, including its goals, and actions, and monitoring evolving risks and opportunities, and reviews the Company’s sustainability report and related disclosures.

•

Oversees the Company’s corporate governance practices, including reviewing and recommending to the Board for approval any changes to the Company’s Code of Conduct, Certificate of Incorporation, Bylaws and Committee charters.

•

Oversees the Company’s compliance programs, including the Code of Conduct and Code of Financial Ethics.

People and Compensation Committee Held six meetings during 2025.

•

Assesses current and future senior leadership talent for Company officers.

•

Assists the Board in the CEO succession planning process.

•

Oversees the Company’s human capital management.

•

Reviews and approves the goals and objectives relevant to the CEO’s compensation, oversees the performance evaluation of the CEO based on such goals and objectives and, together with the other independent members of the Board, determines and approves the CEO’s compensation based on this evaluation.

•

Reviews and approves all compensation and employment arrangements, including severance agreements, of the Company’s executive officers and named executive officers other than the CEO.

•

Reviews the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking and evaluates compensation policies and practices that could mitigate any such risk.

•

Reviews and considers the voting results of any say-on-pay or related stockholder proposals.

•

Recommends non-employee directors’ compensation to the Board for approval.

12

Corporate Governance

Committee Membership

The following chart shows Committee membership as of the date of this Proxy Statement. All directors listed in the table below other than Mr. Breen and Ms. Koch are independent.

Committees

Director	Audit	Nomination and Governance	People and Compensation

Amy G. Brady	●

Edward D. Breen

Ruby R. Chandy		●

Alexander M. Cutler		CH	●

Eleuthère I. du Pont	●	●

Luther C. Kissam IV	●	●

Lori D. Koch

James A. Lico			●

Frederick M. Lowery			CH

D. G. Macpherson		●

Kurt B. McMaken	CH

CH = Chair

Board’s Role in the Oversight of Risk Management

The Board is responsible for overseeing the overall risk management process for the Company. Risk management is considered a strategic activity within the Company under the responsibility of executive management while the Committees and the Board as a whole participate in the oversight of the process. Specifically, the Board as a whole has responsibility for overseeing the strategic planning process and reviewing and monitoring management’s execution of the corporate and business plan. The Board is also responsible for overseeing risks associated with operational resiliency, cybersecurity, artificial intelligence, geopolitical matters, innovation and mergers and acquisitions. Each Committee is responsible for oversight of specific risk areas relevant to their respective charters.

The Board, acting through its committee structure, is responsible for overseeing that management implements and follows this risk management process and for coordinating the outcome of reviews by Committees in their respective risk areas.

Committee	Area(s) of Risk Management Oversight Responsibility

Audit Committee	Management and effectiveness of accounting, auditing, external reporting, financial compliance and internal controls

Nomination and Governance Committee	Director independence, potential conflicts of interest, ethics and compliance, including anti-corruption and fraud, sustainability and related risks, as well as; regulatory developments related to safety, health and environment

People and Compensation Committee	The Company’s executive compensation practices, human capital management and leadership succession planning

Although each Committee is responsible for overseeing the management of certain risks as described above, the full Board is regularly informed by the Committees about these risks. This enables the Board and the Committees to coordinate risk oversight and the relationships among the various risks faced by the Company.

2026 Proxy Statement	13

Corporate Governance

Succession Planning

The Board believes that one of its primary responsibilities is to oversee the development and retention of senior talent and to ensure that an appropriate succession plan is in place for the Chief Executive Officer and other members of senior management. The People and Compensation Committee, together with the Chief Executive Officer and the Chief Human Resources Officer, regularly reviews senior management talent, including readiness to take on additional leadership roles and developmental opportunities needed to prepare senior leaders for greater responsibilities. In addition, the People and Compensation Committee regularly discusses recommendations and evaluations from the Chief Executive Officer and the Chief Human Resources Officer as to potential successors to fill senior positions. The Chief Executive Officer and the Chief Human Resources Officer also provide a regular review to the People and Compensation Committee and the Board assessing the members of the executive leadership team and his or her potential to succeed the Chief Executive Officer. This review includes a discussion about development plans for senior leaders to help prepare them for future succession and contingency plans in the event the Chief Executive Officer is unable to serve for any reason (including death or disability). While the People and Compensation Committee has the primary responsibility to develop succession plans for the Chief Executive Officer position, it regularly reports to the Board and these matters are discussed and decisions are made at the Board level.

Stockholder Engagement

Throughout the year, we continued extensive outreach to stockholders. Through this outreach, the management team updated investors on a range of topics including our overall business strategy, current business conditions, corporate citizenship and sustainability, corporate governance practices and executive compensation, as well as gained an understanding of the perspectives and concerns of each investor.

The Board and management team carefully consider the feedback from stockholder engagement meetings, as well as stockholder support, when reviewing the business, corporate governance and executive compensation profiles of the Company and public disclosures made by the Company.

Communications with the Board and Directors

Stockholders and other parties interested in communicating directly with the Board, the Chairman, the independent Lead Director or other independent directors, may do so by writing in care of the Office of the Corporate Secretary, 974 Centre Road, CRP Building 730, Wilmington, DE 19805. Pursuant to our Corporate Governance Guidelines, our Lead Director is available for consultation and direct communication if requested by major stockholders.

The Board has adopted a policy for handling correspondence received by the Company and addressed to the Board, the Chairman, the Lead Director or other outside directors. Communications will be distributed to any or all directors as appropriate depending upon the individual communication. However, the directors have requested that communications that do not directly relate to their duties and responsibilities as directors of the Company be excluded from distribution. Such excluded items include mass mailings; surveys; customer correspondence, including product suggestions and inquiries; resumes and other forms of job inquiries; and business solicitations or advertisements. Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will also be screened for omission by the Office of the Corporate Secretary. Any omitted or deleted communication will be made available to any director upon such director’s request. Concerns relating to accounting, internal controls, auditing or ethical matters are brought to the attention of the internal audit function and handled in accordance with procedures established by the Audit Committee or the Nomination and Governance Committee, as applicable, with respect to such matters.

Board, Committees and Annual Meeting Attendance

During 2025, DuPont held 10 Board meetings and 19 Committee meetings. The EHS&S Committee, which was dissolved in November 2025, also held 4 meetings during 2025. All of the incumbent directors attended at least 75% of the total number of Board meetings and meetings of the committees on which the director served during the past year. All directors are encouraged to attend the Annual Meetings of Stockholders, and in 2025, all of the incumbent directors attended the 2025 Annual Meeting of Stockholders.

14

Corporate Governance

Executive Sessions of Directors

The independent directors meet in executive session in connection with each regularly scheduled meeting of the Board, and at other times as they may determine appropriate. During 2025, there were six executive sessions of the Board chaired by the Lead Director for the Board. The Committees typically meet in executive session at every meeting.

Director Qualifications

Skills and Experience. The Nomination and Governance Committee has adopted guidelines to be used in evaluating candidates for Board membership in order to ensure a highly qualified Board. Directors are selected for their integrity and character; sound, independent judgment; breadth of experience, insight and knowledge; and business acumen. Leadership skills, scientific or technology expertise, familiarity with issues affecting global businesses in a wide range of industries, prior government service, diversity of skills and experience, time availability in light of other commitments, dedication and conflicts of interest are among the relevant criteria, which will vary depending on the needs of the Board.

Limitations on Outside Board Service. Our Corporate Governance Guidelines limit the number of other public company boards on which a director may serve. No director who is an executive officer of a public company may serve as a director of the Company if he or she serves on more than a total of three public company boards, including the Board and the board of the company with which the director is employed. If a director is not an executive officer of a public company, he or she may serve on a maximum of four public company boards, including the Board. Directors are required to advise the Chairman in advance of serving on another company’s board.

2026 Proxy Statement	15

Corporate Governance

Director Nominee Skills Matrix and Other Matters

As part of the nominee selection process for the Annual Meeting, the Nomination and Governance Committee reviewed the skills and experience of the Board, including the knowledge, skills and expertise and the demographic information set forth below. The Nomination and Governance Committee also reviewed the time commitments of each director and the results of the annual Board and individual director evaluations. Based upon the review of the Nomination and Governance Committee, it believes that the overall mix of the backgrounds of the nominees for election at the Annual Meeting provides for a highly qualified Board.

KNOWLEDGE, SKILLS & EXPERTISE

CEO of Public Company		●		●		●	●	●	●	●

Public Company Board Experience		●	●	●	●	●	●	●	●	●

Compensation/Human Capital Management	●	●	●	●	●	●	●	●	●	●

Sustainability		●	●	●		●	●	●	●

Finance and Accounting	●	●	●	●	●	●	●	●	●	●	●

Global Business	●	●	●	●		●	●	●	●	●	●

IT / Cybersecurity	●	●	●	●	●		●	●	●	●	●

Lobbying / Public Affairs		●		●			●		●

Mergers & Acquisitions	●	●	●	●		●	●	●	●	●	●

Science & Technology	●	●	●	●	●		●	●	●	●

Manufacturing and Operations		●	●	●	●	●	●	●	●	●	●

DEMOGRAPHICS

Race / Ethnicity / Underrepresented Groups

African American or Black									●

Asian			●

White	●	●		●	●	●	●	●		●	●

LGBTQ+

Gender

Male		●		●	●	●		●	●	●	●

Female	●		●				●

Age	59	70	64	74	59	61	51	60	55	58	56

Year Joined Board	2019	2017	2019	2017	2019	2019	2024	2024	2019	2026	2025

16

Corporate Governance

Annual Performance Evaluation Process

The Board recognizes that a robust and constructive performance evaluation process is an essential component of Board effectiveness. As such, the Board conducts an annual performance evaluation that is intended to determine whether the Board, its Committees, and individual Board members are functioning effectively, and to provide Board members with an opportunity to reflect upon and improve processes and effectiveness. The evaluation process also informs the annual director nomination process. The Nomination and Governance Committee oversees this annual process, which is led by the Lead Director. As part of this process, the Board and each Committee reviews a questionnaire and responses to the questionnaire inform a discussion lead by the Lead Director, in the case of the Board, and the Committee chair, in the case of each Committee, during executive session. In addition, the Lead Director engages with each Board member to obtain their assessment of the effectiveness and performance of the Board, its committees, and other Board members. A summary of the results of this process is presented to the Nomination and Governance Committee identifying any themes or issues that have emerged. The results are then reported to the full Board, which considers the results and ways in which Board processes and effectiveness may be enhanced. In addition, the Lead Director communicates the results of individual performance evaluations directly to each director.

Identifying Director Candidates

Among the Nomination and Governance Committee’s most important functions is the selection of directors who are recommended to the Board as candidates for election. The Nomination and Governance Committee has adopted a process for identifying new director candidates. Recommendations may be received by the Nomination and Governance Committee from various sources, including current or former directors, a search firm retained by the Nomination and Governance Committee to assist in identifying and evaluating potential candidates, stockholders, Company executives, and by self-nomination. The Nomination and Governance Committee is open to accepting stockholders’ suggestions of candidates to consider as potential Board members as part of the Nomination and Governance Committee’s periodic review of the size and composition of the Board and its Committees. Such recommendations should be sent to the Nomination and Governance Committee through the Office of the Corporate Secretary. The Nomination and Governance Committee uses the same process to evaluate director nominees recommended by stockholders as it does to evaluate nominees identified by other sources.

Director Candidate Nominations through Proxy Access

The Bylaws set forth procedural and content requirements for director candidate nominations through proxy access. As more specifically provided in the Bylaws, a stockholder or group of up to twenty stockholders owning 3% or more of the Company’s outstanding shares of common stock continuously for at least three years, may nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements detailed in the Bylaws. Nominations should be sent to the Office of the Corporate Secretary in accordance with the procedural and content requirements set forth in the Bylaws, the full text of which is available at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance/default.aspx.

Board Term and Director Retirement Policy

The Certificate of Incorporation provides that all directors stand for election at each Annual Meeting of Stockholders.

The Corporate Governance Guidelines provide that directors should not be nominated for election to the Board after reaching age 75, unless it is determined that it is in the best interests of the Company to extend the retirement date.

2026 Proxy Statement	17

Corporate Governance

Code of Conduct

The Board has adopted a Code of Conduct for all directors of the Company and a Code of Financial Ethics applicable to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. In addition, the Company has a code of conduct applicable to all employees. The full text of Director Code of Conduct, Code of Financial Ethics and the Employee Code of Conduct are available at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance. In addition, DuPont discloses on its website any waiver of or amendment to the Director Code of Conduct and the Code of Financial Ethics requiring disclosure under applicable rules.

Related Person Transactions

The Board has adopted written policies and procedures relating to the approval or ratification of each “Related Person Transaction.” Under the policies and procedures, the Nomination and Governance Committee (or any other committee comprised of independent directors designated by the Board) reviews the relevant facts of all proposed Related Person Transactions and either approves, disapproves or ratifies the entry into a particular Related Person Transaction, by taking into account, among other factors it deems appropriate:

(i)	the commercial reasonableness of the transaction;

(ii)	the materiality of the Related Person’s direct or indirect interest in the transaction;

(iii)	whether the transaction may involve a conflict of interest, or the appearance of one;

(iv)	whether the transaction was in the ordinary course of business; and

(v)	the impact of the transaction on the Related Person’s independence under the Corporate Governance Guidelines and applicable regulatory and listing standards.

No director may participate in any discussion or approval of a Related Person Transaction for which he/she or any of his/her immediate family members is the Related Person. Related Person Transactions are approved or ratified only if they are determined to be in the best interests of DuPont and its stockholders.

If a Related Person Transaction that has not been previously approved or previously ratified is discovered, the Related Person Transaction will be presented to the Nomination and Governance Committee for ratification. If the Nomination and Governance Committee does not ratify the Related Person Transaction, then the Company either ensures all appropriate disclosures regarding the transaction are made or, if appropriate, takes all reasonable actions to attempt to terminate the Company’s participation in the transaction.

Under DuPont’s policies and procedures, a “Related Person Transaction” is generally any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which:

(i)	DuPont was, is or will be a participant;

(ii)	the aggregate amount involved exceeds $120,000 in any fiscal year; and

(iii)	any Related Person had, has or will have a direct or indirect material interest.

A “Related Person” is generally any person who is, or at any time since the beginning of DuPont’s last fiscal year was:

(i)	a director or an executive officer of DuPont or a nominee to become a director of DuPont;

(ii)	any person who is known to be the beneficial owner of more than 5% of any class of DuPont’s outstanding common stock; or

(iii)	any immediate family member of any of the persons mentioned above.

18

Corporate Governance

Certain Relationships and Related Transactions
DuPont and its subsidiaries purchase products and services from and/or sell products and services to companies of which certain of the directors or executive officers of DuPont, or immediate family members of directors or executive officers, are employees. The Nomination and Governance Committee and the Board have reviewed such transactions and relationships and do not consider the amounts involved material to the respective related parties. Such purchases from and sales to each company involve less than either $1,000,000 or 2% of the consolidated gross revenues of each of the purchaser and the seller, and all such transactions are in the ordinary course of business. Some such transactions are continuing, and it is anticipated that similar transactions will occur from time to time.
Insider Trading Policy
The Company’s Insider Trading Policy governs the purchase, sale and other acquisitions and dispositions of the Company’s securities by the Company and all of its directors, officers and employees. This policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the NYSE listing standards. A copy of the Insider Trading Policy is filed as Exhibit 19 to the Company’s Annual Report on Form
10-K
for the year ended December 31, 2025, filed with the SEC on February 17, 2026.
Involvement in Certain Legal Proceedings
There are no
material proceedings to which any directo
r, offi
cer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.
Delinquent Section 16(a) Reports
Section
 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities (“Reporting Persons”) to file with the SEC reports on Forms 3, 4 and 5 concerning their ownership of and transactions in the common stock and other equity securities of the Company, generally within two business days of a reportable transaction. As a practical matter, the Company seeks to assist its directors and executives by monitoring transactions and completing and filing reports on their behalf.
Based solely upon a review of SEC filings, the Company believes that all Reporting Persons complied with these reporting requirements during 2025, except that (a) a report was filed late by each of (i) Steven Larrabee, former Senior Vice President and Chief Information Officer, covering three transactions, (ii) Amy Brady, covering one transaction, (iii) Alexander Cutler
,
covering one transaction, and (iv) Frederick Lowery covering one transaction, in each case due to an inadvertent administrative error, and (b) the required Form 3 for each of (i) Madeline Barber, (ii) Matthew Abbott, (iii) Jeroen Bloemhard, and (iv) Beth Ferreira was filed late, in each case due to a delay in SEC approval of each such person’s Form ID application. The late Form 3 filings related solely to each person’s designation as a Reporting Person and did not relate to any transactions in securities of the Company.

2026 Proxy Statement	19

Agenda Item 1:

Election of Directors

Board Composition

The Board currently consists of eleven members, with Mr. Breen serving as Chairman and Mr. Cutler serving as Lead Director. The authorized number of directors is currently eleven.

On November 1, 2025, each of Terrence R. Curtin, Kristina M. Johnson and Steven M. Sterin resigned from the Board in connection with the Electronics Separation.

Recommendations and
Nominations for Director

In accordance with the recommendation of the Nomination and Governance Committee, the Board has nominated the individuals listed in the following table for election as directors, to serve for a term that expires at the next annual meeting for the election of directors and until their successors are elected and qualified.

The Company’s Bylaws prescribe the voting standard for election of directors as a majority of the votes cast in an uncontested election, such as this one, where the number of nominees does not exceed the number of directors to be elected. Under the Corporate Governance Guidelines, if a nominee who already serves as a director is not elected, that nominee shall offer to tender his or her resignation to the Board. The Nomination and Governance Committee will then recommend to the Board whether to accept or reject the resignation, or whether other action should be taken. Within ninety days of the certification of election results, the Board will publicly disclose its decision regarding whether to accept or reject the resignation. As explained on the accompanying proxy card or voting instructions, it is the intention of the persons named as proxies to vote executed proxies FOR the candidates nominated by the Board unless contrary voting instructions are provided. If something unanticipated should occur prior to the Annual Meeting making it impossible for one or more of the candidates to serve as a director, votes will be cast in the best judgment of the persons authorized as proxies.

The NYSE rules do not permit brokers with discretionary authority to vote on the election of directors. Therefore, if you hold your shares beneficially and do not provide voting instructions to your bank or broker, your bank or broker will refrain from voting on your behalf and your shares will not be voted in the election of directors. We urge you to promptly provide voting instructions to your broker to ensure that your shares are voted on this matter. Please follow the instructions set forth in the voting information provided by your bank or broker.

The Board recommends a vote FOR
the election of ALL of these nominees as directors.

20

Agenda Item 1: Election of Directors

(As of the date of this Proxy Statement) Name Age Current Position	Independent	Audit Committee	Nomination and Governance Committee	People and Compensation Committee	Other Current Public Boards

Amy G. Brady

Age 59 Former Chief Information Officer and Executive Vice President, KeyCorp	●	●

Edward D. Breen(a)

Age 70 Chairman and Former Chief Executive Officer, DuPont de Nemours, Inc.					1

Ruby R. Chandy

Age 64 Former President, Industrial Division, Pall Corporation	●		●		2

Alexander M. Cutler

Age 74 Retired Chair and Chief Executive Officer, Eaton	●		CH	●	1

Eleuthère I. du Pont

Age 59 President, Longwood Foundation	●	●	●		1

Luther C. Kissam IV

Age 61 Former Chairman, President and CEO, Albemarle Corporation	●	●	●		2

Lori D. Koch

Age 51 Chief Executive Officer, DuPont de Nemours, Inc.

James A. Lico

Age 60 Former Chief Executive Officer and President, Fortive Corporation	●			●	1

Frederick M. Lowery

Age 55 Chief Executive Officer, Henry Schein, Inc.	●			CH	1

D. G. Macpherson

Age 58 Chairman and Chief Executive Officer, W.W. Grainger, Inc.	●		●		1

Kurt B. McMaken

Age 56 Chief Financial Officer, The Brink’s Company	●	CH

CH = Chair

(a)	Effective November 1, 2025, Mr. Breen transitioned from Executive Chairman to non-executive Chairman.

2026 Proxy Statement	21

Agenda Item 1: Election of Directors

Director Nominees

Information in the biographies summarizes key qualifications as they apply to the individual directors to support the conclusion that these individuals are highly qualified to serve on the Board. The information is current as of the date of this Proxy Statement. Each nominee has consented to serve if elected.

Age: 59 Director Since: 2019 Committees: Audit Other Public Boards: None

Amy G. Brady

Former Executive Vice President and Chief Information Officer, KeyCorp

Ms. Brady served as Chief Information Officer (CIO), Executive Vice President at KeyCorp, a bank-based financial services company from 2012 through February 2026. Ms. Brady remains employed with KeyCorp in a non-executive capacity through her retirement on May 31, 2026 to assist in the transition of her duties. In her previous role, Ms. Brady led the company’s shared services for technology, operations, data, client and account servicing, security services (including cybersecurity), and procurement. Prior to joining KeyCorp in 2012, Ms. Brady spent 25 years with Bank of America, including as CIO, Enterprise Technology and Operations, where she was responsible for technology and operations delivery for critical enterprise functions including Finance, Risk, Human Resources, Marketing, Legal and Audit. Ms. Brady joined the DuPont Board of Directors in October 2019.

Skills and Expertise:

Ms. Brady’s technology, operations and cybersecurity expertise is a strong asset to the Board. Ms. Brady also has extensive management experience.

Age: 70 Director Since: 2017 Committees: None Other Public Boards: 1

Edward D. Breen

Chairman, DuPont de Nemours, Inc.

Mr. Breen has served as the non-executive Chairman of the Board of Directors of DuPont since November 1, 2025. Previously, Mr. Breen served as the Executive Chairman of the Company from June 1, 2019 until November 1, 2025 and as its Chief Executive Officer from February 17, 2020 to May 31, 2024. Mr. Breen served as the Chief Executive Officer of DowDuPont from September 1, 2017 to May 31, 2019. Mr. Breen was named Interim Chairman of the EID Board and Chief Executive Officer on October 16, 2015, and assumed those roles permanently on November 9, 2015. He served as Chairman, from July 2002 to March 2016, and Chief Executive Officer, from July 2002 to September 2012, of Tyco International, plc, a leading global provider of security products and services, fire detection and suppression products and services and life safety products. Prior to joining Tyco, Mr. Breen held senior management positions at Motorola, including as President, and General Instrument Corporation, including as Chairman, President and Chief Executive Officer. Mr. Breen serves as a director of Comcast Corporation (since 2014 and 2005 to 2011). Mr. Breen is a member of the Advisory Board of New Mountain Capital LLC, a private equity firm. Mr. Breen previously served as a director of Corteva from June 2019 to April 2020 and of IFF from February 2021 to May 2023. Mr. Breen served as a director of EID from February 2015 to September 2017, a director of DowDuPont from September 2017 to June 2019, and a director of DuPont since June 2019.

Skills and Expertise:

Mr. Breen’s experience leading numerous global companies makes him well suited to lead DuPont and to help enhance the Board’s ability to consider, evaluate and maintain oversight over business strategies and risk management efforts.

22

Agenda Item 1: Election of Directors

Age: 64 Director Since: 2019 Committees: Nomination and Governance Other Public Boards: 2

Ruby R. Chandy

Former President of the Industrial Division, Pall Corporation

Ms. Chandy was the President of the Industrial Division of Pall Corporation, a leading supplier of filtration, separation, and purification technologies, from April 2012 to November 2015. Prior to her time at Pall, Ms. Chandy held leadership positions with several major, global companies including The Dow Chemical Company, Rohm and Haas Corporation, Thermo Fisher Scientific Inc. and Boston Scientific Corporation. Ms. Chandy currently serves on the boards of Flowserve Corporation and Thermo Fisher Scientific Inc. Ms. Chandy previously served on the Board of AMETEK, Inc. from 2013 to 2022. Ms. Chandy joined the Specialty Products Advisory Committee in April 2018 and served as an ex-officio member of the DowDuPont Board from April 2018 to June 2019. Ms. Chandy joined the DuPont Board of Directors in June 2019.

Skills and Expertise:

Ms. Chandy has experience in industrial, medical, life science, specialty materials and microelectronics companies. She is a proven executive with experience in international growth and innovation. Her financial, management, environmental and global expertise brings value to the Board.

Age: 74 Director Since: 2017 Committees: Nomination and Governance (Chair); People and Compensation Other Public Boards: 1

Alexander M. Cutler

Former Chairman and Chief Executive Officer, Eaton Corporation plc

Mr. Cutler served as the Chairman and Chief Executive Officer of Eaton, a global, power management company, from 2000 to 2016. Mr. Cutler formerly served as Eaton’s President and Chief Operating Officer, Executive Vice President and Chief Operating Officer-Controls and Executive Vice President-Operations. Mr. Cutler has served on the board of KeyCorp since 2000. Mr. Cutler served as a director of EID from 2008 until September 2017, he served as a director of DowDuPont from September 2017 to June 2019 and as a director of DuPont since June 2019.

Skills and Expertise:

Mr. Cutler has a wealth of global business management, finance, investor relations, marketing and supply chain and logistics experience as former Chairman and Chief Executive Officer of Eaton. As Lead Director and Chair of the Nomination and Governance Committee, he provides the Board with important insights in the areas of corporate governance and government relations based on his past position as Chair of The Business Roundtable Corporate Governance Committee as well as his various board positions.

2026 Proxy Statement	23

Agenda Item 1: Election of Directors

Age: 59 Director Since: 2019 Committees: Audit; Nomination and Governance Other Public Boards: 1

Eleuthère I. du Pont

President, Longwood Foundation

Mr. du Pont has served as President of the Longwood Foundation, a private foundation principally supporting charitable organizations, since 2008. He previously served as Senior Vice President, Operations and Chief Financial Officer of drugstore.com from 2007 to 2008. Prior to that time, Mr. du Pont served as President and Chief Financial Officer of Wawa, Inc. Mr. du Pont has served on the board of WSFS Financial Corporation since 2013. Mr. du Pont served on the EID board of directors from 2006 until September 2017. In September 2017, Mr. du Pont joined the Specialty Products Advisory Committee and served as an ex-officio member of the DowDuPont Board until June 2019. Mr. du Pont joined the DuPont Board of Directors in June 2019.

Skills and Expertise:

From his experiences as President, Chief Financial Officer and corporate director, Mr. du Pont brings to the Board expertise on corporate governance, accounting, finance, human resources, information technology, investment management, investor relations and procurement. He also brings a unique perspective from his roles leading safety, supply chain and operations.

Age: 61 Director Since: 2019 Committees: Audit; Nomination and Governance Other Public Boards: 2

Luther C. Kissam IV

Former Chairman, President and CEO, Albemarle Corporation

Most recently, Mr. Kissam served as a Partner of Bernhard Capital Partners Management, LP, from January 2021 to September 2023 and Senior Advisor from September 2023 to July 2025. He previously served as President and CEO of Albemarle Corporation, a global specialty chemicals company with leading positions in lithium, bromine and refining catalysts, from September 2011 until his retirement in June 2020. He was also elected to the company’s board of directors in 2011 and served as Chairman of the board from 2016 to June 2020, remaining a board member until May 2021. Mr. Kissam joined Albemarle in 2003 as Vice President, General Counsel and Corporate Secretary and served as Senior Vice President, Manufacturing and Law, and Corporate Secretary from January 2008 until his promotion to President in March 2010. Prior to joining Albemarle, Mr. Kissam served as President, General Counsel and Secretary of Merisant company, a manufacturer of artificial sweeteners. Mr. Kissam has served as a director of OGE Energy Corp. since 2020 and Advanced Drainage Systems, Inc. since 2024. Mr. Kissam joined the Specialty Products Advisory Committee in April 2018 and served as an ex-officio member of the DowDuPont Board from April 2018 to June 2019. Mr. Kissam joined the DuPont Board of Directors in June 2019.

Skills and Expertise:

As the former CEO of a global company, Mr. Kissam has extensive knowledge in the areas of leadership, global business, corporate finance, safety, risk oversight, mergers and acquisitions, management and corporate governance.

24

Agenda Item 1: Election of Directors

Age: 51 Director Since: 2024 Committees: None Other Public Boards: None

Lori D. Koch

Chief Executive Officer, DuPont de Nemours, Inc.

Ms. Koch has served as our Chief Executive Officer since June 1, 2024. Prior to that, Ms. Koch served as our Executive Vice President and Chief Financial Officer since February 2020. Ms. Koch previously served as the Company’s Vice President, Investor Relations and Corporate Financial Planning & Analysis since June 2019, Director of Investor Relations of EID from July 2016 to May 2019, Global Finance Director of EID’s Performance Materials business from November 2015 to July 2016, and the Global Finance Manager for various EID businesses from April 2008 to November 2015. Ms. Koch currently serves as a director of Actylis (formerly Aceto Corporation), a leading global virtual manufacturer of life sciences materials and technology. Ms. Koch holds an M.S. in Accounting from Babson College and a B.S. in Finance and International Business from Pennsylvania State University.

Skills and Expertise:

As the CEO, and former CFO, of the Company, Ms. Koch has broad operating and functional experience with the Company, as well as extensive knowledge in the areas of leadership, global business, corporate finance, risk oversight, mergers and acquisitions, management and corporate governance.

Age: 60 Director Since: 2024 Committees: People and Compensation Other Public Boards: 1

James A. Lico

Former Chief Executive Officer, President and Board Member, Fortive Corporation

Mr. Lico served as the President and Chief Executive Officer and a member of the board of directors of Fortive Corporation, a global technology and manufacturing company, from 2016 to 2025. Prior to July 2016, Mr. Lico served in leadership positions in a variety of different functions and businesses at Danaher Corporation after joining Danaher in 1996, serving as an Executive Vice President from 2005 until 2016. Mr. Lico also serves as a director for PTC Inc. (NASDAQ:PTC), and served as a director of NetScout Systems, Inc., a public company, from 2015 to 2018.

Skills and Expertise:

As Chief Executive Officer of Fortive, a global technology and manufacturing company, Mr. Lico has broad operating and functional experience, as well as experience with capital allocation strategies, technology and innovation acceleration, marketing, branding, and leadership strategies. He also brings a depth of experience in M&A and corporate transformation having led a transformation of Fortive’s portfolio of businesses through strategic M&A.

2026 Proxy Statement	25

Agenda Item 1: Election of Directors

Age: 55 Director Since: 2019 Committees: People and Compensation (Chair) Other Public Boards: 1

Frederick M. Lowery

Chief Executive Officer, Henry Schein, Inc.

Mr. Lowery has served as Chief Executive Officer of Henry Schein, Inc., and has served on its Board of Directors, since March 2, 2026. Prior to this, Mr. Lowery was with Thermo Fisher Scientific, Inc. from 2005 to 2026, holding several senior leadership positions, including serving as Senior Vice President and President, Customer Channels from 2021 to 2024 and most recently as Executive Vice President and President, Laboratory Products and BioProduction from 2024 to 2026. Prior to his time at Thermo Fisher, Mr. Lowery was with Maytag Corporation from 1999 to 2005 and began his career as an engineer at General Motors Company. Mr. Lowery is a member of the Board of Trustees for Boston Medical Center. He is also on the Board of Trustees for both Tennessee Tech and its Foundation. Mr. Lowery joined the DuPont Board of Directors in June 2019.

Skills and Expertise:

With his engineering and science backgrounds, Mr. Lowery brings science and technology perspective combined with senior management capabilities to the Board. Mr. Lowery has a wealth of global experience and has developed operating teams, launched innovative new products and acquired businesses. Additionally, he brings significant manufacturing and global supply chain knowledge and experience.

Age: 58 Director Since: 2026 Committees: Nomination and Governance Other Public Boards: 1

D. G. Macpherson

Chairman and Chief Executive Officer, W.W. Grainger, Inc.

Mr. Macpherson has served as Chief Executive Officer of W.W. Grainger, Inc. (“Grainger”), a leading broad-line distributor of MRO products and services with operations primarily in North America and Japan, since 2016, and as Chairman since 2017. Previously, he served as Grainger’s Chief Operating Officer, as well as Senior Vice President and Group President, Global Supply Chain and International. Prior to joining Grainger in 2008, Mr. Macpherson was a Partner and Managing Director at Boston Consulting Group (BCG), a global management consulting firm. He began his career as a test engineer with the U.S. Air Force. Mr. Macpherson holds a bachelor’s degree from Stanford University and an MBA from Northwestern’s Kellogg School of Management.

Mr. Macpherson was originally appointed to the Board on January 20, 2026. Mr. Macpherson was identified as a candidate for our Board by the third-party search firm used to identify director candidates. The Nomination and Governance Committee assessed all candidates identified by the third-party search firm and recommended to the Board that Mr. Macpherson be appointed to the Board.

Skills and Expertise:

As the CEO of a global company, Mr. Macpherson has extensive experience in corporate strategy, continuous improvement, and international operations, and has developed expertise in pricing strategy, product line expansion, and sales effectiveness.

26

Agenda Item 1: Election of Directors

Age: 56 Director Since: 2025 Committees: Audit (Chair) Other Public Boards: None

Kurt B. McMaken

Chief Financial Officer, The Brink’s Company

Mr. McMaken has served as Chief Financial Officer of The Brink’s Company, a leading global provider of cash and valuables management, digital retail solutions, and ATM managed services since 2022. Prior to joining Brink’s in 2022, he served in a number of financial and management roles of increasing responsibility at Eaton Corporation plc from 2001 to 2022, most recently as Senior Vice President, Operations Finance and Transformation. Mr. McMaken began his career in the Audit & Business Advisory Services practice at PricewaterhouseCoopers LLP. Mr. McMaken was originally appointed to the Board on February 21, 2025.

Skills and Expertise:

Mr. McMaken has decades of finance and accounting experience in the management of a global, complex business.

AGENDA ITEM 1: ELECTION OF DIRECTORS

The Board of Directors recommends that you vote FOR all 11 director nominees.

2026 Proxy Statement	27

Agenda Item 1: Election of Directors

Director Compensation

We compare our non-employee director compensation programs, designs and compensation elements to the same peer group used for executive compensation, as described in the “Peer Group and Benchmarking” section of the Compensation Discussion & Analysis. We target the median compensation of the peer group for all director compensation elements. The following tables provide information concerning the compensation provided to our non-employee directors in 2025. For a description of compensation paid to Mr. Breen, who served as Executive Chairman until November 2025, and Ms. Koch, Chief Executive Officer, see the Compensation Discussion & Analysis and Executive Compensation sections in this Proxy Statement.

Non-Employee Directors’ Fees

The 2025 directors’ fees, as stated below, are paid only to directors who are not our employees. An overview of the 2025 compensation elements for non-employee directors is below.

Compensation Element		($)

Cash Retainer		130,000

Equity Retainer		190,000

Total Retainer		320,000

Annual Committee Chair Fees	Audit	35,000
	Compensation	25,000
	Nomination and Governance	20,000

Lead Director Fees		50,000

The annual cash retainer for non-employee directors is paid in quarterly installments. For new non-employee directors who are initially appointed to the Board on a date other than the date of the annual meeting, the cash retainer is pro-rated beginning with the month the director attends their first Board meeting.

The annual equity retainer for non-employee directors is typically awarded on the date of our annual meeting. For new non-employee directors who are initially appointed to the Board on a date other than the date of the annual meeting, the annual equity retainer is pro-rated based upon the number of months from the time the director attends their first Board meeting until the anniversary of the prior year’s annual meeting of stockholders. The People and Compensation Committee has discretion to adjust the proration methodology in the event the date of the next annual meeting is more than 30 days before or after the anniversary of the prior year’s annual meeting.

28

Agenda Item 1: Election of Directors

Director Compensation for 2025

Name	Fees Earned or Paid in Cash ($)(a)	Stock Awards ($)(b)	All Other Compensation ($)(c)	Total ($)

Amy G. Brady	130,000	190,020	300	320,320

Ruby R. Chandy	150,000	190,020	300	340,320

Terrence R. Curtin(d)	97,500	190,020	250	287,770

Alexander M. Cutler	200,000	190,020	22,396	412,416

Eleuthère I. du Pont	130,000	190,020	13,204	333,224

Kristina M. Johnson(d)	119,167	190,020	250	309,437

Luther C. Kissam IV	130,000	190,020	300	320,320

James A. Lico	130,000	190,020	300	320,320

Frederick M. Lowery	155,000	190,020	300	345,320

Kurt B. McMaken	97,500	295,520	167	388,187

Deanna M. Mulligan(e)	65,000	—	125	65,125

Steven M. Sterin(d)	151,250	190,020	250	341,520

(a)

In addition to the annual retainer, the amount in this column includes Lead Director and Committee chair fees. Directors may elect to defer all or a portion of their cash fees into stock units which must be held until retirement.

(b)

The full grant date fair value of Restricted Stock Units granted on May 22, 2025 is based on $68.01 per share with a total value of $190,020 for all active non-employee directors and the full grant date fair value of the common stock awarded to Mr. McMaken at the time of his joining the board on March 18, 2025 is based on $77.12 per share for a total value of $28,380, in accordance with the same standard applied for financial accounting purposes, Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. In addition, Mr. McMaken received the Non-Employee Directors’ Initial Stock Grant of 1,000 shares valued at $77.12 at the time of his joining the board for an additional value of $77,120.

(c)	Includes DuPont-paid accidental death and disability insurance premiums and accruals made in 2025 for non-employee directors under EID’s discontinued directors’ charitable gift plan.
(d)	Resigned from the Board of Directors on November 1, 2025 in connection with the Electronics Separation.
(e)	Ms. Mulligan did not stand for re-election at the 2025 annual meeting.

Outstanding equity awards for individual directors are noted below:

Name	Outstanding DD Stock Awards at December 31, 2025(a)

Amy G. Brady	18,460

Ruby R. Chandy	20,325

Alexander M. Cutler	27,869

Eleuthère I. du Pont	27,869

Luther C. Kissam IV	20,325

James A. Lico	5,015

Frederick M. Lowery	19,276

Kurt B. McMaken	3,214

(a)

Awards adjusted using the “Shareholder Method” as described in the “Treatment of Equity Awards Outstanding at the Time of the Qnity Distribution” section of the Compensation Discussion & Analysis (“CD&A”) in this Proxy Statement.

2026 Proxy Statement	29

Agenda Item 1: Election of Directors

Non-Employee Directors’ Stock Ownership Guidelines

Equity, in the form of Restricted Stock, RSUs or Deferred Stock, is a key component of director compensation. Directors are generally required to hold all equity awards until retirement.

Non-Employee Directors’ Initial Stock Grant

Each newly appointed non-employee director receives a one-time grant of 1,000 shares of DuPont common stock when he or she attends their first Board meeting. These shares are immediately vested, but net shares after any sale to cover taxes related to the grant must be held until the director leaves the Board (minimum 55% of gross shares).

Non-Employee Directors’ Deferred Compensation Plan

Non-employee directors may choose, prior to the beginning of each year, to have all or part of their fees credited to deferred compensation accounts.

A director may defer all or part of the Board retainer and Committee Chair fees in cash or stock units until retirement as a director or until a specified year after retirement. Interest accrues on deferred cash payments and dividend equivalents accrue on deferred stock units. As part of the retention requirements, stock units will be held until retirement. However, a director may defer payments beyond retirement.

Business Travel Accident Insurance for Non-Employee Directors

DuPont maintains a rider on its Business Travel Accident insurance policies covering each non-employee director, which will cover accidental death and dismemberment if the director is traveling on DuPont business.

Directors’ Charitable Gift Plan

In October 2008, EID discontinued its legacy charitable gift plan with respect to future directors. After the death of a director, EID donated five consecutive annual installments of up to $200,000 each to tax-exempt educational institutions or charitable organizations recommended by the director and approved by EID.

A director was fully vested in the plan after five years of service as a director or upon death or disability. Each of Messrs. Cutler and du Pont, who served as directors of EID, participate in the plan and we have assumed the obligations of EID under the plan with respect to these directors. The plan is unfunded. We do not purchase insurance policies to satisfy the obligations under the plan. The directors do not receive any personal financial or tax benefit from this program because any charitable, tax-deductible donations accrue solely to the benefit of DuPont.

30

Agenda Item 1: Election of Directors

Equity Compensation Plan Information

The tables below show the Equity Compensation Plan Information as of December 31, 2025.

	(1)	(2)	(3)

Plan Category	# of securities to be issued upon exercise of outstanding options, warrants, rights	Weighted-average exercise price of outstanding options, warrants, rights ($)	# of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (1))(a)

Equity Compensation Plans Approved by Security Holders	7,675,324	32.85	32,389,505

(a)

Reserves adjusted as required by the Equity Incentive Plan using the “Employer Method” as described in the “Treatment of Equity Awards Outstanding at the Time of the Qnity Distribution” section of the CD&A.

2026 Proxy Statement	31

Executive Officers

The following table provides information regarding our executive officers as of the date hereof:

Name	Age	Position

Lori D. Koch	51	Chief Executive Officer

Antonella B. Franzen	50	Senior Vice President and Chief Financial Officer

Matthew S. Abbott	50	Senior Vice President and Chief Information Officer

Jeroen P. Bloemhard	57	President of Healthcare & Water Technologies

Beth P. Ferreira	52	President of Diversified Industrials

Erik T. Hoover	52	Senior Vice President and General Counsel

Christopher P. Raia	56	Senior Vice President and Chief Human Resources Officer

Lori D. Koch has served as our Chief Executive Officer since June 1, 2024. Ms. Koch’s biographical details are contained under “Agenda Item 1: Election of Directors.”

Antonella B. Franzen has served as our Senior Vice President and Chief Financial Officer since June 1, 2024. Prior to that, Ms. Franzen served as the Chief Financial Officer of the Company’s Water & Protection segment since February 2022. Before joining the Company, Ms. Franzen was Vice President, Chief Investor Relations and Communications Officer at Johnson Controls International from April 2018 to February 2022. Before the merger of Tyco International with Johnson Controls, Ms. Franzen held various roles of increasing responsibility at Tyco International, including leading investor relations, corporate finance and external reporting. Ms. Franzen began her career with PricewaterhouseCoopers LLP, providing assurance advisory services to large multinational public companies in the industrial and pharmaceutical sectors. Ms. Franzen has served on the board of directors of JELD-WEN Holding, Inc. since 2024. Ms. Franzen holds a B.S. in accounting from The College of New Jersey.

Matthew S. Abbott, has served as Senior Vice President, Chief Information Officer, and Chief Procurement Officer since November 2025. Mr. Abbott joined DuPont in February 2025 as Senior Vice President, IT Transformation Leader. Prior to joining DuPont, Mr. Abbott held a series of senior leadership roles at The Chemours Company from January 2017 to January 2025, including Chief Enterprise Transformation Officer, Vice President of Digital and Data Analytics, Chief Accounting Officer and Controller, and Chief Audit Executive. Before joining Chemours, Mr. Abbott was a Partner at PwC for five years, with nearly twenty years of experience serving PwC’s industrial products and technology clients. Mr. Abbott holds a B.S from the University of Warwick – Warwick Business School.

Jeroen P. Bloemhard has served as President of Healthcare & Water Technologies since November 2025. He previously led the global Water Solutions business as Vice President General Manager since January 2024. From November 2022 to July 2023, Mr. Bloemhard served as the Chief Commercial Officer, Mobility & Materials, and later as Global Commercial VP—Industrial/Medical/Consumer, of Celanese. In 2018, and as part of the Dow DuPont merger, Mr. Bloemhard joined DuPont’s Transportation & Advanced Polymers business unit as the Global Vice President and General Manager for Performance Resins and was later appointed as Chief Commercial Officer across DuPont’s Engineering Polymers and Performance Resins businesses in April 2019. Prior to 2018, he spent over fourteen years at Dow Performance Chemicals in leadership roles in several different business lines. Mr. Bloemhard holds a bachelor’s degree in International Business Studies from Hanze University in Groningen, The Netherlands.

Beth P. Ferreira has served as President of Diversified Industrials since November 2025. Ms. Ferreira joined DuPont in July 2025 after serving as Chief Executive Officer of IMI Life Technology and Divisional Managing Director of IMI Precision Engineering at IMI plc from 2020 to 2025. She also held multiple Group President roles for the Packaging, Polymers, and Fluids platforms at Illinois Tool Works-ITW from 2014 to 2020 and multiple President and senior leadership roles at Belden between 2008 and 2014. She began her career in commercial leadership at Ingersoll-Rand. Ms. Ferreira has served on the Board of Directors of SKF AB since 2023. Ms. Ferreira holds a B.A. in International Studies from Emory University.

32

Executive Officers

Erik T. Hoover has served as our Senior Vice President and General Counsel since June 2019. From June 2019 to October 2019, he also served as Corporate Secretary. In his previous role as General Counsel for the Specialty Products Division of DowDuPont, Mr. Hoover oversaw all legal matters for that division. From 2017 to 2019, he also served as Assistant Corporate Secretary for DowDuPont and Chief Compliance Officer for EID. Prior to the DWDP Merger in 2017, Mr. Hoover was Secretary and Associate General Counsel for EID. Before joining EID, he was an associate at Blank Rome LLP in Philadelphia. Mr. Hoover earned a B.S. in accounting from Lehigh University and a J.D. degree from Rutgers School of Law at Camden.

Christopher P. Raia has served as our Senior Vice President and Chief Human Resources Officer since March 2021. He had served as our Vice President and Interim Chief Human Resources Officer from December 2020 to March 2021. Previously, he served as Vice President, Organization Effectiveness. Prior to joining DuPont in February 2019, Mr. Raia served as Senior Vice President Talent and Organization Effectiveness at Newell Brands from 2016 to 2018 and at Citizens Bank from 2014 to 2016. Prior to 2014, he worked with large corporate clients through his HR consulting practice, Provation LLC. Mr. Raia holds a M.A. in Organizational Psychology from Columbia University, and a B.S. with University Honors in Psychology from Brigham Young University.

There are no family relationships between any of our directors and any of our executive officers.

2026 Proxy Statement	33

Beneficial Ownership of Company Stock

The following table presents the beneficial ownership of DuPont’s common stock as of March 13, 2026, except as noted, for (i) each director and director nominee of the Company, (ii) each of DuPont’s current named executive officers, (iii) all directors and executive officers as a group, and (iv) each person beneficially owning more than 5% of the outstanding shares of DuPont’s common stock. As of March 13, 2026, there were 409,854,272 shares of DuPont’s common stock outstanding.

Name	Current Shares Beneficially Owned(a)		Rights to Acquire Beneficial Ownership of Shares(b)	Total	Percent of Shares Beneficially Owned(c)

Matthew S. Abbott	1905		0	1,905	*

Jeroen Bloemhard	4,175		0	4,175	*

Amy G. Brady	674		18,460	19,134	*

Edward D. Breen	347,683	(d)	2,212,673	2,560,356	*

Ruby R. Chandy	1,000		20,325	21,325	*

Alexander M. Cutler	3,137		132,386	135,523	*

Eleuthère I. du Pont	1,920		49,535	51,455	*

Beth P. Ferreira	0		0	0	*

Antonella B. Franzen	13,138		529	13,667	*

Erik T. Hoover	66,436		286,570	353,006	*

Luther C. Kissam	6,000		20,325	26,325	*

Lori D. Koch	115,011		375,526	490,537	*

James A. Lico	1,000		6,850	7,850	*

Frederick M. Lowery	1,000		51,775	52,775	*

Christopher P. Raia	43,936		115,298	159,234	*

Kurt B. McMaken	1,000		3,214	4,214	*

All Directors and Executive Officers as a Group (16 persons)	608,015		3,293,468	3,901,483	*

Certain Other Owners:

The Vanguard Group	48,043,862	(f)			11.72%

BlackRock, Inc.	30,389,248	(g)			7.41%

34

Beneficial Ownership of Company Stock

(a)

Except as otherwise noted and for shares held by a spouse and other members of the person’s immediate family who share a household with the named person, the named persons have or share voting and investment power over the indicated number of shares. This column also includes all shares held in a trust over which the person has or shares voting or investment power and shares held in trust for the benefit of the named party in the DuPont Retirement Savings Plan. Beneficial ownership of some or all of the shares listed may be disclaimed.

(b)	This column includes any shares that the person could acquire through May 12, 2026.
(c)	The percentage of shares beneficially owned is calculated based on the number of shares of common stock outstanding as of March 13, 2026.
(d)	Includes shares held by GRATs in which Mr. Breen does not serve as trustee but has a right to designate a successor trustee.
(e)	Includes shares held by current directors, director nominees and executive officers.
(f)

Based on Amendment No. 7 to Schedule 13G filed by The Vanguard Group on February 13, 2024 with the SEC reporting beneficial ownership as of December 29, 2023. The Vanguard Group has sole voting power over 0 shares, shared voting power over 555,323 shares, sole dispositive power over 46,182,292 shares and shared dispositive power over 1,861,570 shares. The Vanguard Group’s address is 100 Vanguard Boulevard, Malvern, PA 19355.

(g)

Based on Amendment No. 4 to Schedule 13G filed by BlackRock, Inc. on January 26, 2024 with the SEC reporting beneficial ownership as of December 31, 2023. BlackRock, Inc. has sole voting power over 27,082,208 shares, shared voting power over 0 shares, sole dispositive power over 30,389,248 shares and shared dispositive power over 0 shares. BlackRock, Inc.’s address is 50 Hudson Yards, New York, NY 10001.

*	Less than 1% of the total shares of DuPont common stock outstanding.

2026 Proxy Statement	35

Compensation Discussion

& Analysis

The Compensation Discussion and Analysis describes details of the executive compensation programs applicable to the Named Executive Officers.

CD&A Table of Contents

Frequently Used Acronyms

CD&A – Compensation Discussion & Analysis

CEO – Chief Executive Officer

CFO – Chief Financial Officer

EPS – Earnings Per Share

U.S. GAAP or GAAP – Generally Accepted Accounting Principles in the United States of America

IRC – U.S. Internal Revenue Code, as amended

LTI – Long-Term Incentive

NEO – Named Executive Officer

PEO – Principal Executive Officer

PSU – Performance Share Unit

RSU – Restricted Stock Unit

STIP – Short-Term Incentive Program

TSR – Total Shareholder Return

Significant Items – Significant items are items that arise outside the ordinary course of the Company’s business that management believes may cause misinterpretation of underlying business performance, both historical and future, based on a combination of some or all of the item’s size, unusual nature and infrequent occurrence. Management classifies as significant items certain costs and expenses associated with acquisition, integration and separation activities related to transformational acquisitions and divestitures as they are considered unrelated to ongoing business performance.

36

Compensation Discussion & Analysis

Executive Summary

In 2025, DuPont experienced strong financial performance as a result of disciplined execution, delivering against our commitments in a dynamic macro environment. We also transformed our Company into a leading advanced solutions provider through the previously announced separation of our Electronics business, Qnity Electronics, Inc., effective November 1, 2025. At that time, we reorganized our remaining businesses into two new segments – Healthcare & Water Technologies and Diversified Industrials.

As described earlier, there were also executive officer transitions due to the separation. Effective November 1, Mr. Breen transitioned from Executive Chairman to non-Executive Chairman. Jon D. Kemp resigned from his position as President, Electronics & Industrial, to assume the role of CEO of Qnity Electronics, Inc. As previously announced, Leland G. Weaver left his position as President, Water & Protection in connection with the separation. The Board also appointed Jeroen P. Bloemhard as President, Healthcare & Water Technologies.

The CD&A reviews the objectives and elements of our executive compensation program, its alignment with performance and the 2025 compensation decisions regarding our Named Executive Officers.

Named Executive Officers

Our 2025 NEOs are listed in the table below:

Named Executive Officer	Title

Lori D. Koch	Chief Executive Officer

Antonella B. Franzen	Senior Vice President, Chief Financial Officer

Jeroen P. Bloemhard	President, Healthcare & Water Technologies

Erik T. Hoover	Senior Vice President, General Counsel

Christopher P. Raia	Senior Vice President, Chief Human Resources Officer

Edward D. Breen(a)	Former Executive Chairman

Jon D. Kemp(b)	Former President, Electronics & Industrial

Leland G. Weaver(c)	Former President, Water & Protection

(a)	Effective November 1, 2025, Mr. Breen transitioned from Executive Chairman to non-Executive Chairman.
(b)	Effective October 31, 2025, Mr. Kemp resigned from his position as President, Electronics & Industrial in connection with the Electronics Separation.
(c)	Effective November 1, 2025, Mr. Weaver left his position as President, Water & Protection in connection with the Electronics Separation.

Our executive compensation programs use a balanced portfolio of measures to drive short- and long-term objectives aligned with the Company strategy and stockholder interests. The People and Compensation Committee, or, for purposes of this CD&A and the related Compensation Tables and Narratives, the “Committee,” annually reviews our executive compensation programs and makes decisions or changes as appropriate. In making decisions, the Committee considers all relevant factors, including stockholder interests, financial goals, business performance, strategic priorities and market practices. The Committee’s decisions are also informed by input from stockholders, its independent compensation consultant and management.

Listed below are key actions taken by the Committee:

NEO Incentive Compensation

Short-Term Incentive Program

•

In light of the anticipated Electronics Separation in the fourth quarter of 2025, the Committee continued using quarterly targets with the same performance metrics and weightings that have been used in prior years. Performance for the first three quarters was measured on the basis of the Company’s overall Corporate Adjusted EPS, Organic Revenue, Corporate Adjusted Operating EBITDA, and Corporate Adjusted Free Cash Flow. For the fourth quarter, however, the Committee simplified the process by using Organic Revenue on the basis of the Company’s post-separation operating structure as the single metric in order to help account for the anticipated Electronics Separation. In 2026, the Company returned to setting annual targets for the performance metrics.

2025 Proxy Statement	37

Compensation Discussion & Analysis

•

Based on the Company’s performance metrics, overall STIP payouts for 2025 were determined to be slightly above target, which was consistent with the Company’s strong financial performance. The Committee approved an annual payout factor of 101.2% based on the aggregate quarterly performance results.

Long-Term Incentives

•

The 2025 LTI program continued to emphasize performance-based compensation for our executive officers. Given the complexity of the then-anticipated Electronics Separation, the Committee decided to limit the use of PSU awards to the CEO and CFO and to grant RSUs to the other executive officers. In 2026, the Company returned to granting all NEOs 60% of their awards in the form of PSUs and 40% as RSUs.

•

The 2025 PSUs’ key metrics were Adjusted ROIC, Corporate Adjusted Net Income and Total Shareholder Return relative to the S&P 500, which were the same metrics used for the 2023 and 2024 awards. However, in light of the anticipated impact of the planned Electronics Separation on longer-term measurement continuity, the Adjusted ROIC metric was updated in 2025 so that it would be measured over three discrete performance periods, with targets established at the beginning of the three-year period, rather than use a three-year average as in previous years.

•

For the 2023 PSUs granted to executive officers and other key leaders as part of their annual LTI awards in May 2023, the Committee approved a payout factor of 49.11% for the three-year period ending on December 31, 2025. Due to the Electronics Separation, the Company’s actual results were used for the 2023 and 2024 performance years, and a projection was used for 2025. A more fulsome discussion of the treatment of all outstanding equity awards in connection with the Qnity Distribution is provided in the section titled ‘Treatment of Equity Awards Outstanding at the Time of the Qnity Distribution.’

•

For the 2024 PSUs granted to executive officers and other key leaders as part of their annual LTI awards in February 2024, the Committee approved a payout factor of 116.10% for a truncated two-year period ending on December 31, 2025. Due to the Electronics Separation, the Company’s actual results were used for the 2024 performance year and a projection was used for 2025. A more fulsome discussion of the treatment of all outstanding equity awards in connection with the Qnity Distribution is provided in the section titled ‘Treatment of Equity Awards Outstanding at the Time of the Qnity Distribution.’

Program Philosophy and Objectives

Our executive compensation philosophy and practices reflect a commitment to paying for performance — both short- and long-term. Our executive compensation programs are designed to attract, retain, motivate and reward talented and experienced executives to successfully manage the business, execute our strategy, and drive stockholder value.

Within this philosophy, the key objectives are to:

–	Establish a strong link between pay and performance.

–	Align the financial interest of executives with stockholders, particularly over the longer term.

–	Reinforce business strategies and drive sustained stockholder value.

38

Compensation Discussion & Analysis

Executive Compensation Governance Practices

Compensation of our executive officers, including the NEOs, is overseen by the Committee (or, in the case of Mr. Breen and Ms. Koch, by the Committee and the independent members of the Board). The Board and the Committee were assisted in the performance of their oversight duties by an independent compensation consultant.

The following table summarizes key governance elements related to the executive compensation programs in which the executive officers participate:

What We Do	What We Don’t Do

Maintain a pay mix that is heavily performance-based	Provide single-trigger change in control agreements or excise tax gross-ups
Actively engage with stockholders	Grant options below market value, extend original option term, reprice, reload or exchange underwater options without stockholder approval
Align executive compensation outcomes with Company and individual performance
Annually assess peer group composition and competitive compensation practices	Permit hedging or pledging of the Company’s securities
Include a liberal share counting provision in our equity plan
Seek annual stockholder advisory approval of executive compensation
Maintain strong stock ownership requirements of six times base salary for the CEO and three times base salary for the other executive officers	Guarantee annual salary increases or bonuses
Provide minimum payouts under the LTI Plan
Conduct an annual executive talent review and discussion on succession planning	Provide uncapped short- and long-term incentive payouts
Provide excessive perks
Maintain a robust compensation clawback policy covering both cash and equity

Review executive compensation statements (“tally sheets”)

Conduct annual compensation risk assessments

2026 Proxy Statement	39

Compensation Discussion & Analysis

Say on Pay

We conduct an annual “say on pay” vote to approve executive compensation. At the 2025 annual meeting of stockholders, approximately 91.94% of shares voted were in support of the compensation provided to our NEOs. Although the vote is advisory and non-binding on the Board, the Committee regularly considers the results of the “say on pay” vote in evaluating our executive compensation programs, including 2025 executive compensation. Based on the feedback from our stockholders and the Committee’s evaluation, the Committee concluded that we provide competitive executive compensation programs that effectively attract, motivate, reward and retain executives in a manner aligned with stockholder interests.

Components of Executive Compensation and Benefits

Consistent with our overall executive compensation philosophy, our compensation programs are primarily performance-based. The following chart summarizes the principal components of our executive compensation program and the drivers of each element.

Pay Component	Role	Determination Factors

Salary	Fixed cash compensation provides a reliable source of income.	• Competitive positioning against benchmark data for similar roles, individual performance, experience and potential.
Short-Term Incentive Program	Cash incentive compensation tied to annual achievement of financial and operational goals and individual performance. Range: 0% — 200%	Annual Achievement(a)
• Corporate Adjusted EPS • Organic Revenue • Corporate Adjusted Operating EBITDA • Corporate Adjusted Free Cash Flow

Long-Term Incentives

A combination of vehicles delivering long-term equity-based compensation that enhances retention, increases stock ownership, and aligns interests of executives and stockholders.
Performance Share Units(b)

Rewards executives for achieving multi-year financial priorities.

Granted at the beginning of a three-year performance period with units earned based on performance achievement over the applicable period.

Three-year performance period(c)
• Adjusted ROIC • Corporate Adjusted Net Income • Relative TSR

Range: 0% — 200%
Restricted Stock Units(b)	Supports executive retention and stock ownership.	Three-year incremental vesting
• Stock price

Benefits and Perquisites

Minimal perquisites provided where reasonable to attract key executive talent.

Competitive benefit programs offered to support the health and well-being of employees and their families. Executives offered the same programs as other salaried employees.

• Competitive market practice for similar roles

(a)	The weighting for each factor is discussed in the “Short-Term Incentive Compensation” section of the CD&A.
(b)

Each of the CEO and the CFO received 60% of their awards in the form of PSUs and 40% as RSUs in 2025. All other NEOs received 100% of their 2025 awards in the form of RSUs as discussed in the “Long-Term Incentive Compensation” section of the CD&A. All NEO’s received 60% of their 2026 awards in the form of PSUs and 40% as RSUs.

(c)	The weighting for each factor is discussed in the “Long-Term Incentive Compensation” section of the CD&A.

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Compensation Discussion & Analysis

2025 NEO Target Total Direct Compensation Summary

At the beginning of 2025, the Committee evaluated target total direct compensation – consisting of base salary, target short-term incentive opportunity and target long-term incentive award value for each NEO. As part of this annual evaluation, the Committee considered the NEO’s scope of responsibility, experience, performance, results and potential. The Committee also considered the need to retain talent, business conditions, and the competitive compensation levels for comparable positions benchmarked against the Company’s peer group, as well as general industry information. For Mr. Kemp, the Committee took into consideration his future position as Chief Executive Officer of Qnity when evaluating his compensation for 2025.

Compensation for Mr. Bloemhard was evaluated at the time of his promotion to President, Healthcare & Water Technologies to ensure market competitiveness in alignment with his new role.

The table below reflects the targeted annual direct compensation of employees as of December 31, 2025.

Name	2025 Base Salary ($)	2025 Target Short-Term Incentive ($)	2025 Target Long-Term Incentive ($)	Target Total Direct Compensation ($)

Lori D. Koch	1,250,000	1,875,000	10,000,000	13,125,000

Antonella B. Franzen	750,000	750,000	2,500,000	4,000,000

Jeroen P. Bloemhard	625,000	468,750	750,000	1,843,750

Erik T. Hoover	700,000	700,000	1,500,000	2,900,000

Christopher P. Raia	575,000	488,750	1,250,000	2,313,750

Edward D. Breen(a)	1,000,000	1,500,000	5,000,000	7,500,000

Jon D. Kemp(b)	800,000	800,000	5,000,000	6,600,000

Leland G. Weaver(c)	600,000	600,000	1,750,000	2,950,000

(a)	Reflects base salary as of November 1, 2025, when Mr. Breen transitioned from Executive Chairman to non-Executive Chairman.
(b)	Reflects base salary as of October 31, 2025, when Mr. Kemp left the Company in connection with the Electronics Separation.
(c)	Reflects base salary as of November 1, 2025, when Mr. Weaver left the Company in connection with the Electronics Separation.

As shown below, the vast majority of our current NEOs’ 2025 target direct compensation is “at-risk” because it is based on financial, operating and individual performance factors, as well as our stock price.

CEO

CFO

Average for Other Current NEOs

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Compensation Discussion & Analysis

2025 Executive Compensation Decisions

Base Salary

The Committee annually reviews the base salaries of our NEOs to determine if any adjustment is warranted. Salaries are adjusted if the Committee believes there is a need after a review of benchmarking data for similar roles, individual performance and competitive positioning.

In February 2025, the Committee approved base salary increases for select NEOs. Mses. Koch and Franzen’s respective salaries were increased to further align their compensation with market practices, while Messrs. Hoover and Raia’s respective increases were in recognition of their continued leadership and contributions to the Company’s business. Messrs. Kemp and Bloemhard’s respective increases reflect their expanded responsibilities as CEO-elect of Qnity during the pre-separation period and as President, Healthcare and Water Technologies respectively.

2025 base salaries for the NEOs are shown in the table below.

Name	2025 Base Salary ($)

Lori D. Koch	1,250,000

Antonella B. Franzen	750,000

Jeroen P. Bloemhard	625,000

Erik T. Hoover	700,000

Christopher P. Raia	575,000

Edward D. Breen(a)	1,000,000

Jon D. Kemp(b)	800,000

Leland G. Weaver(c)	600,000

(a)	Reflects base salary as of November 1, 2025, when Mr. Breen transitioned from Executive Chairman to non-Executive Chairman.
(b)	Reflects base salary as of October 31, 2025, when Mr. Kemp left the Company in connection with the Electronics Separation.
(c)	Reflects base salary as of November 1, 2025, when Mr. Weaver left the Company in connection with the Electronics Separation.

Short-Term Incentive Compensation

The STIP is designed to reward executives for the achievement of annual financial and operational performance goals and is a key component of our overall compensation program. Each year, the Committee reviews the target short-term incentive award opportunities for NEOs (expressed as a percentage of annual base salary) as part of its annual executive compensation review.

Short-term incentive opportunities for the NEOs as of December 31, 2025, are shown in the table below.

Name	2025 Target STIP (%)	2025 Target STIP ($)

Lori D. Koch	150%	1,875,000

Antonella B. Franzen	100%	750,000

Jeroen P. Bloemhard	75%	468,750

Erik T. Hoover	100%	700,000

Christopher P. Raia	85%	488,750

Edward D. Breen	150%	1,253,425	(a)

Jon D. Kemp	100%	0	(b)

Leland G. Weaver	100%	501,370	(c)

(a)	In connection with his departure after attaining age 55 with 10 years of service, Mr. Breen was entitled to a prorated STIP award for time employed in 2025. Value reflects prorated target.
(b)	Mr. Kemp did not receive a 2025 STIP from the Company. Any 2025 STIP award would be payable by Qnity.
(c)

Under the Senior Executive Severance Plan, and in connection with his departure, Mr. Weaver was entitled to a prorated STIP award based on the greater of actual or target performance for time employed in 2025. Value reflects prorated target.

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Compensation Discussion & Analysis

Design and Metrics

The 2025 STIP design was approved by the Committee in January 2025 and adjusted in September 2025 in light of the planned Electronics Separation. The design rewards Company performance against key metrics for the first three quarters of 2025 and Organic Revenue on the basis of the Company’s post-separation operating structure for the final quarter of 2025 as described below.

	Weighting

Metric	Q1-Q3	Q4

Corporate Adjusted EPS	50%	—

Organic Revenue	20%	100%

Corporate Adjusted Operating EBITDA	15%	—

Corporate Adjusted Free Cash Flow	15%	—

Given the anticipated impacts of the Electronics Separation on the Company, the Committee decided to continue using quarterly measurement periods, each with equal weighting, to set targets and measure results for metrics. The Committee believed this would be the most appropriate approach for these expected effects while continuing to determine performance results. After approval of the 2025 STIP design and first quarter targets in January 2025, the Committee followed a rigorous process to formulaically establish targets before the start of each remaining quarter, maintaining alignment to external commitments and expectations. The Committee also reviewed the alignment of payout opportunities and strong financial results at threshold, target, and maximum performance goal levels for each measure. In September 2025, the Committee determined, in light of the planned Electronics Separation, that the only metric that would be used for the fourth quarter would be the Organic Revenue of the Company’s post-separation operating structure. For 2026, the Company has returned to using annual measurement periods for all metrics.

Based on performance, quarterly payout percentages ranged from 0% for below threshold performance, 50% for performance at threshold, to 200% for maximum performance. Threshold was considered the level of performance that warranted the minimum payout, and the maximum defined the level of performance considered exceptional. Annual award payouts, which are capped at a maximum payout of 200% of target, were based on the aggregate quarterly performance results.

The Sustainability Modifier was removed to simplify the 2025 STIP design in light of the Electronics Separation, however we continue to track and measure progress toward our 2030 sustainability goals.

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Compensation Discussion & Analysis

Reallocation:

The Committee maintained the ability to reduce payout factors to provide funding for increased awards to top performers across the Company through a reallocation feature. The Committee determined that no reallocation would be applied in 2025.

Key Metrics The following metrics were used to determine the 2025 STIP targets and results:

Corporate Adjusted EPS*

Adjusted Earnings per common share-diluted is calculated as income from continuing operations, excluding the after-tax impact of significant items, after-tax impact of amortization expense of intangibles, the after-tax impact of non-operating pension/other post- employment benefits (“OPEB”) credits/costs and Future Reimbursable Indirect Costs.

Organic Revenue* Total net sales excluding the impacts of currency and portfolio.

Corporate Adjusted Operating EBITDA*

Total earnings (i.e. income (loss) before income taxes) before interest, depreciation, amortization, non-operating pension/OPEB benefit credits/costs and foreign exchange gains/losses, excluding Future Reimbursable Indirect Costs, and adjusted for significant items.

Corporate Adjusted Free Cash Flow*

Total cash provided by/used for operating activities, less capital expenditures and removing the impact of separation-related transaction costs and other payment and cash inflows/outflows that are unusual in nature and/or infrequent in occurrence that neither related to the ordinary course of the Company’s business nor reflect the Company’s underlying business liquidity.

* See Appendix A for further information, including a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP financial measures.

Final Payout Factors

The Committee approved an annual payout factor of 101.2% after year end based on the aggregate quarterly performance results.

Performance Results

The performance results were determined based on the targets and actuals as reflected below.

Metric	Q1		Q2		Q3		Q4
	Target	Actual	Target	Actual	Target	Actual	Target	Actual
Corporate Adjusted EPS(a)	1.02	1.06	1.17	1.09	1.15	1.17	—	—

Organic Revenue(b)	3,070	3,054	3,257	3,222	3,326	3,411	1,725	1,703

Corporate Adjusted Operating EBITDA(c)	807	837	880	874	910	927	—	—

Corporate Adjusted Free Cash Flow(d)	382	242	549	604	602	625	—	—

(a)	Weighted at 50% Q1 – Q3 (0% for Q4). Threshold and Max are set at 85% and 115% respectively. Values expressed in U.S. Dollars.
(b)	Weighted at 20% Q1 – Q3 (100% for Q4). Threshold and Max are set at 90% and 110% respectively. Values expressed in Millions of U.S. Dollars.
(c)	Weighted at 15% Q1 – Q3 (0% for Q4). Threshold and Max are set at 80% and 115% respectively. Values expressed in Millions of U.S. Dollars.
(d)	Weighted at 15% Q1 – Q3 (0% for Q4). Threshold and Max are set at 80% and 120% respectively. Values expressed in Millions of U.S. Dollars.

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Compensation Discussion & Analysis

See Appendix A for further information, including a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP financial measures.

The table below reflects the quarterly payout percentages based on the results above.

Metric	Q1	Q2	Q3	Q4(a)	Total Payout

Corporate Adjusted EPS	63.4%	38.5%	55.2%	—

Organic Revenue	19.5%	18.9%	25.1%	93.6%

Corporate Adjusted Operating EBITDA	18.7%	14.7%	16.9%	—

Corporate Adjusted Free Cash Flow	0.0%	22.4%	17.8%	—

Quarterly Result	101.6%	94.5%	115.1%	93.6%

25% Weighted Result	25.4%	23.6%	28.8%	23.4%	101.2%

(a)	Organic Revenue weighted at 100% for the fourth quarter of 2025 as described above.

Individual Performance Factor

As in prior years, an individual performance factor ranging from 0% to 150% allowed the Committee to modify an executive’s award to reflect personal performance and contributions to the Company’s success. All awards are capped at a maximum payout of 200% of target.

For 2025, after consultation with management, the Committee determined that a 115% Individual Performance Factor for Ms. Franzen was appropriate in recognition of her leadership in managing the financial aspects of the Electronics Separation, such as resolving complex transaction-related financial and systems issues, maintaining investor confidence, and establishing two strong post-separation Finance organizations.

The final payout factors were applied to 2025 STIP awards for NEOs as reflected below.

Name	Year-End Base Salary ($)	STIP Target Percentage	STIP Target Amount ($)		Payout Factor	Individual Performance Factor	Total STIP Payout Amount ($)

Lori D. Koch	1,250,000	150%	1,875,000		101.2%	100%	1,897,500

Antonella B. Franzen	750,000	100%	750,000		101.2%	115%	872,850

Jeroen P. Bloemhard	625,000	75%	468,750		101.2%	100%	474,375

Erik T. Hoover	700,000	100%	700,000		101.2%	100%	708,400

Christopher P. Raia	575,000	85%	488,750		101.2%	100%	494,615

Edward D. Breen	—	—	1,253,425	(a)	101.2%	100%	1,268,466

Jon D. Kemp(b)	—	—	—		—	—	—

Leland G. Weaver	—	—	501,370	(c)	101.2%	—	507,386

(a)	As noted above, Mr. Breen was entitled to a prorated STIP award for time employed in 2025. Value reflects prorated target.
(b)	As noted above, Mr. Kemp did not receive a 2025 STIP from the Company. Any 2025 STIP award would be payable by Qnity.
(c)	As noted above, Mr. Weaver was entitled to a prorated STIP award on the greater of actual or target performance for time employed in 2025. Value reflects prorated target.

2026 Proxy Statement	45

Compensation Discussion & Analysis

Long-Term Incentive Compensation

The Committee views long-term incentive compensation as a critical element of the executive compensation program that emphasizes long-term performance, enhances retention, and aligns executives’ interests with those of stockholders. Long-term incentives represent a sizable portion of an executive’s overall compensation package. In determining the annual LTI award opportunities for executive officers, the Committee reviews each executive officer’s scope of responsibility, market competitiveness, performance, impact on results and expected future contributions to the business. If the reverse stock split and the reduction in the number of authorized shares described in this Proxy Statement is approved and becomes effective, outstanding equity awards will be adjusted in accordance with the terms of the Company’s equity plans to maintain economic equivalence; this adjustment will not change the intrinsic value of any awards.

Considering the complexity of the then-anticipated Electronics Separation, the Committee determined to limit the use of PSU awards to the CEO and CFO, while the remaining executive officers received awards in the form of RSUs.

In addition, the Committee approved adjustments to long-term incentive opportunities for certain executive officers to reflect role-specific considerations, align with market incentive opportunities, and support leadership continuity during the transition period. For Ms. Koch, the Committee recommended, and the Board approved, an increase in her long-term incentive target to $10 million and a $2 million enhancement to her 2025 award in light of her continued management of the Company throughout the completion of the Electronics Separation. For Ms. Franzen, the Committee increased her long-term incentive target to $2.5 million and approved a $0.5 million enhancement to her 2025 award to better align her compensation with market benchmarks.

For Mr. Hoover and Mr. Raia, the Committee approved an enhanced 2025 long-term incentive award in recognition of their sustained contributions and expected future impact on the business.

For Mr. Kemp, the Committee increased his long-term incentive target to $5 million in recognition of his expanded responsibilities as CEO-elect of Qnity during the pre-separation transition period.

In 2026, the Company returned to granting all NEOs 60% of their awards in the form of PSUs and 40% as RSUs. No NEOs received enhanced values in 2026.

The chart below illustrates the total 2025 long-term incentive award values for these executives, including one-time enhancements as described above.

Name	RSU Grant Value ($)(a)	PSU Grant Value ($)(a)(b)	Total Grant Value ($)(a)

Lori D. Koch	4,800,000	7,200,000	12,000,000

Antonella B. Franzen	1,200,000	1,800,000	3,000,000

Jeroen P. Bloemhard	750,000	—	750,000

Erik T. Hoover	2,000,000	—	2,000,000

Christopher P. Raia	1,750,000	—	1,750,000

Edward D. Breen	5,000,000	—	5,000,000

Jon D. Kemp	5,000,000	—	5,000,000

Leland G. Weaver	1,750,000	—	1,750,000

(a)	Actual values shown in the Grants of Plan Based Awards table will vary slightly from the amount shown above as we issue awards only in whole shares.
(b)	Actual values shown in the Grants of Plan Based Awards table will vary due to the fair market value being calculated using a Monte Carlo simulation.

46

Compensation Discussion & Analysis

Key Metrics The following definitions apply to the 2023, 2024 and 2025 PSU Awards. For an explanation of adjustments due to Significant Items, see “Adjustments” below:

Corporate Adjusted Net Income*

Net (loss) income from continuing operations available for DuPont common stockholders excluding after-tax significant items, after-tax amortization expense of intangibles and the after-tax impact of non-operating pension/other post-employment benefits (“OPEB”) credits/costs and for the 2024 and 2025 PSU Awards the after-tax impact of future reimbursable indirect costs.

Adjusted ROIC**

Adjusted Net Operating Profit After Tax (“NOPAT”), (defined as Income from continuing operations after taxes, excluding after-tax significant items, after-tax amortization expense, after-tax interest expense and for the 2024 and 2025 PSU Awards after-tax amortization of debt discount and after-tax future reimbursable indirect costs) divided by (Debt + Equity – Goodwill – Intangibles – Restricted Cash).

Total Shareholder Return (TSR)

Total return on a company’s common stock to an investor defined as the adjusted close price at the end of the performance period divided by the adjusted close price at the beginning of the performance period. Adjusted close price incorporates re-invested dividends, stock splits and new offerings. Beginning close price is based on average closing price over 20 trading days immediately prior to the first day of the performance period. Ending close price is based on average closing price over the last 20 trading days of the performance period.

*  See Appendix A for further information, including a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP financial measures

**  Return on Invested Capital (ROIC) is not a defined GAAP measure and therefore Adjusted ROIC is excluded from Appendix A. ROIC and Adjusted ROIC should not be considered a substitute for other measures prepared in accordance with GAAP and may not be comparable to similarly titled measures used by other companies.

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Compensation Discussion & Analysis

2025 PSU Awards

PSU awards are designed to align executive compensation and decision-making with Company performance over the long term, although, as discussed above, the Committee determined to only issue such awards to our CEO and CFO in 2025. The 2025 PSU metrics remain the same as in the three prior years. The 2025 PSUs are earned and vest based on the achievement of Adjusted ROIC and Corporate Adjusted Net Income goals, weighted equally at 50%. Relative TSR is used as a modifier to increase or reduce the award by up to 25% and promote alignment with stockholder interests. Relative TSR is measured at the end of the three-year period against the S&P 500.

Performance Metrics	Weighting	Measurement	Period

Adjusted ROIC	50%	• Performance is measured in three discrete periods.	January 1, 2025 – December 31, 2025 January 1, 2026 – December 31, 2026 January 1, 2027 – December 31, 2027

•

A target growth rate for each year is established at the start of the three-year performance period. Targets for the 2nd and 3rd periods are determined using the prior period actual performance and the established growth rate.

•

Final performance is the average of the performance period results.

Corporate Adjusted Net Income	50%	• Performance is measured in three discrete periods.	January 1, 2025 – December 31, 2025 January 1, 2026 – December 31, 2026 January 1, 2027 – December 31, 2027

•

A target growth rate for each year is established at the start of the three-year performance period. Targets for the 2nd and 3rd periods are determined using the prior period actual performance and the established growth rate.

•

Final performance will be the average of the performance period results.

Relative TSR	Modifier	• Point-to-point against S&P 500	January 1, 2025 – December 31, 2027

Relative TSR Ranking	Applied Modifier

<25 percentile against S&P 500	0.75

25-75 percentiles against S&P 500	1.00

>75 percentile against S&P 500	1.25

The initial payout range of the PSUs is 0% to 200% depending on achievement versus Adjusted ROIC and Corporate Adjusted Net Income. The payout is then subject to a modification based on Relative TSR. The maximum payout is capped at 200%.

We believe that disclosing specific targets while the applicable performance period is ongoing could cause competitive harm. Performance targets will be disclosed once the applicable performance periods have ended as part of our discussion and analysis on awards earned by the NEOs.

Treatment of Equity Awards Outstanding at the Time of the Qnity Distribution

Employer Method

Stock options, PSUs issued in 2025, and RSUs held by non-executives were generally adjusted using the “employer method” in connection with the Qnity distribution. This method adjusted outstanding equity awards held by employees who remained with DuPont following the Electronics Separation so that such awards only included DuPont units with these awards being adjusted to appropriately account for the value of the Qnity units the employees would have otherwise received.

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Compensation Discussion & Analysis

Shareholder Method

RSUs held by executives and non-employee directors, including the 2023 and 2024 PSU awards whose performance outcomes were determined as of immediately prior to the Electronics Separation, were generally adjusted using the “shareholder method.” This method adjusted all applicable outstanding DuPont equity awards by granting applicable recipients a Qnity-denominated award with one Qnity unit for every two outstanding DuPont units. The new Qnity awards carried the same terms and conditions as the corresponding DuPont awards.

2023 and 2024 PSU Award Performance Results

Impact of Electronics Separation on Outstanding PSU Awards

The Committee determined that performance outcomes for the 2023 and 2024 PSU awards would be measured effective immediately prior to the closing of the Electronics Separation, and that all such outstanding PSU awards would be automatically converted into RSUs. This decision followed careful consideration of the significant impact the transaction would have on the ability to adjust targets and assess performance results consistently across two separate companies. As described below, the outstanding awards were converted based on projected performance outcomes relative to the applicable targets. The converted awards will continue to vest in accordance with the terms of the original awards, as applicable.

2023 PSU

In May 2023, we issued the 2023 PSU awards. The 2023 PSU awards included performance goals based on Adjusted ROIC and Corporate Adjusted Net Income, each weighted at 50%, as well as a Relative TSR modifier based on Company TSR performance relative to the S&P 500. Performance under the 2023 PSU award was assessed over a three-year period ending on December 31, 2025. Due to the Electronics Separation, actual results were used for determining a grantee’s performance outcomes for 2023 and 2024, while, for 2025, nine months of actual performance and three months of projected performance were used. Targets for the 2023 PSU were originally approved in May 2023, subject to potential adjustment for events, such as M&A activity, which may impact performance in a manner inconsistent with the intended application of the performance metrics.

After a review of the results and adjustments detailed below, the Committee approved the following payout factor for the 2023 PSU award:

Adjusted ROIC	Corporate Adjusted Net Income	TSR	Payout Factor
0%	49.11%	1	49.11%

2023 Adjustments

The Committee reviewed the impact of significant events to determine whether any adjustments were appropriate in order to align final award outcomes with a given recipient’s performance. The Committee used a disciplined approach to these adjustments including removal of events that could either positively or negatively impact an outcome in order to derive a more neutral assessment of a recipient’s performance results. After careful consideration, the Committee approved the adjustments described below, which were applied over the course of the applicable performance periods.

Adjusted ROIC target was approved as the average ROIC over the three-year performance period. There were no adjustments to Adjusted ROIC in determination of the results.

Corporate Adjusted Net Income was to be measured in three discrete periods with the final payout percentage calculated as the average of the annual payout percentages. The approved target performance for the first year was based on projected performance, with the targets for second and third years determined by applying a pre-established growth rate of 7% to the actual performance in the prior year. There was no change to the approved discrete periods or pre-established growth rate of 7%.

For 2023 performance results excluded the performance of Spectrum (acquired on August 1, 2023) and our historic Non-Core segment.

Relative TSR was a point-to-point measurement based on the Company’s percentile ranking compared to the S&P 500.

The price of the Company’s stock was based on the average closing price over the last 20 trading days as of October 27, 2025.

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Compensation Discussion & Analysis

The tables below detail the targets and results for each metric used to determine the payout factor and reflect the adjustments described above:

Adjusted ROIC

Period	Threshold 50% Payout	Target 100% Payout	Maximum 200% Payout	Result	Payout %	Weighting	Weighted Payout

2023-2025	25.80%	27.30%	30.30%	23.37%	0.0%	50.0%	0.0%

Corporate Adjusted Net Income(a) – Final payout average of annual payout percentages

Period	Threshold 50% Payout	Target 100% Payout	Maximum 200% Payout	Result	Payout %	Average Annual Payout	Weighted Payout

2023	1,368	1,697	2,052	1,537	75.7%	98.22%	49.11%
2024	1,316	1,645	1,974	1,716	121.7%

2025(b)	1,469	1,836	2,203	1,816	97.3%

(a)	Threshold, target, maximum and actual values expressed in millions of U.S. Dollars.

(b)	2025 performance determined based on nine months of actual performance and three months of projected performance due to the Electronics Separation.

Relative TSR Modifier – Percentile ranking against S&P 500 over the performance period

Percentile Ranking	Applied Modifier

44.2	1

2024 PSU

In February 2024, we issued PSU awards. The metrics for the 2024 PSU awards included performance goals based on Adjusted ROIC and Corporate Adjusted Net Income, with each weighted at 50%, as well as a Relative TSR modifier based on Company TSR performance relative to the S&P 500. The grantees’ performance was assessed over a three-year period, which was scheduled to end on December 31, 2026. However, due to the Electronics Separation, the targets and results for these awards were adjusted to be assessed over a two-year period using actual 2024 results and, for 2025, nine months of actual performance and three months of projected performance. The Committee believed these changes were appropriate in light of the Electronics Separation and how such M&A activity could impact performance metrics in a manner inconsistent with the intended application of the performance metrics.

After a review of the results and adjustments detailed below, the Committee approved the following payout factor for the 2024 PSU awards:

Adjusted ROIC	Corporate Adjusted Net Income	TSR	Payout Factor
55.43%	60.66%	1	116.10%

50

Compensation Discussion & Analysis

2024 Adjustments

The Committee reviewed the impact of significant events to determine whether any adjustments were appropriate in order to align final award outcomes with a given recipient’s performance. The Committee used a disciplined approach to these adjustments, including the removal of events that could either positively or negatively impact an outcome in order to derive a more neutral assessment of a recipient’s performance results. After careful consideration, the Committee approved the adjustments described below, which were applied over the course of the applicable performance periods.

Adjusted ROIC was the average ROIC over the three-year performance period.

The target was recalculated over two years assuming a 100 bps point improvement per year.

Corporate Adjusted Net Income was to be measured in three discrete periods with the final payout percentage calculated as the average of the annual payout percentages. The approved target performance for the first year was based on projected performance, with the targets for the second and third years determined by applying a pre-established growth rate of 7% to actual performance in the prior year. There was no change to the approved discrete periods or pre-established growth rate of 7%.

As an adjustment, a recipient’s performance was measured in two discrete periods, with the final payout percentage calculated as the average of the annual payout percentages.

Relative TSR was a point-to-point measurement based on the Company’s percentile ranking compared to the S&P 500.

The price of the Company’s stock was based on the average closing price over the last 20 trading days as of October 27, 2025.

The tables below detail the performance targets and actual results for each metric used to determine the payout factor:

Adjusted ROIC

Period	Threshold 50% Payout	Target 100% Payout	Maximum 200% Payout	Result	Payout %	Weighting	Weighted Payout

2024-2025	22.60%	23.70%	26.00%	23.95%	110.87%	50.0%	55.43%

Corporate Adjusted Net Income(a) – Final payout average of annual payout percentages

Period	Threshold 50% Payout	Target 100% Payout	Maximum 200% Payout	Result	Payout %	Average Annual Payout	Weighted Payout

2024	1,258	1,573	1,888	1,716	145.4%	121.33%	60.66%
2025(b)	1,469	1,836	2,203	1,816	97.3%

(a)	Threshold, target, maximum, and actual values expressed in millions of U.S. Dollars.
(b)	2025 performance determined based on nine months of actual performance and three months of projected performance due to the planned Electronics Separation.

Relative TSR Modifier – Percentile ranking against S&P 500 over the performance period

Percentile Ranking	Applied Modifier

40.6	1

See Appendix A for further information, including a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP financial measures.

2026 Proxy Statement	51

Compensation Discussion & Analysis

Benefits and Perquisites

Benefits

We provide benefits (including retirement benefits) to eligible employees, including the eligible NEOs, through a combination of qualified and non-qualified plans. For details on each of the following retirement plans, see “Benefits” in the “Compensation Tables and Narratives” section of this Proxy Statement.

•	Supplemental Retirement Plans

•	401(k) Plans

•	Supplemental Savings Plans

•	Other Retirement Benefits

Perquisites

We offer perquisites to NEOs that the Committee believes are reasonable, yet competitive, in attracting and retaining the executive team. Perquisites provided to NEOs are regularly reviewed by the Committee as part of their overall review of executive compensation. More information on perquisites can be found in footnote (e) to the All Other Compensation column of the Summary Compensation Table in this Proxy Statement. The following outlines the limited perquisites provided to executives:

•	Financial planning support

•	Personal travel on corporate aircraft and related travel expenses

•	Use of executive protection ground transportation services

We have adopted a policy that requires Committee approval of personal use of corporate aircraft by the now-former Executive Chairman and the CEO in excess of $200,000 per year and by any other NEO in excess of $50,000 per year.

The Compensation Process

The Committee, with the support of an independent compensation consultant and Company management, develops and executes the executive compensation program. The Committee is responsible for recommending for approval by the independent directors the compensation of the now-former Executive Chairman and the CEO, and for approving the compensation of all other NEOs and executive officers. The Committee annually reviews and evaluates the executive compensation program to ensure that the program is aligned with the Company’s compensation philosophy and appropriately rewards performance.

The Committee reviews the following factors to determine executive compensation:

•	Competitive analysis: Median levels of compensation for similar jobs and job levels in the market, considering revenue relative to the peer group.

•	Company performance: Measured against financial metrics and operational targets approved by the Committee.

•	Market landscape: Business climate, economic conditions and other factors.

•	Individual roles: Each executive’s experience, knowledge, skills and personal contributions.

Role of Management

In 2025, the then-Executive Chairman and CEO made recommendations to the Committee regarding compensation for senior executives (other than themselves) after reviewing our overall performance, each executive’s personal contributions and relevant compensation market data from the peer group for similar jobs and job levels.

Role of the Committee

The Committee is responsible for establishing our executive compensation philosophy and for approving NEO compensation, other than for the Executive Chairman and the CEO, and has broad discretion when setting compensation types and amounts for such NEOs. As part of the process, Company management and the Committee also review total compensation scenarios for such NEOs. Additionally, the Committee annually reviews the corporate goals and objectives relevant to the compensation of the CEO. The Committee evaluates performance against their objectives and makes recommendations to the independent directors regarding the individual compensation levels based on that evaluation. The Committee also undertook similar reviews for Mr. Breen during his tenure as Executive Chairman.

52

Compensation Discussion & Analysis

Role of Independent Board Members

The independent members of the Board are responsible for assessing the performance of the CEO based on the recommendation of the Committee. They are also responsible for approving the compensation types and amounts for the CEO. Prior to his transition to non-executive Chairman, the independent members of the Board were also responsible for assessing the performance of Mr. Breen and for approving his compensation types and amounts.

Role of the Independent Compensation Consultant

The Committee has retained Frederic W. Cook & Co., Inc. (“FW Cook”) as the independent compensation consultant on executive and director compensation matters. FW Cook reported directly to the Committee and did not provide services to us other than those provided to the Committee.

FW Cook’s responsibilities included:

•	Advising the Committee on trends and issues in executive compensation.

•	Reviewing and advising on the constituents of the peer group.

•	Consulting on the competitiveness of the compensation structure and levels of DuPont’s executive officers and non-employee directors.

•	Reviewing and advising on materials provided to the Committee for discussion and approval.

•	Participating in Committee meetings as requested, including executive sessions of the Committee when management is not present, and communicating with the Chair of the Committee between meetings.

FW Cook has multiple safeguards and procedures in place to maintain the independence of the consultants in their executive compensation consulting practice, and the Committee has determined that the compensation consultant’s work has not raised any conflicts of interest. The Committee has considered factors relevant to FW Cook’s independence from management under SEC rules and has determined that FW Cook is independent from management.

Peer Group and Benchmarking

In December 2024, taking into consideration the planned Electronics Separation, the Committee, with the support of the management team and FW Cook, determined adjustments were needed to the DuPont peer group. This revised peer group has been used throughout 2025, including when making 2025 compensation decisions for those executives who would continue with DuPont after the separation. The criteria utilized when revising the peer group were as follows:

•	One-third to three times our revenue, market cap, enterprise value, and EBITDA

•	Healthcare, Industrial Machinery Supplies and Components (Multi-industrials), Specialty Chemicals, and Building Products Industries

•	Valuation Multiple

The table below reflects the companies that comprise the peer group that was used for market comparisons, benchmarking and setting executive compensation for 2025.

AptarGroup, Inc.	Fortive Corporation	Parker-Hannifin Corporation

Avantor, Inc.	GE HealthCare	Regal Rexnord

Carlisle Companies	Hubbell Incorporated	Teleflex Incorporated

Dover Corporation	Illinois Tool Works Inc.	Trane Technologies plc

Ecolab Inc.	ITT Inc.

Emerson Electric Co.	Nordson Corporation

2026 Proxy Statement	53

Compensation Discussion & Analysis

Other Considerations

Stock Ownership Guidelines

We require our executive officers to accumulate and hold shares of DuPont common stock with a value equal to a specified multiple of base pay.

For purposes of meeting the stock ownership guidelines, direct ownership of shares, unvested RSUs, and stock units owned via qualified and non-qualified employee plans are included in actual ownership totals. Stock Options and PSUs are not included in determining whether an executive has achieved the ownership levels.

Our stock ownership guidelines include a retention ratio requirement. Under the policy, until the required ownership is reached, executives are required to retain 75% of net shares acquired upon any future vesting of stock units or exercise of stock options, after deducting shares used to pay applicable taxes and/or exercise price. The multiples for specific executive levels are shown below. As of December 31, 2025, each NEO either met or exceeded their ownership goal or was within the five-year period allowed to meet the guidelines.

Multiple of Salary	Target	Actual

CEO	6x	8.5x

Other NEOs average(a)	3x	3.7x

(a)	Includes only NEOs who were employed by the Company on December 31, 2025.

Anti-Hedging and Anti-Pledging Policies

Our directors and officers are prohibited from engaging in hedging transactions (such as prepaid variable forwards, equity swaps, collars and exchange funds) with respect to our securities. They also are prohibited from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan. Employees, other than officers, are generally permitted to, but discouraged from, engaging in transactions designed to hedge or offset market risk.

Clawback Policy

The Company has long maintained a compensation clawback policy that permits recoupment of certain incentive compensation in the case of employee “Misconduct,” including termination for “cause” and breach of confidentiality or noncompete obligations. In June 2023, the Company revised its policy to incorporate new requirements under the NYSE listing standards imposed by the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules. Accordingly, the Company’s clawback policy as currently in effect implements the new requirements but also preserves the additional ability of the Company to recoup the compensation in the case of Misconduct. The Committee believes that going beyond the minimum requirements ensures that the Company has in place a robust clawback policy that will enable it to recoup compensation, including cash and equity incentives, as appropriate in all applicable circumstances.

54

Compensation Discussion & Analysis

Compensation and Risk Management
The Committee periodically reviews our compensation policies and practices and has determined that the incentive compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company. In conducting the review in 2025, the Committee reviewed an inventory of Company incentive compensation plans and policies. The evaluation covered a wide range of practices, including the balanced mix between pay elements, the balanced mix between short-term and long-term programs, caps on incentive payouts, governance controls in place to establish, review and approve goals, use of multiple performance measures, discretion on individual awards, use of stock ownership guidelines, provisions in severance/change in control policies, use of a clawback policy, and Committee oversight of compensation programs.
Tax and Accounting Considerations
In designing and evaluating compensation programs, the Com
mitt
ee considers the tax and accounting implications of its decisions among other factors. For instance, Section 162(m) of the IRC generally limits to $1 million the annual federal income tax deduction that the Company may claim in respect to certain current and former employees. While the Committee considers the extent to which compensation is deductible, the Committee focuses primarily on factors that provide incentives for the achievement of business objectives. Accordingly, the Committee retains flexibility and discretion to structure compensation appropriately, whether or not deductible. Likewise, the Committee may consider the impact of accounting rules, including the way in which compensation is expensed, but the Committee retains the flexibility and discretion to structure compensation appropriately without regard to its accounting treatment.
Equity Award Grant Practices
We do not currently grant stock options, stock appreciation rights or similar option-like instruments as part of our equity compensation program. We have not granted stock options since fiscal year 2022 and the Committee does not presently intend to reintroduce such awards to the Company’s equity compensation program. We grant equity awards on an annual basis at approximately the same time every year and may grant equity awards on a discretionary basis in connection with certain events such as the commencement of employment or promotion. We do not grant equity awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation.
Committee Interlocks and Insider Participation
The members of the People and Compensation Committee for 2025 were Frederick M. Lowery (Chair), Alexander M. Cutler, Kristina M. Johnson (through October 31, 2025), James A. Lico, and Deanna M. Mulligan (through May 22, 2025). None of the members of the People and Compensation Committee were at any time during 2025 an officer or employee of the Company. None of the executive officers of the Company serve as a member of the board of directors or a compensation committee of any entity that has one or more executive officers serving as a member of the Board or People and Compensation Committee.
Committee Report
The People and Compensation Committee of the Board reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) with Company management. Based on this review and discussion, the People and Compensation Committee recommended to the Board that the CD&A be included in the Company’s Annual Report on Form
10-K
for the year ended December 31, 2025, as incorporated by reference from this Proxy Statement.
The People and Compensation Committee operates pursuant to a charter that is available at www.investors.dupont.com/investors/dupont-investors/corporate-governance.
This report is submitted by the People and Compensation Committee.
Frederick M. Lowery (Chair)
Alexander M. Cutler
James A. Lico

2026 Proxy Statement	55

Executive Compensation

Compensation Tables and Narratives

Summary Compensation Table

The following table summarizes the compensation of the NEOs for the fiscal years ended December 31, 2025, and, to the extent the individuals were NEOs in respect of such earlier years, the fiscal years ended December 31, 2024, and December 31, 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(a)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(b)	Change in Pension Value & Nonqualified Deferred Compensation Earnings ($)(c)	All Other Compensation ($)(d)	Total ($)

Lori D. Koch	2025	1,242,313	—	12,547,711	—	1,897,500	0	446,726	16,134,250

Chief Executive Officer	2024	1,012,500	—	9,338,611	—	2,014,200	1,324	202,048	12,568,683
	2023	750,000	—	3,079,297	—	337,500	3,606	130,016	4,300,419

Antonella B. Franzen	2025	741,667	—	3,136,972	—	872,850	—	188,685	4,940,174

Senior Vice President, Chief Financial Officer	2024	564,583	—	2,301,503	—	783,300	—	63,069	3,712,455

Jeroen P. Bloemhard(e)	2025	545,833	400,000	750,037	—	474,375	—	84,354	2,254,599

President, Healthcare & Water Technologies

Erik T. Hoover	2025	687,500	—	2,000,017	—	708,400	—	134,260	3,530,177

Senior Vice President, General Counsel	2024	625,000	—	1,521,646	—	804,281	—	88,006	3,038,933
	2023	625,000	—	1,539,714	—	281,250	—	97,585	2,543,549

Christopher P. Raia	2025	566,667	—	1,750,004	—	494,615	—	104,930	2,916,216

Senior Vice President, Chief Human Resources Officer

Edward D. Breen(f)	2025	833,333	—	5,000,001	—	1,268,466	—	403,291	7,505,091

Former Executive Chairman	2024	1,000,000	—	12,679,828	—	1,678,500	—	321,943	15,680,270
	2023	1,000,000	5,000,000	12,830,188	—	675,000	—	349,783	19,854,971

Jon D. Kemp(g)	2025	641,667	—	5,000,001	—	—	0	129,238	5,770,906

Former President, Electronics and Industrial	2024	650,000	—	1,775,219	—	733,200	3,364	89,177	3,250,960
	2023	650,000	—	1,796,278	—	235,300	18,328	109,945	2,809,851

Leland G. Weaver(h)	2025	505,864	—	1,750,004	—	507,386	0	2,576,948	5,340,202

Former President, Water and Protection	2024	591,667	—	1,775,219	—	664,800	—	89,881	3,121,567
	2023	550,000	—	1,539,714	—	295,900	1,943	95,009	2,482,566

56

Executive Compensation

Totals in the above table might not equal the summation of the columns due to rounding amounts to the nearest dollar.

(a)

Amounts represent the aggregate grant date fair value of awards in the year of grant in accordance with the same standard applied for financial accounting purposes, FASB ASC Topic 718. Value of the Performance Share program in table, shown at target; at maximum payout, the value of the awards would be: Ms. Koch, $20,295,381 and Ms. Franzen, $5,073,933. A discussion of the assumptions used in calculating these values can be found in Note 20 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

(b)	Individual Short-Term Incentive Compensation results are detailed in the Short-Term Incentive Compensation section of the CD&A and reflect income paid in 2026 for actual performance achieved in 2025.
(c)

Messrs. Hoover, Bloemhard, Raia and Breen and Ms. Franzen were not participants in the DuPont Pension Restoration Plan. Ms. Koch and Messrs. Kemp and Weaver experienced a decrease of $39,703, $132,635, and $12,673 in 2025, respectively. DuPont does not credit participants in the non-qualified plans with above-market earnings; therefore, no such amounts are reflected here.

(d)	All Other Compensation includes perquisites and other personal benefits and employer contributions to both qualified and non-qualified defined contribution plans, as applicable.

The following table details these amounts:

Name	Post-Employment Payments ($)(1)	Perquisites and Other Personal Benefits ($)(2)	Contributions to Defined Contribution Plans ($)

Lori D. Koch	—	153,698	293,028

Antonella B. Franzen	—	51,438	137,247

Jeroen P. Bloemhard	—	10,000	74,354

Erik T. Hoover	—	—	134,260

Christopher P. Raia	—	—	104,930

Edward D. Breen	—	177,226	226,065

Jon D. Kemp	—	9,500	119,738

Leland G. Weaver	2,462,116	10,000	104,832

(1)	Mr. Weaver’s Post-Employment Payments include severance and vacation paid out at termination.
(2)	The NEOs received the following perquisites and other personal benefits:

i.	Ms. Koch: Personal use of Company aircraft ($153,223), and use of executive protection ground transportation services.
ii.	Ms. Franzen: Personal use of Company aircraft ($41,788).
iii.	Mr. Bloemhard: Financial and tax planning.
iv.	Mr. Breen: Personal use of Company aircraft ($177,226).
v.	Mr. Kemp: Financial and tax planning.
vi.	Mr. Weaver: Financial and tax planning.

The incremental cost to the Company of personal use of Company aircraft is calculated for the direct operating costs for each personal flight including fuel, landing, catering, handling, aircraft maintenance hourly maintenance service plan charges and crew travel costs and cannot exceed $200,000 in the case of the former Executive Chairman or the CEO, or $50,000 in the case of any other Executive Officer without approval of the Committee. Fixed costs, which do not change based upon usage, such as pilot salaries or depreciation of the aircraft or maintenance costs not related to personal travel, are excluded. No NEO is provided a tax reimbursement for personal use of aircraft.

(e)

Bonus amount for Mr. Bloemhard reflects a retention award related to the planned Electronics Separation that was executed before Mr. Bloemhard was named an executive officer and became payable in October 2025.

(f)	Effective November 1, 2025, Mr. Breen transitioned from the role of Executive Chairman to non-executive Chairman.
(g)	Effective November 1, 2025, Mr. Kemp resigned from his position as President, Electronics & Industrials in connection with the Electronics Separation.
(h)	Effective November 1, 2025, Mr. Weaver left his position as President, Water & Protection in connection with the Electronics Separation.

2026 Proxy Statement	57

Executive Compensation

Grants of Plan-Based Awards

The following table provides additional information about plan-based compensation disclosed in the Summary Compensation Table. This table includes both equity and non-equity awards. All equity awards are based on the actual units and values as of the original grant date and have not been converted to reflect the adjustments as described in the “Treatment of Equity Awards Outstanding at the Time of the Qnity Distribution” section of the CD&A.

Name	Grant Date	Date of Action by the Committee	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(a)	Grant Date Fair Value of Stock Awards ($)(b)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Lori D. Koch	2/21/2025	2/21/2025		1,875,000	3,750,000
	2/21/2025	2/21/2025							58,788	4,800,040

	2/21/2025	2/21/2025				44,091	88,182	176,364		7,747,671

Antonella B. Franzen	2/20/2025	2/20/2025		750,000	1,500,000
	2/21/2025	2/20/2025							14,697	1,200,010

	2/21/2025	2/20/2025				11,023	22,046	44,092		1,936,962

Jeroen P. Bloemhard(c)	2/20/2025	N/A		468,750	937,500

	2/21/2025	2/20/2025							9,186	750,037

Erik T. Hoover	2/20/2025	2/20/2025		700,000	1,400,000

	2/21/2025	2/20/2025							24,495	2,000,017

Christopher P. Raia	2/20/2025	2/20/2025		488,750	977,500

	2/21/2025	2/20/2025							21,433	1,750,004

Edward D. Breen	2/21/2025	2/21/2025		1,500,000	3,000,000

	2/21/2025	2/21/2025							61,237	5,000,001

Jon D. Kemp	2/20/2025	2/20/2025		800,000	1,600,000

	2/21/2025	2/20/2025							61,237	5,000,001

Leland G. Weaver	2/20/2025	2/20/2025		600,000	1,200,000

	2/21/2025	2/20/2025							21,433	1,750,004

(a)	Restricted Stock Unit awards as described in the Long-Term Incentive Compensation section.
(b)

Amounts represent the aggregate grant date fair value of awards in the year of grant in accordance with the same standard applied for financial accounting purposes consistent with the values shown in the Summary Compensation Table, FASB ASC Topic 178.

(c)	Mr. Bloemhard was not an executive officer at the time his 2025 Non-Equity Incentive Plan Award was granted.

58

Executive Compensation

Outstanding Equity Awards

The following table lists outstanding equity grants for each NEO as of December 31, 2025. The table contains outstanding equity grants from the current year and past years, including awards denominated in Dow or Corteva common stock as a result of the spin-off of those companies in 2019 and Qnity common stock as a result of the separation in 2025. Awards denominated in DuPont common stock have been adjusted as described in the “Treatment of Equity Awards Outstanding at the Time of the Qnity Distribution” section of the CD&A.

Name	Grant Date	Stock Ticker	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(b)		Market Value of Shares or Units of Stock That Have Not Vested ($)(b)(c)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(d)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(c)(d)

Lori Koch	02/02/2017	DD	6,935	—	36.28	02/01/2027
	02/15/2018	DD	2,932	—	43.87	02/14/2028

	08/05/2019	DD	59,882	—	27.93	08/04/2029

	02/19/2020	DD	133,785	—	22.62	02/18/2030

	03/02/2021	DD	83,875	—	30.86	03/01/2031

	02/23/2022	DD	81,515	—	31.73	02/22/2032

	05/04/2023	DD					6,602		265,412

	02/15/2024	DD					12,174		489,389

	02/15/2024	DD					31,799	*	1,278,322

	05/31/2024	DD					20,240		813,662

	05/31/2024	DD					52,713	*	2,119,052

	02/21/2025	DD					60,065		2,414,618	208,577	8,384,795

	02/15/2018	DOW	1,240	—	72.78	02/14/2028

	05/04/2023	Q					3,288		268,468

	02/15/2024	Q					6,062		494,949

	02/15/2024	Q					15,834	*	1,292,845

	05/31/2024	Q					10,079		822,947

	05/31/2024	Q					26,248	*	2,143,169

	02/21/2025	Q					29,909		2,442,052

Antonella Franzen	05/04/2023	DD					529		21,246
	02/15/2024	DD					812		32,653

	02/15/2024	DD					2,121	*	85,250

	05/31/2024	DD					6,747		271,248

	05/31/2024	DD					17,571	*	706,351

	02/21/2025	DD					15,016		603,655	52,146	2,096,269

	05/04/2023	Q					263		21,487

	02/15/2024	Q					404		33,024

	02/15/2024	Q					1,056	*	86,218

	05/31/2024	Q					3,360		274,330

	05/31/2024	Q					8,750	*	714,417

	02/21/2025	Q					7,478		610,554

2026 Proxy Statement	59

Executive Compensation

Name	Grant Date	Stock Ticker	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(b)		Market Value of Shares or Units of Stock That Have Not Vested ($)(b)(c)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(d)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(c)(d)

Jeroen Bloemhard	02/15/2024	DD					1,420		57,092
	02/15/2024	DD					3,628	*	145,848

	02/21/2025	DD					9,386		377,300

	02/15/2024	Q					707		57,741

	02/15/2024	Q					1,806	*	147,491

	02/21/2025	Q					4,673		381,586

Erik Hoover	02/02/2017	DD	12,611	—	36.28	02/01/2027

	02/15/2018	DD	20,398	—	43.87	02/14/2028

	08/05/2019	DD	119,762	—	27.93	08/04/2029

	02/19/2020	DD	56,189	—	22.62	02/18/2030

	03/02/2021	DD	33,551	—	30.86	03/01/2031
	02/23/2022	DD	40,758	—	31.73	02/22/2032

	05/04/2023	DD					3,301		132,706

	02/15/2024	DD					6,087		244,715

	02/15/2024	DD					15,900	*	639,162

	02/21/2025	DD					25,027		1,006,091

	02/15/2018	CTVA	8,624	—	41.94	02/14/2028

	02/15/2018	DOW	8,624	—	72.78	02/14/2028

	05/04/2023	Q					1,644		134,254

	02/15/2024	Q					3,031		247,495

	02/15/2024	Q					7,918	*	646,464

	02/21/2025	Q					12,462		1,017,563

Christopher Raia	08/05/2019	DD	39,921	—	27.93	08/04/2029
	02/19/2020	DD	10,702	—	22.62	02/18/2030

	03/02/2021	DD	27,960	—	30.86	03/01/2031

	02/23/2022	DD	33,965	—	31.73	02/22/2032

	05/04/2023	DD					2,750		110,561

	02/15/2024	DD					5,072		203,888

	02/15/2024	DD					13,250	*	532,641

	02/21/2025	DD					21,899		880,324

	05/04/2023	Q					1,369		111,817

	02/15/2024	Q					2,525		206,204

	02/15/2024	Q					6,598	*	538,733

	02/21/2025	Q					10,905		890,367

Edward D. Breen	05/13/2015	DD					1,048		42,122
	06/05/2015	DD					161		6,464

	02/02/2017	DD	269,537	—	36.28	02/01/2027

	11/06/2017	DD	84,890	—	42.89	11/05/2027

60

Executive Compensation

Name	Grant Date	Stock Ticker	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(b)		Market Value of Shares or Units of Stock That Have Not Vested ($)(b)(c)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(d)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(c)(d)

	02/15/2018	DD	647,677	—	43.87	02/14/2028

	08/03/2020	DD	535,136	—	22.62	08/02/2030

	03/02/2021	DD	307,545	—	30.86	03/01/2031

	02/23/2022	DD	339,646	—	31.73	02/22/2032

	05/04/2023	DD					26,345		1,059,073

	02/15/2024	DD					48,580		1,952,913

	02/15/2024	DD					77,551	*	3,117,556

	02/21/2025	DD					59,925		2,408,998

	05/13/2015	CTVA					999		66,981

	06/05/2015	CTVA					153		10,279

	05/13/2015	DOW					1,348		31,508

	06/05/2015	DOW					207		4,835

	02/02/2017	DOW	113,955	—	60.19	02/01/2027

	11/06/2017	DOW	35,890	—	71.15	11/05/2027

	02/15/2018	DOW	273,825	—	72.78	02/14/2028

	05/13/2015	Q					522		42,641

	06/05/2015	Q					81		6,578

	05/04/2023	Q					13,118.76		1,071,147

	02/15/2024	Q					24,190		1,975,101

	02/15/2024	Q					38,609	*	3,152,401

	02/21/2025	Q					29,834		2,435,965

Jon Kemp	02/15/2018	DOW	12,128	—	72.78	02/14/2028

Leland Weaver	02/03/2016	DD	6,658	—	28.00	02/02/2026
	02/02/2017	DD	9,144	—	36.28	02/01/2027

	02/15/2018	DD	3,058	—	43.87	02/14/2028

	08/05/2019	DD	19,960	—	27.93	08/04/2029

	02/19/2020	DD	6,154	—	22.62	02/18/2030

	03/02/2021	DD	6,991	—	30.86	03/01/2031

	09/01/2021	DD	32,537	—	31.05	08/31/2031

	02/23/2022	DD	40,758	—	31.73	02/22/2032

	02/15/2024	DD					11,336	*	455,704

	02/15/2018	CTVA	1,293	—	41.94	02/14/2028

	02/15/2018	DOW	1,293	—	72.78	02/14/2028

	02/15/2024	Q					5,645	*	460,923

(a)	Stock Option award grants vest in three equal installments on the first, second and third anniversaries of the grant date shown in the table.
(b)

RSU award grants vest in three equal installments on the first, second, and third anniversaries of the grant date shown in the table. Values marked with “*” are PSU awards that were converted to RSU awards as described in the “Impact of Electronics Separation on Outstanding PSU Awards“ section of the CD&A and will vest December 31, 2026. Awards granted to Mr. Breen in 2015 in his capacity as a non-employee director (prior to joining the Company as an employee) must be held until his retirement from service on the Board.

(c)

Market values based on the December 31, 2025, close stock price of $40.20 per share of DuPont common stock, $67.03 per share of Corteva common stock, $23.38 per share of Dow common stock, and $81.65 per share of Qnity common stock.

(d)	PSUs granted February 21, 2025, are shown at the target level of performance. The total actual number of shares to be delivered will be determined at the end of the performance period.

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Executive Compensation

Option Exercises and Stock Vested

The following table summarizes the number of shares of DuPont Common Stock acquired upon exercise of stock options and the vesting of RSUs and PSUs during 2025.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(a)	Value Realized on Vesting ($)

Lori D. Koch	9,011	103,283	61,365	4,204,747

Antonella B. Franzen	—	—	14,463	1,082,012

Jeroen P. Bloemhard	—	—	777	61,807

Erik T. Hoover	6,005	70,829	25,719	1,768,900

Christopher P. Raia	—	—	21,435	1,474,223

Edward D. Breen	—	—	209,287	14,442,147

Jon D. Kemp	—	—	21,498	1,719,959

Leland G. Weaver	—	—	53,246	2,726,609

(a)

Reflects delivery of shares from the 2022 PSU grant, which vested on December 31, 2024 and was paid out in February 2025, the 2022, 2023, and 2024 Annual RSU grants, and the 2023 PSU grants that were converted to RSUs as described in the “Treatment of Equity Awards Outstanding at the Time of the Qnity Distribution” section of the CD&A. In addition, Messrs. Bloemhard and Breen had shares delivered for the payment of FICA and Medicare taxes on outstanding awards related to their eligibility for award treatment under 55/10; Ms. Franzen had shares delivered under her 2022 special award grant; and Mr. Weaver had shares delivered upon his separation from the Company.

We do not currently grant new awards of stock options, stock appreciation rights, or similar option-like equity awards. We do not grant equity awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation. In the event we grant new awards of stock options or similar equity awards in the future, the People and Compensation Committee will evaluate the appropriate steps to take in relation to the foregoing.

62

Executive Compensation

Benefits

Pension Benefits

The following table lists the pension program participation and actuarial present value of each NEO’s defined benefit pension, if any, as of December 31, 2025.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(a)	Payment During Last Fiscal Year ($)

Lori D. Koch	DuPont Pension Restoration Plan	15.29	35,033	—

Antonella B. Franzen(b)	DuPont Pension Restoration Plan	—	—	—

Jeroen P. Bloemhard(b)	DuPont Pension Restoration Plan	—	—	—

Erik T. Hoover(b)	DuPont Pension Restoration Plan	—	—	—

Christopher P. Raia(b)	DuPont Pension Restoration Plan	—	—	—

Edward D. Breen(b)	DuPont Pension Restoration Plan	—	—	—

Jon D. Kemp	DuPont Pension Restoration Plan	13.69	230,675	—

Leland G. Weaver	DuPont Pension Restoration Plan	14.29	21,955	—

(a)	The form of payment, interest rate, and mortality are based on assumptions noted in the description below.
(b)	Messrs. Bloemhard, Hoover, Raia and Breen and Ms. Franzen are not eligible to, and do not, participate in the DuPont Pension Restoration Plan.

Supplemental Retirement Plans

The DuPont Pension Restoration Plan

Prior to June 1, 2019, an unfunded non-qualified plan was in place to provide pension benefits that exceeded the applicable IRC compensation or benefit limits. Effective June 1, 2019, the prior plan was assumed by Corteva and we adopted the DuPont Pension Restoration Plan to provide this benefit based on the annuity value and years of credited service under the prior plan, frozen as of May 31, 2019. The form of benefit is a lump sum and the mortality tables and interest rates used to determine lump sum payments are the Applicable Mortality Table and the Applicable Interest Rate prescribed by the Secretary of the Treasury in IRC Section 417(e)(3).

Messrs. Bloemhard, Hoover, Raia, and Breen and Ms. Franzen were hired after December 31, 2006, and are not eligible to participate in the DuPont Pension Restoration Plan.

In April 2025, the Board determined that it was appropriate to terminate the DuPont Pension Restoration Plan effective April 29, 2025. Any remaining participants were considered fully vested at that time and will have their accounts liquidated and distributed on or about May 29, 2026.

2026 Proxy Statement	63

Executive Compensation

Non-qualified Deferred Compensation

The following table provides information on compensation the NEOs have elected to defer as described in the narrative that follows.

Name	Executive Contributions in Last Fiscal Year ($)(a)	Company Contributions in Last Fiscal Year ($)(b)	Aggregate Earnings in Last Fiscal Year ($)	Aggregated Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)

Lori D. Koch	499,939	261,528	252,262	—	1,902,343

Antonella B. Franzen	148,828	105,747	47,901	—	421,856

Jeroen P. Bloemhard	28,569	42,854	5,869	—	78,154

Erik T. Hoover	68,507	102,760	195,123	—	1,347,567

Christopher P. Raia	48,954	73,430	69,755	—	510,550

Edward D. Breen	129,710	194,565	1,242,953	—	7,579,792

Jon D. Kemp	65,492	88,238	205,639	—	—(c)

Leland G. Weaver	48,888	73,332	94,086	—	662,887

(a)	Executive contributions are included in 2025 salary in the Summary Compensation Table.
(b)	Company contributions are included in 2025 All Other Compensation in the Summary Compensation Table.
(c)	Mr. Kemp’s balance as of October 31, 2025, was transferred to the Qnity Retirement Savings Restoration Plan.

Non-Qualified Deferred Compensation Programs

DuPont offers non-qualified deferred compensation programs through which eligible participants can voluntarily elect to defer some portion of base salary or STIP until a future date. Deferrals are credited to an account, and earnings are calculated thereon in accordance with the applicable investment option or interest rate. With the exception of the DuPont Retirement Savings Restoration Plan, there are no Company contributions or matches. The DuPont Retirement Savings Restoration Plan was adopted to restore Company contributions that would be lost due to IRC limits on compensation that can be contributed under DuPont’s tax-qualified 401(k) plan.

The following provides an overview of the various deferral options as of December 31, 2025.

DuPont Retirement Savings Restoration Plan (“RSRP”):

Under the RSRP, NEOs can elect to defer their eligible compensation (generally, base salary plus STIP) that exceeds the regulatory limits ($350,000 in 2025) in increments of 1% up to 6%. DuPont matches participant contributions on a dollar-for-dollar basis up to 6% of eligible pay. DuPont also makes an additional 3% contribution of eligible compensation, regardless of whether the employee elects to make deferrals into the RSRP. Participant investment options under the RSRP mirror the options available under the tax-qualified 401(k) plan. Distributions may be made in the form of a lump sum or annual installments after separation from service.

Management Deferred Compensation Plan (“MDCP”):

Under the MDCP, NEOs can elect to defer the receipt of up to 60% of their base salary and/or STIP award. The Company does not match deferrals under the MDCP. Participants may select from among seven core investment options for amounts deferred under the MDCP, including DuPont Common Stock units with dividend equivalents credited as additional stock units. In general, distributions may be made in the form of a lump sum at a specified future date if prior to separation from service, or a lump sum or annual installments after separation from service.

64

Executive Compensation

Other Retirement and Termination Benefits

Mr. Breen was retirement eligible at the time of his transition to non-executive Chairman and was entitled to benefits similar to most other salaried employees upon separation from the Company. All of the NEOs active on December 31, 2025, are also entitled to additional benefits in the case of an involuntary termination without cause or a change in control event. The summary below shows the impact of various types of separation events on the different compensation elements the NEOs receive.

Base Salary, Short-Term Incentive and Other Benefits – Retirement, Death, or Disability

•	Base Salary: Paid through date of separation on the normal schedule.

•	Short-Term Incentive: Prorated for the portion of the year worked and paid on the normal schedule.

•	Benefits: All NEOs are eligible for life insurance coverage similar to most other salaried U.S. employees.

•	Retirement Plans: Participants have access, in accordance with elections and plan features, to the following retirement plan benefits:

–	Non-qualified deferred compensation programs as shown in the Non-Qualified Deferred Compensation Table and accompanying narrative.

–	Pension benefits, as applicable, as shown in the Pension Benefits Table and the accompanying narrative.

–	Defined contribution 401(k) plan.

Outstanding LTI Awards

The following LTI treatment applies if the executive meets the age 55 with 10 years of service requirement:

•

Options continue vesting in accordance with the three-year vesting schedule. Vested options expire at the end of the original term for awards issued prior to 2021 and for the awards issued to Mr. Breen. For awards issued starting in 2021, vested options expire five years following termination or at the end of the original term, whichever is earlier.

•

Restrictions on the regular annual RSUs lapse on the original schedule for awards in 2023. For awards issued in 2024 and 2025, a prorated portion of the award is automatically vested and paid out. Special or one-time RSU awards are forfeited.

•	PSUs are subject to the original performance period, prorated for the number of months of service completed during the performance period.

•

Regardless of the above, any retirement within twelve months of the grant date results in forfeiture of the award. This period is reduced to six months for Mr. Breen pursuant to the terms of his employment agreement.

Voluntary Separation or Termination for Cause

•

All options are forfeited in the case of a Termination for Cause. In the case of a voluntary separation, options issued prior to 2021 as well as unvested options issued starting in 2021 are forfeited. Vested, unexercised options issued starting in 2021 expire three months following termination or at the end of the original term, whichever is earlier.

•	All RSUs are forfeited.

•	All PSUs are forfeited.

2026 Proxy Statement	65

Executive Compensation

Death

•

Options are fully vested and exercisable and expire one year following death or at the end of the original term, whichever is shorter. The expiration period is two years for awards issued prior to 2021 and awards issued to Mr. Breen under his employment agreement.

•	All RSUs are automatically vested and paid out.

•	PSUs remain subject to the original performance period, prorated for the number of months of service completed during the performance period.

Involuntary Termination due to a Divestiture

•

Unvested Options are automatically vested, prorated for the number of months of service completed during the vesting period and expire one year (five years in the case of executives who meet the age 55 with 10 years of service requirement) following termination or at the end of the original term, whichever is shorter. Mr. Breen’s awards would receive the Involuntary Termination without Cause treatment outlined below.

•

To the extent not otherwise assumed, substituted or replaced with equivalent awards, RSUs are automatically vested, prorated for the number of full or partial months of service completed during the vesting period and paid out. Mr. Breen’s awards would receive the Involuntary Termination without Cause treatment outlined below.

•	PSUs remain subject to the original performance period, prorated for the number of months of service completed during the period.

Involuntary Termination without Cause

•

Options are fully vested and exercisable and expire one year (five years in the case of executives who meet the age 55 with 10 years of service requirement, or full original term for awards under Mr. Breen’s employment agreement) following termination or at the end of the original term, whichever is shorter.

•	RSUs issued in 2023 and 2025 are automatically vested and paid out. For RSUs issued in 2024, a prorated portion of the award is automatically vested and paid out.

•	PSUs remain subject to the original performance period, prorated for the number of months of service completed during the period.

66

Executive Compensation

Potential Payments upon Termination or Change in Control

Senior Executive Severance Plan (“SESP”)

The Company maintains the Senior Executive Severance Plan (“SESP”), which provides certain severance benefits both before and after a change in control of the Company to ensure that executives remain focused on Company business during a period of uncertainty. The change in control benefits are structured to protect the interests of stockholders by including a “double-trigger” mechanism that results in a severance payout only when:

•	A change of control is consummated, and

•	The executive’s employment is terminated by the Company without cause, or by the executive for good reason within a specified period following the change in control.

All NEOs are presently participants in the SESP, though Mr. Breen is not entitled to cash severance payments under the SESP that are described below. Before 2024, Mr. Breen participated in a legacy version of the SESP, also without entitlement to cash severance payments thereunder.

The SESP provides benefits in the event of an involuntary termination without cause and enhanced benefits in the event of an involuntary termination without cause by the Company or voluntary termination by the executive for good reason if the termination occurs within 24 months following a change in control event.

Benefits provided in the event of a termination without cause not in connection with a change in control include:

•	Lump sum cash payment equal to two times (for Ms. Koch) or one and a half times (for each NEO other than Mr. Breen and Ms. Koch) the sum of the executive’s base salary and target annual bonus.

•	An annual bonus amount for the year of termination equal to the greater of the actual or target bonus amount, prorated to the termination date.

•

Continued health and dental benefits, financial counseling, tax preparation services and outplacement services for two years (for Ms. Koch) or one and a half years (for each NEO other than Mr. Breen and Ms. Koch) following the date of termination.

For any benefits to be earned under the SESP in connection with a change in control, the change in control must occur and the executive’s employment must be terminated within two years following the change in control, either by the Company without cause or the executive for good reason (a “double trigger”). Benefits include:

•	Lump sum cash payment equal to three times (for Ms. Koch) or two times (for each NEO other than Mr. Breen and Ms. Koch) the sum of the executive’s base salary and target annual bonus.

•	An annual bonus amount for the year of termination equal to the greater of the actual or target bonus amount, prorated to the termination date.

•

Continued health and dental benefits, financial counseling, tax preparation services and outplacement services for three years (for Ms. Koch) or two years (for each NEO other than Mr. Breen and Ms. Koch) following the date of termination.

The SESP requires a release of claims as a condition to the payment of benefits and includes twelve-month non-competition and non-solicitation provisions and additional non-disparagement and confidentiality provisions.

Immediately following the close of the Electronics Separation, the Committee deemed the transaction a change in control with respect to the Senior Executive Severance Plan.

2026 Proxy Statement	67

Executive Compensation

E. Breen Employment Letter

On February 6, 2023, the Company and Mr. Breen, entered into an employment letter agreement (the “Letter Agreement”) pursuant to which he continued his employment with the Company from and after January 1, 2024, on an at-will basis. Except as otherwise noted below, the Letter Agreement, effective as of January 1, 2024, superseded his prior employment agreement, dated December 28, 2020, (the “2020 Agreement”), which expired by its terms on December 31, 2023.

The Letter Agreement provided that Mr. Breen generally would be subject to Company policies and procedures on the same basis as other senior executives and does not specify any salary or bonus levels, but it did provide that Mr. Breen would participate in the Company’s SESP – without entitlement to the cash severance payments thereunder – in lieu of his participation in the legacy version of that plan as provided for in the 2020 Agreement. Moreover, as under the 2020 Agreement, Mr. Breen generally was eligible for retirement vesting under his equity incentive awards and, upon any termination of employment other than for cause, was deemed to satisfy any minimum service requirement under those awards, subject to a requirement that he has been employed for at least six months following grant. Finally, the Letter Agreement acknowledged that certain provisions of the 2020 Agreement by their terms survive expiration of the agreement.

Effective November 1, 2025, Mr. Breen transitioned from his role as Executive Chairman to non-executive Chairman.

68

Executive Compensation

The following table summarizes the value of the incremental benefits to be received due to an involuntary termination without cause or a change in control event as of December 31, 2025, and does not take into account amounts described in “Pension Benefits” and “Non-Qualified Deferred Compensation” sections above.

Involuntary Termination or Change in Control Values

Name	Type of Benefit	Involuntary Termination Without Cause ($)	Change in Control ($)(a)

Lori D. Koch	Severance(b)	8,125,000	11,250,000

	LTI Acceleration(d)	12,854,705	22,201,366

	Increase in Present Value of Pension	—	—

	Health & Welfare Benefits	58,320	87,480

	Outplacement & Financial Planning	29,900	39,900

	Tax Reimbursement	N/A	N/A

Antonella B. Franzen	Severance(b)	3,000,000	3,750,000

	LTI Acceleration	2,981,583	5,299,612

	Increase in Present Value of Pension	N/A	N/A

	Health & Welfare Benefits	43,578	58,104

	Outplacement & Financial Planning	29,900	29,900

	Tax Reimbursement	N/A	N/A

Jeroen P. Bloemhard	Severance(b)	2,109,375	2,656,250

	LTI Acceleration	998,834	1,167,053

	Increase in Present Value of Pension	N/A	N/A

	Health & Welfare Benefits	25,434	33,912

	Outplacement & Financial Planning	29,900	29,900

	Tax Reimbursement	N/A	N/A

Erik T. Hoover	Severance(b)	2,800,000	3,500,000

	LTI Acceleration	3,338,318	4,068,454

	Increase in Present Value of Pension	N/A	N/A

	Health & Welfare Benefits	43,740	58,320

	Outplacement & Financial Planning	29,900	29,900

	Tax Reimbursement	N/A	N/A

Christopher P. Raia	Severance(b)	2,084,375	2,616,250

	LTI Acceleration	2,866,124	3,474,519

	Increase in Present Value of Pension	N/A	N/A

	Health & Welfare Benefits	43,740	58,320

	Outplacement & Financial Planning	29,900	29,900

	Tax Reimbursement	N/A	N/A

2026 Proxy Statement	69

Executive Compensation

Name	Type of Benefit	Involuntary Termination Without Cause ($)	Change in Control ($)(a)

Edward D. Breen(c)	Severance(b)	N/A	N/A

	LTI Acceleration	N/A	N/A

	Increase in Present Value of Pension	N/A	N/A

	Health & Welfare Benefits	N/A	N/A

	Outplacement & Financial Planning	N/A	N/A

	Tax Reimbursement	N/A	N/A

Jon D. Kemp(d)	Severance(b)	N/A	N/A

	LTI Acceleration	N/A	N/A

	Increase in Present Value of Pension	N/A	N/A

	Health & Welfare Benefits	N/A	N/A

	Outplacement & Financial Planning	N/A	N/A

	Tax Reimbursement	N/A	N/A

Leland G. Weaver(e)	Severance(b)	N/A	2,907,386

	LTI Acceleration	2,839,456	N/A

	Increase in Present Value of Pension	—	N/A

	Health & Welfare Benefits	N/A	29,520

	Outplacement & Financial Planning	N/A	29,900

(a)	An executive must meet the double trigger requirement of being involuntarily terminated within two years of a change in control in order to receive benefits.
(b)

Severance values equal the sum of (1) the lump sum cash severance payment and (2) the annual bonus amount for the year of termination equal to the greater of the actual or target bonus amount, prorated to the termination date. For purposes of this table, the annual bonus is assumed at target value.

(c)	Mr. Breen transitioned to non-Executive Chairman on November 1, 2025, and as of such date, he is no longer eligible for any executive benefits.
(d)	Mr. Kemp left the Company at the time of the Electronics Separation on November 1, 2025, and as of such date, he is no longer eligible for any Company benefits.
(e)

Amounts listed for Mr. Weaver are actual values paid upon involuntary termination without cause effective November 1, 2025. The severance amount includes a pro-rated STIP award. The Electronics Separation was deemed a change in control under SESP but did not meet the requirements to be considered a change in control under the DuPont EIP.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, the following information is provided about the relationship of the annual total compensation of the Company’s employees (other than the CEO) and the annual total compensation for the CEO, Lori D. Koch. Ms. Koch became our principal executive officer upon Mr. Breen’s transition from Executive Chairman to non-executive Chairman. We calculated the estimated ratio of CEO pay to median employee pay for 2025 using the following data:

•	The annual total compensation for the median employee was $85,492, determined in the same manner used to calculate total compensation for purposes of the Summary Compensation Table, and

•	The annual total compensation of the CEO, as reported in the Summary Compensation Table, was $16,134,250.

Based on the calculation of compensation for both the CEO and the median employee, the estimated ratio of CEO pay to median employee pay for 2025 was 189:1. For further information on the calculation of Ms. Koch’s annual total compensation, see the Summary Compensation Table above.

The pay ratios presented above are a reasonable estimate. Because SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, the pay ratio may not be comparable to the pay ratio reported by other companies.

The median employee was identified in 2025 from the population of all employees worldwide as of November 2, 2025, utilizing base pay rather than Summary Compensation Table compensation. The Company calculated annual base pay based on a reasonable estimate of hours worked during 2025 for hourly workers, and upon salary levels for the remaining employees. The Company used a valid statistical sampling methodology to identify employees the Company expected to be paid within a 5% range of the median. The Company selected an employee from that group as the median employee for purposes of preparing the ratio of CEO pay to median employee pay.

70

Executive Compensation

Pay Versus Performance
As
required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation
S-K,
the following information is provided regarding the relationship between the “compensation actually paid” (“CAP”) to the NEOs during the preceding five fiscal years, and our TSR and Net Income and also Adjusted EPS, which in our assessment represents the most important financial performance measure (that is not otherwise required to be disclosed
in the first table below) used by us to link the CAP of the NEOs for 2025 to our performance. While Adjusted EPS was chosen for this
table, our executive compensation programs use a balanced portfolio of measures to drive short- and long-term objectives aligned with our strategy and shareholder interests as further described in our CD&A above.

							Value of Initial Fixed $100 Investment Based On:

Year	Summary Compensation Table Total for First PEO ($)	Summary Compensation Table Total for Second PEO (a) ($)	Compensation Actually Paid to First PEO ($)	Compensation Actually Paid to Second PEO (a) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (b) ($)	Average Compensation Actually Paid to Non-PEO NEOs (a),(b) ($)	Total Shareholder Return ($)	Peer Group (c) Total Shareholder Return ($)	Net Income (in Millions) ($)	Adjusted EPS (d) ($)

2025	16,134,250	7,505,091	18,320,887	834,807	4,125,379	2,551,013	169	190	88	1.68

2024	N/A	15,680,270	N/A	15,441,997	5,138,520	4,996,889	131	176	703	4.07

2023	N/A	19,854,971	N/A	24,510,953	3,240,502	3,724,388	129	150	423	3.48

2022	N/A	25,584,297	N/A	19,098,666	3,276,034	2,296,364	113	127	5,868	3.41

2021	N/A	15,106,986	N/A	19,419,485	5,938,960	5,015,787	131	135	6,467	4.30

(a)	To calculate CAP, the following amounts were respectively deducted from and added to the total of the compensation shown in the Summary Compensation Table (SCT) for the applicable year:
First PEO SCT Total to CAP Reconciliation:

		Deductions from SCT Total		Additions to SCT Total

Year	SCT Total ($)	Stock Award and Option Awards (1) ($)	Change in Pension Value ($)	Equity Value (2) ($)	Pension Value (2) ($)	CAP ($)

2025	16,134,250	-12,547,711	0	+14,734,348	+0	18,320,887
Second PEO SCT Total to CAP Reconciliation:

		Deductions from SCT Total		Additions to SCT Total

Year	SCT Total ($)	Stock Award and Option Awards (1) ($)	Change in Pension Value ($)	Equity Value (2) ($)	Pension Value (2) ($)	CAP ($)

2025	7,505,091	-5,000,001	0	-1,670,283	+0	834,807

2026 Proxy Statement	71

Executive Compensation

Non-PEO
NEO SCT Total to CAP Reconciliation
(all amounts shown as averages for
Non-PEO
NEOs):

		Deductions from SCT Total		Additions to SCT Total

Year	SCT Total ($)	Stock Award and Option Awards (1) ($)	Change in Pension Value ($)	Equity Value (2) ($)	Pension Value (2) ($)	CAP ($)

2025	4,125,379	-2,397,839	0	+823,473	+0	2,551,013

(1)	Represents the grant date fair value of equity-based awards granted each year.
(2)
The equity award and pension benefit adjustments for each applicable year were calculated in accordance with the methodology required by Item 402(v) of Regulation
S-K.
Only Mr. Heinzel,
Non-PEO
NEO as noted in footnote (b), has pension accruals calculated in accordance with the SEC methodology for determining CAP. All other pension accruals reported in the SCT are related to a frozen
Non-Qualified
plan which does not have any service accrual. The amounts deducted or added in calculating the equity award adjustments for the PEO and
Non-PEOs
are provided in the tables below.

First PEO Equity Award Adjustments:

Year	Year End Fair Value of Awards Granted in the Year ($) (a)	Vest Date Fair Value of Awards Granted in the Year ($) (b)	Year over Year Change in Fair Value of Outstanding and Unvested Awards ($) (c)	Year over Year Change in Fair Value of Awards Granted in Prior Years that Vested in the Year ($) (d)	Prior Year End Fair Value of Awards Failing to Meet Vesting Conditions During the Year ($) (e)	Total Equity Award Adjustments ($) (a) + (b) + (c) + (d) -(e)

2025	14,386,794	—	(766,444)	1,113,998	—	14,734,348
Second PEO Equity Award Adjustments:

Year	Year End Fair Value of Awards Granted in the Year ($) (a)	Vest Date Fair Value of Awards Granted in the Year ($) (b)	Year over Year Change in Fair Value of Outstanding and Unvested Awards ($) (c)	Year over Year Change in Fair Value of Awards Granted in Prior Years that Vested in the Year ($) (d)	Prior Year End Fair Value of Awards Failing to Meet Vesting Conditions During the Year ($) (e)	Total Equity Award Adjustments ($) (a) + (b) + (c) + (d) -(e)

2025	4,844,963	208,005	(11,342,754)	4,619,503	—	-1,670,283
Non-PEO
Equity Award Adjustments
(all amounts shown as averages for
Non-P
EO
NEOs):

Year	Year End Fair Value of Awards Granted in the Year ($) (a)	Vest Date Fair Value of Awards Granted in the Year ($) (b)	Year over Year Change in Fair Value of Outstanding and Unvested Awards ($) (c)	Year over Year Change in Fair Value of Awards Granted in Prior Years that Vested in the Year ($) (d)	Prior Year End Fair Value of Awards Failing to Meet Vesting Conditions During the Year ($) (e)	Total Equity Award Adjustments ($) (a) + (b) + (c) + (d) -(e)

2025	1,322,825	294,880	(963,630)	221,504	52,107	823,473

72

Executive Compensation

(b)
The First PEO reflected in the tables is Lori D. Koch and the Second PEO reflected in the tables is Edward D. Breen. The
Non-PEO
NEOs included in the average calculations has changed annually; the following table indicates the
Non-PEO
NEOs included in the average for the indicated year:

Fiscal Year

	2025	2024	2023	2022	2021

Antonella Franzen	NEO	NEO	—	—	—

Jeroen Bloemhard	NEO	—	—	—	—

Erik Hoover	NEO	NEO	NEO	NEO	NEO

Christopher P. Raia	NEO	—	—	—	—

Lori D. Koch	—	NEO	NEO	NEO	NEO

Jon Kemp	Former NEO	NEO	NEO	NEO	NEO

Leland Weaver	Former NEO	NEO	NEO	NEO	—

Raj Ratnakar	—	—	Former NEO	—	—

Randy Stone	—	—	—	—	NEO

Rose Lee	—	—	—	—	Former NEO

Matthias Heinzel (1)	—	—	—	—	Former NEO

(1)
Mr. Heinzel was a German employee and his salary, bonus and other non-equity
related compensation items were paid in Euros. U.S. Dollar amounts in the table with respect to Mr. Heinzel were converted from Euros at a rate of 1.22 Dollars to one Euro for compensation reported in 2021. The exchange rate used was calculated by averaging exchange rates for each date in December of the reporting year.

(c)
Peer Group reflects the same peer group used for purposes of the performance graph under Regulation
S-K
Item 201(e)(1)(ii) as set forth in the Company’s Annual Report on Form
10-K
for the year ended December 31, 2025 (S&P Industrials).

(d)
This measure has been designated as the “Company-Selected Measure” for 2025, in accordance with SEC rules, and represents the most important financial performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to our NEOs in 2025. Adjusted EPS is a non-GAAP
financial measure. See Appendix A for a reconciliation of Adjusted EPS to the most directly comparable U.S. GAAP financial measure, earnings per share.

The three measures listed below, in no particular order, represent the three most important financial performance measures used by DuPont to link the CAP of the NEOs for 2025 to the Company’s performance as further described in our CD&A above within the sections titled “Short-Term Incentive Compensation” and “Long-Term Incentive Compensation.”
Most Important Financial
Performance Measures

Adjusted EPS
Adjusted ROIC
Adjusted Corporate Net Income

2026 Proxy Statement	73

Executive Compensation

CAP versus TSR
As shown in the chart below, the PEOs and other NEOs’ CAP amounts are aligned with the Company’s TSR. Alignment is primarily due to the Company’s use of equity incentives, which are tied directly to stock price in addition to the Company’s financial performance.

74

Executive Compensation

CAP versus Net Income
Net Income varied significantly for the years ended 2021, 2022, 2023 and stabilized since 2024. Net Income increased in 2021 from the acquisition of Laird Performance Materials on July 1, 2021, the absence of goodwill impairment charges, as well as significantly lower restructuring charges, partially offset by currency headwinds and expense related to transaction costs primarily related to the Mobility & Materials (“M&M”) divestitures and the proposed acquisition of Rogers Corp. Net Income decreased in 2022 compared to 2021 due to increased expenses for transaction costs, income taxes and restructuring, as well as reduced income from the businesses associated with our historic M&M segment. Net income decreased in 2023 compared to 2022 primarily due to a goodwill impairment charge and lower segment earnings. The PEO and NEO’s CAP have varied significantly from the changes in Net Income in large part due to the significant emphasis the Company places on equity incentives, which are sensitive to changes in stock price. In addition, the performance metrics used in our compensation program are measured on a continuing operations basis, and as described in the Compensation Discussion and Analysis section above, the Committee took action to exclude the positive and negative impacts of certain significant M&A transactions completed during the periods presented.

CAP vs. Net Income
Compensation Actually Paid (CAP) $000s
Net Income, $Billions
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$6,467
$5,868
$24,511
$19,419
$19,099
$18,321
$15,442
$5,016
$4,997
$3,724
$2,296
$2,551
$98
$703
$423
$835
$-
$-
$-
2021
2022
2023
2024
2025
CAP to First PEO
CAP to Second PEO(1)
Average CAP to Non-PEO NEOs
Net Income

2026 Proxy Statement	75

Executive Compensation

CAP versus Company-Selected Measure (CSM)
The chart below compares the PEO and other NEOs’ CAP to our CSM, Adjusted EPS. Adjusted EPS declined in 2025 due to the Electronics Separation.

76

Agenda Item 2:

Advisory Resolution to Approve

Executive Compensation

As required by Section 14A of the Exchange Act, the Company is asking stockholders to approve an advisory resolution on the Company’s executive compensation as reported in this Proxy Statement. As described in the CD&A section of this Proxy Statement, executive compensation programs are designed to attract and retain talent through the alignment of pay and financial interests of the executives with stockholder value creation.

As described in the CD&A section, the People and Compensation Committee believes the executive compensation programs create incentives for strong operational performance and for the long-term benefit of the Company.

Beginning in 2011, a “say on pay” advisory vote to approve executive compensation has been required for all U.S. public companies under Section 14A of the Exchange Act. Therefore, in accordance with the Exchange Act, and as a matter of good corporate governance, the Company is asking stockholders to approve the following non-binding advisory resolution at the Annual Meeting:

RESOLVED, that the stockholders of DuPont de Nemours, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the Proxy Statement for the Company’s 2026 Annual Meeting of Stockholders.

This advisory resolution is non-binding on the Board. Although non-binding, the Board and the People and Compensation Committee will review and carefully consider the voting results when evaluating the executive compensation programs.

The next “say on pay” advisory vote will occur at the Company’s 2027 Annual Meeting of Stockholders.

The Board of Directors recommends a vote FOR the approval of the Advisory Resolution to Approve Executive Compensation.

AGENDA ITEM 2: ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

The Board of Directors recommends that you vote FOR this resolution.

2026 Proxy Statement	77

Agenda Item 3:

Ratification of the Appointment of the

Independent Registered Public

Accounting Firm

RESOLVED, that the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2026, made by the Audit Committee with the concurrence of the Board, is hereby ratified.

Appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. The Board concurs with, and recommends that stockholders ratify, the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the 2026 fiscal year. The Company’s fiscal year is the twelve months ended December 31st. PricewaterhouseCoopers LLP has served as the independent registered public accounting firm for the Company since 2019.

Audit Committee Process

Before making its determination on appointment, the Audit Committee carefully considers the qualifications and competence of candidates for the independent registered public accounting firm. For PricewaterhouseCoopers LLP, this included a review of (i) the firm’s relevant technical expertise, significant institutional knowledge of the Company’s operations and industry, and its performance in prior years, (ii) the firm’s independence, including consideration of non-audit services provided by PricewaterhouseCoopers LLP, and processes for maintaining independence, (iii) external data on audit quality and performance of PricewaterhouseCoopers LLP, including the results of the most recent internal quality control review or Public Company Accounting Oversight Board (“PCAOB”) inspection, and peer firms, (iv) the appropriateness of PricewaterhouseCoopers LLP’s fees, (v) the key members of the audit engagement team, and (vi) the firm’s approach to resolving significant accounting and auditing matters including consultation with the firm’s national office, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee also conducts an annual evaluation of the independent registered public accounting firm, the results of which are considered in the appointment process.

The Audit Committee is responsible for the audit fee negotiations with PricewaterhouseCoopers LLP. The Audit Committee is directly involved in the selection of the lead engagement partner in conjunction with the mandated five-year rotation of this position. The current lead engagement partner was appointed for the 2024 audit and a change in lead engagement partner is currently expected to occur for the 2028 audit. Additional information may be found in the Audit Committee Report which follows this proposal and in the Audit Committee Charter available on the Company’s website at www.investors.dupont.com/investors/dupont-investors/corporate-governance.

Representatives of PricewaterhouseCoopers LLP will attend and be available to answer stockholder questions at the Annual Meeting. PricewaterhouseCoopers LLP may make a statement at the Annual Meeting if they wish.

In the event that the selection of PricewaterhouseCoopers LLP is not ratified by stockholders, the Audit Committee will take that into account in connection with any future decisions as to the selection of a firm to serve as the Company’s auditors, although by law the Audit Committee has final authority over the determination of whether to retain PricewaterhouseCoopers LLP or another firm at any time.

Audit Committee Pre-Approval Policy

The Audit Committee has established policies and procedures requiring its review and pre-approval of all audit and non-audit services (and associated fees) to be performed by the independent registered public accounting firm. In its review and pre-approval of non-audit services, the Committee considers why the independent registered public accounting firm is the preferred provider, as well as the possible effect, in appearance and fact, on the firm’s independence.

78

Agenda Item 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm

The independent registered public accounting firm submits a report annually regarding the audit, audit-related, tax and other services it expects to render in the following year and the associated, forecasted fees to the Audit Committee for its approval. Audit services include the audit of the Company’s Consolidated Financial Statements, separate audits of its subsidiaries, services associated with regulatory filings and attestation services regarding the effectiveness of the Company’s internal control over financial reporting. Audit-related services are assurance services that are reasonably related to the audit of the Company’s Consolidated Financial Statements or services traditionally provided by the independent registered public accounting firm. Audit-related services include employee benefit plan audits; audits of carve-out financial statements related to divestitures; due diligence services regarding potential acquisitions or dispositions, including tax-related due diligence; internal control reviews and recommendations on internal control requirements, excluding those that are part of the financial statement audit; and agreed-upon or expanded audit procedures related to regulatory requirements. Tax services include selected tax compliance services, advice and recommendation with respect to issues such as tax audits and appeals, restructurings, mergers and acquisitions, and assistance regarding appropriate handling of items on the returns, required disclosures, elections and filing positions available to the Company. Other services include non-financial attestation, assessment and advisory services. The Audit Committee may delegate to one or more members, the authority to grant specific pre-approvals under this policy provided that any pre-approvals so made shall be reported to the full Audit Committee at its next meeting.

If a service has not been included in the annual pre-approval process, it must be specifically pre-approved by the Audit Committee. In situations where the cost of services is likely to exceed the approved fees, excluding the impact of currency, specific pre-approval is required. Requests for specific pre-approvals will be considered by the full Audit Committee. If that is not practical, then the Chair may grant specific pre-approvals when the estimated cost for the service or the increase in fees for a previously pre-approved service does not exceed $500,000. Any such pre-approvals are reported to the full Audit Committee at its next meeting.

Independent Registered Public Accounting Firm Fees

The Audit Committee pre-approved all services rendered by and associated fees paid to the Company’s independent public accounting firm PricewaterhouseCoopers LLP for the 2025 and 2024 fiscal years.

Type of Fees

	2025*	2024

	$ in thousands	$ in thousands

Audit Fees(a)	$25,170	$15,670

Audit-Related Fees(b)	10,400	7,530

Tax Fees(c)	295	30

All Other Fees(d)	90	90

TOTAL	$35,955	$23,320

*

2025 fees were higher than 2024 fees primarily as a result of higher audit and audit-related fees in 2025 related to the Electronics Separation and the Aramids Divestiture, and the Company’s activities to achieve its intended capital structure following the Electronics Separation.

(a)

The aggregate fees billed are for the integrated audit of the Company’s annual financial statements and internal control over financial reporting, the reviews of the financial statements in quarterly reports on Form 10-Q, comfort letters, consents, statutory audits, and other regulatory filings.

(b)

The aggregate fees billed are primarily for audits of carve-out financial statements, employee benefit plan audits, control assessments, services supporting divestiture activities and agreed-upon procedures engagements.

(c)	The aggregate tax fees billed are primarily for tax compliance, tax audit assistance, and consultation and advice on business tax matters.
(d)	The aggregate fees billed are for miscellaneous services, such as general information services and training, as well as other agreed upon procedures.

AGENDA ITEM 3: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors recommends that you vote FOR this agenda item.

2026 Proxy Statement	79

Audit Committee Report

The Audit Committee operates pursuant to a charter that is available at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance. All references to the Committee in this report refer to the Audit Committee.

The Audit Committee of the Board is comprised entirely of independent directors who meet the independence, experience and other qualification requirements of the New York Stock Exchange (“NYSE”) and the Company’s Corporate Governance Guidelines. The Board has determined that all of the Committee members are financially literate and that Eleuthère I. du Pont, Luther C. Kissam IV, and Kurt B. McMaken are audit committee financial experts as defined by the applicable standards.

The Audit Committee held eight meetings during 2025. The Committee received updates from senior finance leadership, including the Chief Financial Officer (“CFO”), the Controller and Principal Accounting Officer (“PAO”), the General Auditor, and the independent registered public accounting firm at these meetings.

Unless determined unnecessary by the Committee, these meetings also included executive sessions among the Committee members only and separate, private sessions between the Committee and a) one or more of the independent registered public accounting firm’s client service partners and the lead engagement partner, b) the General Auditor, and c) the CFO. In addition, the Committee met in private session with the General Counsel. Also, informal meetings and communications occurred amongst various Committee members, the independent registered public accounting firm, the General Auditor, senior finance leadership, including the CFO and PAO, and other members of the Company’s management.

On behalf of the Board, the Committee oversees the Company’s financial reporting process and its internal control over financial reporting, areas for which management has the primary responsibility. In connection with its oversight responsibilities, the Committee meetings include, on a periodic basis, review and discussion with:

•	the Chief Financial Officer regarding the depth and breadth of the Company’s finance organization and strategy;

•	the Principal Accounting Officer regarding key accounting matters:

•	the General Auditor regarding internal controls and risk management;

•	the Treasurer regarding financial risk management, including insurance, foreign exchange agreements, hedges, swaps and other derivatives;

•	the Vice President of Tax primarily regarding key drivers of the effective tax rate and cash taxes paid as well as the tax regulatory landscape; and

•	the General Counsel regarding legal and regulatory matters.

These meetings included discussion of the preparation for and impact of the Electronics Separation and the Aramids Divestiture.

Also, at least annually the Committee reviews and discusses with management and the General Auditor, the Company’s controls and procedures over certain sustainability data disclosed by it.

The independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States and for issuing its report on the Company’s internal control over financial reporting.

In this context, the Committee has reviewed and discussed with management and PricewaterhouseCoopers LLP, the audited financial statements, the quarterly unaudited financial statements, matters relating to the Company’s internal control over financial reporting and the processes that support certifications of the financial statements by the Company’s Chief Executive Officer and Chief Financial Officer.

80

Audit Committee Report

Among other items, the Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the PCAOB and the SEC. The Committee reviewed and discussed with PricewaterhouseCoopers LLP, the firm’s judgments as to the quality of the accounting principles applied in the Company’s financial reporting and the critical audit matters (‘‘CAMs’’) addressed in the audit and the relevant financial statement accounts or disclosures that relate to each CAM. The Committee has received from PricewaterhouseCoopers LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding the firm’s communications with the Committee concerning independence. The Committee has discussed with PricewaterhouseCoopers LLP their firm’s independence from the Company and its management. In addition, the Committee has received written materials addressing PricewaterhouseCoopers LLP’s internal quality control procedures and other matters as required by the NYSE listing standards.

Further, the Committee pre-approves and reviews audit, audit-related and permitted non-audit services provided by the independent registered public accounting firm and the related fees for such services pursuant to the Pre-Approval Policy. The Committee has pre-approved all services provided and fees charged by the independent registered public accounting firm to the Company and has concluded that such services are compatible with the auditors’ independence.

Additional information regarding certain Audit Committee processes and the Pre-Approval Policy may be found in the discussion of Agenda Item 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm immediately preceding this report.

Relying in part on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board approved, that the audited financial statements and management’s report on internal control over financial reporting be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the U.S. Securities and Exchange Commission. The Committee has also selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company and its subsidiaries for 2026. The Board has concurred with that selection and has presented the matter to the stockholders of the Company for ratification.

This report is submitted by the Audit Committee.

Amy G. Brady

Eleuthère I. du Pont

Luther C. Kissam IV

Kurt B. McMaken (Chair)

2026 Proxy Statement	81

Agenda Item 4:

Approval of the Reverse Stock Split and a Reduction in the Number of Authorized Shares

RESOLVED, that a proposal to adopt and approve an amendment to the Company’s Certificate of Incorporation to effect (a) a reverse stock split of the Company’s outstanding shares of common stock, at a reverse stock split ratio of not less than 1-for-2 or more than 1-for-4, with an exact ratio as may be determined by the Company’s Board at a later date, and (b) a reduction in the number of authorized shares of our common stock by a corresponding ratio is hereby adopted and approved.

General

The Company is asking stockholders to adopt and approve a proposed amendment to our Certificate of Incorporation (the “Proposed Amendment”) to effect a reverse stock split of the outstanding shares of the Company’s common stock at a ratio of not less than 1-for-2 or more than 1-for-4 (the “Reverse Stock Split”) and a reduction in the number of authorized shares of our common stock by a corresponding ratio (the “Authorized Share Reduction”).

Our Board has approved and declared advisable the Proposed Amendment and recommends that our stockholders adopt and approve the Proposed Amendment. The description of the Proposed Amendment in this Proxy Statement is a summary and is subject to the full text of the Proposed Amendment, which is attached to this Proxy Statement as Annex A (the “Certificate of Amendment”).

If stockholders approve the Proposed Amendment, the Board will cause the Certificate of Amendment to be filed with the Secretary of State of the State of Delaware and effect the Reverse Stock Split and the Authorized Share Reduction only if the Board determines that the Reverse Stock Split and the Authorized Share Reduction would be in the best interests of the Company and its stockholders. The Board also may determine in its discretion not to effect the Reverse Stock Split and the Authorized Share Reduction and not to file the Certificate of Amendment. The Company will not effect the Reverse Stock Split without also effecting the Authorized Share Reduction, and vice versa No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split or the Authorized Share Reduction.

The Proposed Amendment, if effected, will effect a Reverse Stock Split of the outstanding shares of the Company’s common stock at a reverse stock split ratio of not less than 1-for-2 or more than 1-for-4, with an exact ratio to be determined by our Board at a later date. See “––Criteria to be Used for Determining the Ratio” below.

As of April [●], 2026, [●] shares of our common stock were issued and outstanding. Based on such number of shares of our common stock issued and outstanding, immediately following the effectiveness of the Reverse Stock Split (and without giving any effect to the payment of cash in lieu of fractional shares), we will have, depending on the reverse stock split ratio selected by our Board of Directors, issued and outstanding shares of stock as illustrated in the table under the caption “—Effects of the Reverse Stock Split and the Authorized Share Reduction—Effect on Shares of Common Stock”.

The Proposed Amendment will result in a reduction of the total number of shares of DuPont’s common stock that the Company is authorized to issue by a corresponding ratio. See “—Effects of the Reverse Stock Split and the Authorized Share Reduction—Effect on Shares of Common Stock” for the number of shares of common stock authorized but not outstanding or reserved that will remain available for issuance immediately following the effectiveness of the Reverse Stock Split and the Authorized Share Reduction.

All holders of our common stock will be affected proportionately by the Reverse Stock Split and the Authorized Share Reduction.

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, any stockholder who would have been entitled to receive a fractional share as a result of the Reverse Stock Split will receive cash payments in lieu of such fractional shares. Each common stockholder will hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving cash in lieu of fractional shares. The par value of our common stock will continue to be $0.01 per share. See “—Effects of the Reverse Stock Split and the Authorized Share Reduction—Reduction in Stated Capital.”

82

Agenda Item 4: Approval of the Reverse Stock Split and a Reduction in the Number of Authorized Shares

Reasons for the Reverse Stock Split and the Authorized Share Reduction

Reverse Stock Split

As a result of the Electronics Separation, in which each of our stockholders received one share of common stock of Qnity for every two shares of our common stock held at close of business on October 22, 2025, the value of our common stock no longer includes the value of our Electronics Business. Since the Electronics Separation and through April [●], 2026, the closing price of our stock on the NYSE has ranged from $[●] to $[●] per share.

The Board believes that the Reverse Stock Split (which will reduce the number issued and outstanding shares of our common stock) is in the best interests of the Company and its stockholders for the following reasons.

Better Alignment of Our Stock Price and Other Metrics with US Peer Companies, and Specifically Our Industrial Peer. With the current number of shares of our common stock and at our current market capitalization, [●]% of companies in the S&P 500, and all of our Industrial peers, have a stock price greater than DuPont’s current stock price of $[●] per share. The Board believes the Reverse Stock Split will likely increase the per share price for our common stock to levels more typical for many US peer companies and, importantly, our Industrial peers. If implemented, the Reverse Stock Split would also allow our key per share measures, including “Earnings Per Ordinary Share” and “Dividends per Ordinary Share,” to align more closely to the metrics reported by many US peer companies.

Enhanced Marketability and Potentially Make the Price of Our Shares More Attractive to a Broader Group of Institutional and Retail Investors. The Board believes implementing the Reverse Stock Split is likely to increase the price for our common stock as fewer shares will be outstanding, which may improve marketability of our common stock and may encourage interest and trading in our common stock. In addition, many institutional investors in the United States have policies or practices discouraging them from holding lower-priced stocks in their portfolios, associate lower price stocks with having greater trading swings and general volatility, and lower-priced stocks can have higher transaction costs. A higher stock price after the Reverse Stock Split may reduce these concerns.

Authorized Share Reduction

As a matter of Delaware law, the implementation of the Reverse Stock Split does not require a reduction in the total number of authorized shares of our common stock. However, if stockholders adopt and approve the Proposed Amendment to effect the Reverse Stock Split and the Authorized Share Reduction and the Reverse Stock Split is implemented, the authorized number of shares of our common stock also would be reduced by a corresponding ratio.

Criteria to be Used for Determining the Ratio

The ratio of the Reverse Stock Split, if approved and implemented, will be a ratio of not less than 1-for-2 or more than 1-for-4, with an exact ratio to be determined by our Board at a later date. The Board believes that stockholder approval of a range of Reverse Stock Split ratios (as opposed to approval of a single Reverse Stock Split ratio or a set of fixed ratios) provides flexibility to achieve the purposes of a Reverse Stock Split based on, among other things, the then-current market conditions and, therefore, is in the best interests of the Company. In determining a ratio following the receipt of stockholder approval, the Board (or any authorized committee of the Board) may consider, among other things, factors such as:

•	the historical trading price and trading volume of our common stock;

•	the number of shares of our common stock outstanding;

•	the then-prevailing market price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

•	the anticipated impact of the Reverse Stock Split on our ability to raise additional financing;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

2026 Proxy Statement	83

Agenda Item 4: Approval of the Reverse Stock Split and a Reduction in the Number of Authorized Shares

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split and the Authorized Share Reduction

We cannot assure you that the proposed Reverse Stock Split will increase our stock price.

We expect that the Reverse Stock Split will increase the per share trading price of our common stock. However, the effect of the Reverse Stock Split on the per share trading price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share trading price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks. In addition, although we believe the Reverse Stock Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the per share trading price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the per share trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.

The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above.

Effective Time

The effective time of the Reverse Stock Split and the Authorized Share Reduction (the “Effective Time”), if approved by stockholders and implemented by the Company, will be the date and time set forth in the Certificate of Amendment that is filed with the Secretary of State of the State of Delaware. The exact timing of the filing of the Certificate of Amendment will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.

If, at any time prior to the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval, and without further action by the stockholders, the Board, in its sole discretion, determines that it is in the Company and its stockholders’ best interests to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split and the Authorized Share Reduction, the Reverse Stock Split and the Authorized Share Reduction may be delayed or abandoned. However, the Board currently expects and intends to implement the Reverse Stock Split and the Authorized Share Reduction promptly following the receipt of stockholder approval. If stockholder approval for this proposal is not obtained, then the Certificate of Amendment will not be filed and the Reverse Stock Split and the Authorized Share Reduction will not be implemented.

Fractional Shares

Stockholders will not receive fractional shares of common stock in connection with the Reverse Stock Split. Instead, the transfer agent will aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then-prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. We expect that the transfer agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of our common stock. After the transfer agent’s completion of such sale, stockholders who would have been entitled to a fractional share will instead receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total proceeds of that sale net of any brokerage costs incurred by the transfer agent to sell such stock.

Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is made for their fractional share interest. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

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Agenda Item 4: Approval of the Reverse Stock Split and a Reduction in the Number of Authorized Shares

If you believe that you may not hold sufficient shares of our common stock at the Effective Time to receive at least one share in the Reverse Stock Split and you want to continue to hold our common stock after the Reverse Stock Split, you may do so by either:

•	purchasing a sufficient number of shares of common stock; or

•	if you have shares of common stock in more than one account, consolidating your accounts;

in each case, so that you hold a number of shares of our common stock in your account prior to the Reverse Stock Split that would entitle you to receive at least one share of common stock in the Reverse Stock Split. Shares of our common stock held in registered form and shares of our common stock held in “street name” (that is, through a broker, bank or other holder of record) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.

Effects of the Reverse Stock Split and the Authorized Share Reduction

General

After the Effective Time, each stockholder will own a reduced number of shares of common stock. The principal effect of the Reverse Stock Split and the Authorized Share Reduction will be to proportionately decrease the number of outstanding shares of our common stock based on the reverse stock split ratio of not less than 1-for-2 or more than 1-for-4 with the exact ration to be determined by the Board at a later date

Voting rights and other rights of the holders of our common stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described above. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares) of the voting power of the outstanding shares of our common stock after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. Our Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

Effect on Shares of Common Stock

The following table contains approximate information, based on share information as of March 30, 2026, relating to our outstanding common stock based on the proposed reverse stock split ratios and information regarding our authorized shares assuming that this proposal is approved and the Reverse Stock Split and the Authorized Share Reduction are implemented:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Not Outstanding or Reserved

Pre-Reverse Stock Split	1,666,666,667	[●]	[●]	[●]

Post-Reverse Stock Split 1:2	833,333,334	[●]	[●]	[●]

Post-Reverse Stock Split 1:4	416,666,667	[●]	[●]	[●]

After the Effective Time, our common stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our common stock.

Our common stock is currently registered under Section 12(b) of the Exchange Act and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of our common stock under the Exchange Act or the listing of our common stock on the NYSE. Following the Reverse Stock Split, we expect our common stock will continue to trade on the NYSE under the symbol “DD”, but it will have a new CUSIP number.

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Agenda Item 4: Approval of the Reverse Stock Split and a Reduction in the Number of Authorized Shares

Effect on Preferred Stock

Pursuant to our Certificate of Incorporation, our authorized capital stock consists of 250,000,000 shares of preferred stock, par value $0.01 per share, and 1,666,666,667 shares of common stock, par value $0.01 per share. The proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split and the Authorized Share Reduction would not impact the total authorized number of shares of our preferred stock or the par value of our preferred stock.

Accounting Matters

The Reverse Stock Split will not affect the par value of our common stock. The stated capital component, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Immediately after the Reverse Stock Split, the per share net income or loss and net book value of our common stock will be increased, as compared to the per share amounts absent the Reverse Stock Split, because there will be fewer shares of common stock outstanding. As applicable, the Reverse Stock Split would be reflected retroactively in our consolidated financial statements.

Effect on the Company’s Stock Plans

As of April [●], 2026, we had approximately [●] shares subject to stock options and [•] shares subject to unvested restricted stock units (including performance-based units) outstanding under the DuPont Omnibus Incentive Plan and the DuPont 2020 Equity and Incentive Plan (each as amended and otherwise adjusted to cover our common stock, the “Stock Plans”).

Under each of the Stock Plans, the People and Compensation Committee may determine the appropriate adjustment to the awards outstanding under our Stock Plans in the event of a reverse stock split. Accordingly, if the Reverse Stock Split is effected, the number of shares available for issuance under the Stock Plans, as well as the number of shares subject to any outstanding award under the Stock Plans, and the exercise price, grant price or purchase price relating to any such award under the Stock Plans, are expected to be equitably adjusted by the People and Compensation Committee to reflect the Reverse Stock Split. The People and Compensation Committee will also determine the treatment of fractional shares subject to stock options and other outstanding awards under the Stock Plans. In addition, pursuant to the authority provided under the Stock Plans, the People and Compensation Committee is expected to authorize the Company to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical or conforming changes to our Stock Plans.

For illustrative purposes only, if a 1-for-3 reverse stock split is effected, the [●] shares that remain available for issuance under the Stock Plans as of April [●], 2026 are expected to be adjusted to [●] shares, subject to increase as and when outstanding awards made under the Stock Plans expire or are forfeited or are otherwise again made available for issuance pursuant to the terms of the Stock Plans.

Reservation of Right to Delay the Filing of the Certificate of Amendment or Abandon the Reverse Stock Split and the Authorized Share Reduction

We reserve the right to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split and the Authorized Share Reduction and at any time before the Effective Time, even if the Proposed Amendment has been approved by stockholders. By voting in favor of the amendment to effect the Reverse Stock Split and the Authorized Share Reduction, you are also expressly authorizing the Board to delay, until the one-year anniversary of the Annual Meeting, or abandon the Reverse Stock Split and the Authorized Share Reduction if the Board determines that such action is in the best interests of the Company and its stockholders.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

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Agenda Item 4: Approval of the Reverse Stock Split Split and a Reduction in the Number of Authorized Shares

Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record

If you hold registered shares of our common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our common stock in registered book-entry form or your cash payment in lieu of fractional shares, if applicable. If you are entitled to post-Reverse Stock Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our common stock you hold. In addition, if you are entitled to a payment of cash in lieu of fractional shares, a check will be mailed to you at your registered address as soon as practicable after the Effective Time. By signing and cashing this check, you will warrant that you owned the shares of the Company’ common stock for which you received a cash payment.

At the Effective Time, we intend to treat stockholders holding shares of our common stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our common stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our common stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.

No Appraisal Rights

Under Delaware law, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split or the Authorized Share Reduction described in this proposal and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split or the Authorized Share Reduction that is not shared by all of our other stockholders.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this Proxy Statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

•	an individual citizen or resident of the United States;

•

a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it has a valid election in place to be treated as a United States person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this Proxy Statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is

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Agenda Item 4: Approval of the Reverse Stock Split Split and a Reduction in the Number of Authorized Shares

not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our common shares for a lesser number of common shares, based upon the Reverse Stock Split ratio, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. holder’s aggregate tax basis in the lesser number of common shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split (excluding any portion of such basis that is allocated to any fractional share of our common stock). The holding period for the common shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be long term capital gain or loss if the U.S. holder’s holding period for our common stock surrendered exceeded one year at the Effective Time.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

AGENDA ITEM 4: APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AND A REDUCTION IN THE NUMBER OF AUTHORIZED SHARES

The Board of Directors recommends that you vote FOR this agenda item.

88

Annex A

CERTIFICATE OF AMENDMENT TO THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF DUPONT DE NEMOURS, INC.

DuPont De Nemours, Inc. (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1.

That at a meeting of the Board of Directors of the Company resolutions were duly adopted setting forth a proposed amendment of the Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) of the Company, declaring said amendment to be advisable and calling a meeting of the stockholders of the Company for consideration thereof.

2.

That, pursuant to resolution of its Board of Directors, a meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the DGCL at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

3.	This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Company’s Certificate of Incorporation.

4.

Upon the filing and effectiveness (the “Effective Time”) pursuant to the DGCL of this Certificate of Amendment to the Certificate of Incorporation of the Company, each [●][1] shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) issued and outstanding immediately prior to the Effective Time shall automatically be combined and converted into one validly issued, fully paid and nonassessable share of Common Stock without any further action by the Company or the holder thereof, subject to the treatment of fractional share interests as described below. No fractional shares shall be issued at the Effective Time and, in lieu thereof, the Company’s transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then-prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share, and after the transfer agent’s completion of such sale, stockholders shall receive a cash payment (without interest or deduction) from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

5.

In accordance with Article IX of the Certificate of Incorporation, Article IV, Section (i) of the Certificate of Incorporation is hereby amended and restated in its entirety as follows upon the Effective Time:

“(i) Classes of Stock. The total number of shares of stock of all classes of capital stock that the Company is authorized to issue is [●]2 shares. The authorized capital stock is divided into 250,000,000 shares of preferred stock having a par value of $0.01 per share (hereinafter, the “Preferred Stock”) and [●]3 shares of common stock having a par value of $0.01 per share (hereinafter, the “Common Stock”).”

6.	This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

7.	The Effective Time of this Certificate of Amendment shall be [●].

8.	All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed by [●], its [●], this [●] day of [●].

By:
[●]
[●]

[1]	To reflect the final ratio determined by the Board of Directors within the range approved by the Company’s stockholders.
[2]	To be equal to the sum of 250,000,000 plus the as-reduced number of authorized shares of common stock set forth in the next sentence.
[3]	To be reduced proportionately from 1,666,666,667 to reflect the final ratio determined by the Board of Directors within the range approved by the Company’s stockholders.

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Additional Information

Future Stockholder Proposals

If you satisfy the requirements of the rules and regulations of the SEC and wish to submit a proposal to be considered for inclusion in the Company’s proxy materials for the 2027 Annual Meeting of Stockholders of DuPont de Nemours, Inc. (“2027 Meeting”), pursuant to Rule 14a-8, please send it to the Office of the Corporate Secretary. Under Rule 14a-8 of the Exchange Act, these proposals must be received no later than the close of business on December 11, 2026.

Future Annual Meeting Business

Under the Company’s Bylaws, if you wish to raise items of proper business directly at an annual meeting, including director nominations outside of the proxy access process, other than stockholder proposals presented under Rule 14a-8 for inclusion in the Company’s proxy materials, you must give advance written notification to the Office of the Corporate Secretary. For the 2027 Meeting, written notice must be received by the Office of the Corporate Secretary between the close of business on December 11, 2026, and the close of business on January 10, 2027. However, as provided in the Bylaws, different deadlines apply if the 2026 Meeting is called for a date that is not within 30 days before or after the anniversary of the Annual Meeting. In that event, written notice must be received by the Office of the Corporate Secretary no earlier than the close of business on the 120th day prior to the 2026 Meeting and no later than the close of business on the later of the 90th day prior to the 2026 Meeting and the 10th day following the date on which public disclosure of the date of such meeting is first made by the Company. Such notices must comply with the procedural and content requirements of the Bylaws. If notice of a matter is not received within the applicable deadlines or does not comply with the Bylaws, the chair of the annual meeting may refuse to introduce such matter. If a stockholder does not meet these deadlines or, does not satisfy the requirements of Rule 14a-4 of the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the annual meeting. The full text of the Bylaws is available at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance.

Future Director Nominees through Proxy Access

Under the Company’s Bylaws, if you wish to nominate a director through proxy access, you must give advance written notification to the Office of the Corporate Secretary. For the 2027 Meeting, written notice must be received by the Office of the Corporate Secretary between the close of business on November 11, 2026, and the close of business on December 11, 2026. Such notices must comply with the procedural and content requirements of the Bylaws. The full text of the Bylaws is available at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance.

Multiple Stockholders with the Same Address

The SEC’s “householding” rules permit us to deliver only one notice or set of proxy materials to stockholders who share an address unless otherwise requested. This practice is designed to reduce printing and postage costs. If you are a registered stockholder and share an address with another stockholder and have received only one notice or one set of proxy materials, you may request a separate copy of these materials, and future materials, at no cost to you by writing to the Office of the Corporate Secretary at 974 Centre Road, CRP Building 730, Wilmington, DE 19805 or by calling 302-295-5783. Alternatively, if you are currently receiving multiple copies of the notice or the proxy materials at the same address and wish to receive a single copy in the future, you may contact the Office of the Corporate Secretary. If you hold your stock with a bank or broker, you may revoke your consent to householding at any time by contacting Broadridge Financial Solutions Inc., 51 Mercedes Way, Edgewood, NY 11717, or by calling 1-866-540-7095. If you are a registered stockholder receiving multiple copies at the same address or if you have a number of accounts at a single brokerage firm, you may submit a request to receive a single copy in the future by contacting the Office of the Corporate Secretary. If you hold your stock with a bank or broker, contact Broadridge Financial Solutions Inc. at the address and telephone number provided above. The Company will promptly deliver to a stockholder who received one copy of proxy materials as the result of householding, a copy of the materials upon the stockholder’s written or oral request to the Office of the Corporate Secretary.

90

Additional Information

Electronic Delivery of Proxy Materials

Stockholders may request proxy materials be delivered to them electronically in 2027 by visiting https://enroll.icsdelivery.com/dd. This results in faster delivery of the documents and significant savings to the Company by reducing printing and mailing costs.

Copies of Proxy Materials and Annual Report

The Notice and Proxy Statement and Annual Report are posted on DuPont’s website at https://www.investors.dupont.com/investors/dupont-investors/filings-and-reports and at www.proxyvote.com.

Copies of Corporate Governance Documents

The Certificate of Incorporation, Bylaws, Corporate Governance Guidelines, Director Code of Conduct, Code of Financial Ethics, board committee charters and other governance documents are posted on DuPont’s website at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance. Stockholders may receive printed copies of each of these documents without charge by contacting the Office of the Corporate Secretary, 974 Centre Road, CRP Building 730, Wilmington, DE 19805.

2026 Proxy Statement	91

Appendix A

NON-GAAP RECONCILIATION

Non-GAAP Financial Measures

The tables below include information that does not conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are considered non-GAAP measures. Management uses the Financial Performance Measures defined below internally for planning, forecasting and evaluating the performance of the Company, including allocating resources. DuPont’s management believes these non-GAAP financial measures are useful to investors because they provide additional information related to the ongoing performance of DuPont to offer a more meaningful comparison related to future results of operations. These non-GAAP financial measures supplement disclosures prepared in accordance with U.S. GAAP and should not be viewed as an alternative to U.S. GAAP. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. These Non-GAAP measures have been reconciled to U.S. GAAP based on the definitions provided and, if applicable, for the purposes of compensation, further adjusted for exclusions and discretionary items approved by the People and Compensation Committee (“P&CC”).

The costs of the Electronics Business, Aramids Business, and M&M Businesses that are classified as discontinued operations include only direct operating expenses incurred by the businesses. Indirect costs, such as those related to corporate and shared service functions previously allocated to the Electronics Business, Aramids Business, and M&M Businesses, do not meet the criteria for discontinued operations and are reported within continuing operations. A portion of these indirect costs include costs related to activities the Company will or continues to undertake post-closing of the Electronics Separation, Aramids Divestiture, and M&M Divestitures, and for which it is or will be reimbursed (“Future Reimbursable Indirect Costs”). Future Reimbursable Indirect Costs are reported within continuing operations in Corporate but are excluded from Operating EBITDA as defined below. The remaining portion of these indirect costs are not subject to future reimbursement (“Stranded Costs”). Stranded Costs are reported within continuing operations in Corporate and are included within Operating EBITDA.

The Compensation Performance Measures defined below and used in this Proxy Statement are non-GAAP financial measures. Generally, financial measures other than the Compensation Performance Measures are presented on the same basis as in the 2025 Annual Report on Form 10-K or the Company’s year-end 2025 earnings release included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on February 10, 2026.

Financial Performance Measures

Adjusted Earnings is defined as income from continuing operations excluding the after-tax impact of significant items, after-tax impact of amortization expense of intangibles, the after-tax impact of non-operating pension / other post-employment benefits (“OPEB”) credits / costs, Future Reimbursable Indirect Costs and environmental remediation costs, including certain investigate, remediate and restoration costs, associated with discontinued or divested operations, businesses or product lines (“Corporate DDOB Remediation Costs”).

Adjusted earnings per common share from continuing operations – diluted (“Adjusted EPS”) is defined as Adjusted Earnings per common share—diluted.

Operating EBITDA is defined as earnings (i.e., “Income from continuing operations before income taxes”) before interest, depreciation, amortization, non-operating pension / OPEB credits / costs, and foreign exchange gains / losses, excluding Future Reimbursable Indirect Costs, Corporate DDOB Remediation Costs, and is adjusted for significant items. Significant items are items that arise outside the ordinary course of business for the Company, and beginning in the first quarter 2025, includes items for nonconsolidated affiliates, that the Company’s management believes may cause misinterpretation of underlying business and investment performance, both historical and future, based on a combination of some or all of the item’s size, unusual nature and infrequent occurrence. Management classifies as significant items certain costs and expenses associated with integration and separation activities related to transformational acquisitions and divestitures as they are considered unrelated to ongoing business performance.

2026 Proxy Statement	A-1

Appendix A

Compensation Performance Measures Discussed in the Compensation Discussion & Analysis

Corporate Adjusted Net Income is defined as Adjusted Earnings reduced for any exclusions and adjustments approved by the P&CC as further discussed above.

Corporate adjusted earnings per common share – diluted (“Corporate Adjusted EPS”) is defined as Adjusted EPS reduced for any exclusions and adjustments approved by the P&CC as further discussed above.

Organic Revenue is defined as total net sales, adjusted for the change in currency from 2025 budget forecast and the change in portfolio from 2025 budget forecast.

Corporate Adjusted Operating EBITDA is defined as Operating EBITDA reduced for any exclusions and adjustments approved by the P&CC as further discussed above.

Corporate Adjusted Free Cash Flow is defined as cash provided by/used for operating activities from continuing operations less capital expenditures and removing the impact of separation-related transaction costs and other payment and cash inflows/outflows that are unusual in nature and/or infrequent in occurrence that neither relate to the ordinary course of the Company’s business nor reflect the Company’s underlying business liquidity, and reduced for any exclusions and adjustments approved by the P&CC as further discussed above.

A-2

Appendix A

Significant Items Impacting Results (1)

Adjusted Earnings, net of tax (Non-GAAP)

In Millions, Except per Share Amounts (Unaudited)	Net Income (2)

Year ended Dec. 31, 2025

Reported Results (GAAP):	$88

- Significant Items	(316)

- Amortization of intangibles	(227)

- Non-op pension / OPEB benefit credits	5

- Future reimbursable indirect cost	(69)

- Corporate DDOB remediation costs	(9)

Adjusted Earnings, net of tax (Non-GAAP)	$704

Adjusted EPS (Non-GAAP)

In Millions, Except per Share Amounts (Unaudited)	EPS-DILUTED (3)

Year ended Dec. 31, 2025

Reported Results (GAAP):	$0.21

- Significant Items	(0.76)

- Amortization of intangibles	(0.54)

- Non-op pension / OPEB benefit credits	0.01

- Future reimbursable indirect cost	(0.16)

- Corporate DDOB remediation costs	(0.02)

Adjusted EPS (Non-GAAP)	$1.68

(1)

See Note 23 to the Consolidated Financial Statements contained in the Company’s 2025 Annual Report on Form 10-K and the schedules to the Company’s Current Report on Form 8-K filed on February 10, 2026 for additional information related to significant items impacting results.

(2)

“Net income from continuing operations available for DuPont common stockholders.” The income tax effect on significant items is calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

(3)	“Earnings per common share from continuing operations – diluted.”

2026 Proxy Statement	A-3

Appendix A

Significant Items Impacting Results (1)

Corporate Adjusted Net Income (Non-GAAP)

In Millions, Except per Share Amounts (Unaudited)	Net Income (2)
	Three months ended			Year ended Dec. 31, 2024	Year ended Dec. 31, 2023
	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025

Reported Results (GAAP):	$292	$227	$(555)	$743	$494

- Significant Items	(64)	(132)	(875)	(524)	(597)

- Amortization of intangibles	(95)	(110)	(114)	(460)	(468)

- Non-op pension / OPEB benefit credits	(1)	1	2	15	(7)

- Future reimbursable indirect cost	(6)	—	—	—	(4)

+ Discontinued operations (3)	42	—	—	—	—

- Additional exclusions & adjustments approved by the P&CC	8	13	(13)	(4)	33

Corporate Adjusted Net Income (Non-GAAP)	$492	$455	$445	$1,716	$1,537

Corporate Adjusted EPS (Non-GAAP)

In Millions, Except per Share Amounts (Unaudited)	EPS-DILUTED (4)
	Three months ended			Year ended Dec. 31, 2024	Year ended Dec. 31, 2023
	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025

Reported Results (GAAP):	$0.70	$0.54	$(1.33)	$1.77	$1.09

- Significant Items	(0.15)	(0.32)	(2.09)	(1.25)	(1.32)

- Amortization of intangibles	(0.23)	(0.26)	(0.27)	(1.09)	(1.04)

- Non-op pension / OPEB benefit credits	—	—	—	0.04	(0.02)

- Future reimbursable indirect cost	(0.01)	—	—	—	(0.01)

+ Discontinued operations (3)	0.10	—	—	—	—

- Additional exclusions & adjustments approved by the P&CC	0.02	0.03	(0.03)	(0.01)	0.07

Corporate Adjusted EPS (Non-GAAP)	$1.17	$1.09	$1.06	$4.08	$3.41

(1)

See Note 23 to the Consolidated Financial Statements contained in the Company’s 2025 Annual Report on Form 10-K and the schedules to the Company’s Current Report on Form 8-K filed on February 10, 2026 for additional information related to significant items impacting results.

(2)

“Net income from continuing operations available for DuPont common stockholders.” The income tax effect on significant items is calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

(3)

Reflects the aggregate adjustment related to the Company’s held-for-sale Aramids business for the purpose of reconciling back to Corporate Adjusted Net Income and Corporate Adjusted EPS, respectively, on a total Company basis for the three months ended September 30, 2025.

(4)	“Earnings per common share from continuing operations – diluted.”

A-4

Appendix A

Reconciliation of “Income from continuing operations, net of tax” to “Operating EBITDA”

In Millions, Except per Share Amounts (Unaudited)	Year ended Dec. 31, 2025

Income from continuing operations after income taxes (GAAP)	$98

+ Provision for income taxes on continuing operations	102

Income from continuing operations before income taxes	$200

+ Depreciation and amortization	647

- Interest income	72

+ Interest expense	311

- Non-operating pension/OPEB benefit credits	5

- Foreign exchange losses, net	(34)

+ Future reimbursable indirect cost	89

+ Corporate DDOB remediation costs	12

- Adjustments for significant items charge	(412)

Operating EBITDA (Non-GAAP)	$1,628

Reconciliation of “Income (loss) from continuing operations, net of tax” to “Corporate Adjusted Operating EBITDA”

In Millions, Except per Share Amounts (Unaudited)	Three months ended

	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025

Income (loss) from continuing operations, net of income taxes (GAAP)	$308	$238	$(548)

+ Provision for income taxes on continuing operations	19	68	119

Income (loss) from continuing operations before income taxes	$327	$306	$(429)

+ Depreciation and amortization	257	296	293

- Interest income	18	17	18

+ Interest expense	84	84	82

- Non-operating pension/OPEB benefit (costs) credits	(1)	1	3

- Foreign exchange losses, net	(11)	(18)	(3)

+ Future reimbursable indirect cost	8	—	—

- Adjustments for significant items charge	(170)	(173)	(860)

+ Discontinued operations (1)	62	—	—

- Additional exclusions & adjustments approved by the P&CC	(25)	(15)	(49)

Operating EBITDA (Non-GAAP)	$927	$874	$837

(1)

Reflects the aggregate adjustment related to the Company’s held-for-sale Aramids business for the purpose of reconciling to Corporate Adjusted Operating EBITDA on a total Company basis for the three months ended September 30, 2025.

2026 Proxy Statement	A-5

Appendix A

Common Shares – Diluted

U.S. GAAP Share Count

In Millions, Except per Share Amounts (Unaudited)	Year ended Dec. 31, 2025	Three months ended				Year ended Dec. 31, 2024	Year ended Dec. 31, 2023
		Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025

Weighted average common shares – basic	417.5	413.7	419.0	418.9	418.5	419.2	449.9

+ Dilutive effect of equity compensation plans	1.7	—	1.1	0.8	—	1.4	1.3

Weighted average common shares – diluted	419.2	413.7	420.1	419.7	418.5	420.6	451.2

Reconciliation of “Net Sales” to “Organic Revenue”(1)

In Millions, Except per Share Amounts (Unaudited)	Three months ended

	Dec. 30, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025

Net sales (GAAP):	$1,693	$3,072	$3,257	$3,066

+ Discontinued operations (2)	—	343	—	—

- Currency	10	(4)	(35)	(12)

Organic Revenue (Non-GAAP):	$1,703	$3,411	$3,222	$3,054

(1)	For 2025, Organic Revenue was assessed as a Compensation Performance Measure using total-Company results for the first three quarters and continuing-operations results for the fourth quarter.
(2)

Reflects the aggregate adjustment related to the Company’s held-for-sale Aramids business for the purpose of reconciling back to Organic Revenue on a total Company basis for the three months ended September 30, 2025.

A-6

Appendix A

Reconciliation of “Cash provided by operating activities – continuing operations” to “Corporate Adjusted Free Cash Flow”

In Millions, Except per Share Amounts (Unaudited)	Three months ended

	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025

Cash provided by operating activities from continuing operations (GAAP) (1)	$644	$381	$382

- Capital expenditures (1)	(157)	(116)	(249)

+ Separation-related transaction cost and other payments (1)	179	168	79

- Additional exclusions & adjustments approved by the P&CC	(41)	171	30

Corporate Adjusted Free Cash Flow (Non-GAAP):	$625	$604	$242

(1)

Includes adjustments to add back the held-for-sale Aramids business’ inflows and outflows for the purpose of reconciling to a total Company basis for the three months ended September 30, 2025. Aramids activity consisted of an inflow of cash provided by operating activities ($53mm), an outflow attributed to capital expenditures ($11mm) and the addback of outflows for Separation-related transaction costs incurred ($48mm).

2026 Proxy Statement	A-7

DUPONT DE NEMOURS, INC.

ATTN: OFFICE OF THE CORPORATE SECRETARY

974 CENTRE ROAD, CRP BUILDING 730

WILMINGTON, DE 19805

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on the cut-off date (see reverse side). Have your proxy card in hand when you access the website and follow the instructions to cast your vote.

During The Meeting – Go to www.virtualshareholdermeeting.com/DD2026

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on the cut-off date (see reverse side). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes must be received by the cut-off date (see reverse side).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V70965-Z89521-P27607	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DUPONT DE NEMOURS, INC.

The Board of Directors recommends that you vote FOR all director nominees in Agenda Item 1 and FOR Agenda Items 2, 3 and 4.

1.	Election of Directors

	Nominees:		For	Against	Abstain

	1a.	Amy G. Brady	☐	☐	☐

1b.	Edward D. Breen	☐	☐	☐

1c.	Ruby R. Chandy	☐	☐	☐

1d.	Alexander M. Cutler	☐	☐	☐

1e.	Eleuthère I. du Pont	☐	☐	☐

1f.	Luther C. Kissam IV	☐	☐	☐

1g.	Lori D. Koch	☐	☐	☐

1h.	James A. Lico	☐	☐	☐

1i.	Frederick M. Lowery	☐	☐	☐

1j.	D. G. Macpherson	☐	☐	☐

1k.	Kurt B. McMaken	☐	☐	☐

		For	Against	Abstain

2.	Advisory Resolution to Approve Executive Compensation	☐	☐	☐

3.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026	☐	☐	☐

4.	Adoption and approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split and a reduction in the number of authorized shares	☐	☐	☐

NOTE: The undersigned authorizes the proxies to vote in their discretion on such other matters as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. All holders must sign. If a corporation, sign the full corporate name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held May 21, 2026:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT. PLEASE VOTE THE SHARES AS SOON AS POSSIBLE.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION,

 DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

V70966-Z89521-P27607

DUPONT DE NEMOURS, INC.

Annual Meeting of Stockholders

May 21, 2026, 1:00 PM Eastern Time

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints A. M. Cutler and E. D. Breen, or any of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 21, 2026, and any adjournment or postponement thereof, as hereinafter specified and, in their discretion, upon such other matters as may properly come before the Meeting. The undersigned hereby revokes all proxies previously given.

Such proxies are directed to vote as specified on the reverse side, or if no specification is made, FOR all director nominees in Agenda Item 1, and FOR Agenda Items 2, 3 and 4, and to vote in accordance with their discretion on such other matters as may properly come before the Meeting and at any adjournment or postponement of the Meeting. To vote in accordance with the DuPont Board of Directors’ recommendations, just sign and date on the reverse side; no voting boxes need to be checked.

NOTICE TO PARTICIPANTS IN EMPLOYEES’ SAVINGS PLANS

If you are a participant in certain employee savings plans, a trustee for the relevant employee savings plan may vote, as directed by the plan fiduciary or by an independent fiduciary selected by the plan fiduciary, all shares held in the plan for which no voting instructions are received. Other shares owned by you will be voted only if you sign and return a proxy card or vote by Internet or telephone.

The cut-off date for shares held in employee savings plans is May 18, 2026. The cut-off date for all other shares is May 20, 2026.

Continued and to be signed on reverse side